As filed with the Securities and Exchange Commission on August 26, 2013

Securities Act File No. 333-______

Investment Company Act File No. 811-22880

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

☑	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐	PRE-EFFECTIVE AMENDMENT NO.
☐	POST-EFFECTIVE AMENDMENT NO.

and/or

☑	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☐	AMENDMENT NO.

STEBEN ALTERNATIVE INVESTMENT FUNDS

(Exact name of Registrant as Specified in Charter)

9711 Washingtonian Boulevard, Suite 400

Gaithersburg, Maryland 20878

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (240) 631-7600

Francine J. Rosenberger, Esq.

c/o Steben & Company, Inc.

9711 Washingtonian Boulevard

Suite 400

Gaithersburg, Maryland 20878

(Name and Address of Agent for Service)

Copies of Communications to:

George Zornada, Esq.

K&L Gates LLP

State Street Financial Center

One Lincoln Street

Boston, MA 02111-2950

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

Registrant hereby amends the Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), shall determine.

If appropriate, check the following box: ☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

August 26, 2013 — SUBJECT TO COMPLETION

The information in this prospectus is incomplete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities, and we are not soliciting to buy these securities in any state where the offer or sale is not permitted.

Steben Managed Futures Fund

Class/Ticker
Class A/ _______

Class C/_______

Class I/ _______

Class N/ ______

PROSPECTUS

____________, 2013

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

www.steben.com

Steben Managed Futures Fund

A series of the Steben Alternative Investment Funds (the “Trust”)

Table of Contents

Summary of Steben Managed Futures Fund	1
More about the Fund’s Investment Objective, Strategies And Risks	9
Management of the Steben Managed Futures Fund	22
Your Investment	26
Doing Business with the Fund	37
Financial Highlights	43

This Prospectus sets forth basic information about the Fund that you should know before investing. It should be read and retained for future reference. More detailed information about the Fund is contained in the Statement of Additional Information (“SAI”), which is available on the Fund’s website at www.steben.com or upon request.

The date of this Prospectus is __________, 2013.

Summary of Steben Managed Futures Fund

Investment Objective | The Steben Managed Futures Fund (“Fund”) seeks to achieve positive long term absolute returns with low correlation to broad equity or fixed income market returns.

Fees and Expenses of the Fund | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the section titled “Class A Shares” on page XX of the Prospectus.

SHAREHOLDER FEES (Fees paid directly from your investment)	Class A		Class C		Class I	Class N
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	_.__	%	None		None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price) (if purchase $1 million or more and redeem within 18 months)	_.__	%	_.__	%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None		None		None	None
Redemption Fee (as a % of amount redeemed, if sold within 30 days)	1.00%		1.00%		1.00%	1.00%

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)	Class A		Class C		Class I		Class N
Management Fees	_.__	%	_.__	%	_.__	%	_.__	%
Distribution and/or Service (12b-1) Fees	_.__	%	_.__	%	_.__	%	_.__	%
Other Expenses(1)(2)	_.__	%	_.__	%	_.__	%	_.__	%
Acquired Fund Fees and Expenses(3)	_.__	%	_.__	%	_.__	%	_.__	%
Total Annual Fund Operating Expenses	_.__	%	_.__	%	_.__	%	_.__	%

(1)	“Other Expenses” are estimated amounts for the Fund’s first fiscal year.

(2)	Pursuant to an Operating Services Agreement with the Fund, Steben & Company, Inc. (“Steben” or “Adviser”) has contractually agreed to pay all of the Fund’s ordinary expenses including the Fund’s organizational and offering expenses but not the following Fund expenses: the Management Fee, the Distribution/Servicing Fee, borrowing costs, interest expenses, brokerage commissions and other transaction and investment-related costs, taxes, litigation and indemnification expenses, judgments and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. This Operating Services Agreement may be terminated at any time by the Board. Other Expenses include operating expenses for the Fund (including professional fees, transfer agency fees, offering costs and other operating expenses). Other costs may be borne by the Master Fund and/or the Fund, as appropriate.

(3)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, the costs of which will not be included in the Fund’s Financial Statements.

Expense Example | This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Steben Managed Futures Fund | Prospectus 1

	1 Year		3 Years
Class A shares	$	___	$	____
Class C shares	$	___	$	____
Class I shares	$	___	$	____
Class N shares	$	___	$	____

Portfolio Turnover | The Fund pays transaction costs, such as commissions, when it buys and sells securities and other investments (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs, may result in a greater proportion of the Fund’s gains being treated for federal income tax purposes as short-term capital gains (which will be taxable as ordinary income when distributed to shareholders), and may cause the Fund to distribute taxable income to its shareholders sooner than it would have distributed income if the investments were held for longer periods of time. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund has not yet commenced operations as of the most recent fiscal year end, and thus, does not yet have a portfolio turnover rate.

Principal Investment Strategies | The Fund seeks to achieve its investment objective by pursuing a managed futures strategy intended to capture absolute returns related to price trends in the commodity and financial futures markets (equity, interest rate and currency) markets by investing mainly in:

▪	securities of limited partnerships, corporations, limited liability companies and other types of pooled investment vehicles that are globally-oriented trading companies, including commodity pools (collectively, "Trading Entities");

▪	total return swaps (“Swaps”) that is based on a customized index designed to replicate the aggregate returns of managed futures programs of Trading Advisors (as defined below); and

▪	futures contracts, foreign currency transactions, options on futures, swaps or other securities or derivatives.

The Adviser generally expects that the Fund’s performance will have a low correlation to the performance of the general global equity, fixed income, currency and commodity markets; however, the Fund’s performance may correlate to the performance of any one or more of those markets over short-term periods.

The investment in Trading Entities, Swaps and derivatives provides the Fund with exposure to managers who employ a variety of managed futures trading strategies (“Trading Advisors”) that include the following investment styles: (1) long-term trend following, (2) discretionary macro investing based on economic fundamentals and value, (3) short-term systematic and discretionary trading, and (4) counter-trend or mean reversion strategies. These styles typically invest either long or short in one or a combination of options, futures, forwards, spot contracts, or swaps, each of which may be tied to (a) agricultural products, (b) currencies, (c) equity (stock market) indices, (d) energy resources, (e) fixed income and interest rates, (f) metals or (g) other commodities.

Steben expects each Trading Advisor to implement its designated managed futures program by investing in a variety of derivative instruments, including exchange-listed futures contracts and over-the-counter (“OTC”) forward contracts. While there are no limits on the type of instruments in which a Trading Advisor may invest, it is anticipated that the instruments in which the Trading Advisor will invest include (a) U.S. and foreign spot currencies, (b) futures contracts (including currency futures, futures on broad-based security indices and futures on commodities), and (c) currency forward contracts. The Fund does not have a policy limiting the amount of the Fund’s portfolio that it may invest in foreign investments. Other instruments in which a Trading Advisor may invest include options on futures contracts, swaps and other derivative instruments. Each instrument in which a Trading Advisor may invest may be tied to a wide variety of global markets for currencies, interest rates, equity and debt securities, energy resources, metals, agricultural products and other commodities. A Trading Advisor may take both long and short positions in the derivative instruments in which it invests. There are no formal limitations on the markets, strategies or instruments in which the Trading Advisors may invest. The Trading Advisors may or may not be registered under the Commodity Exchange Act.

Steben Managed Futures Fund | Prospectus 2

The Fund may seek to gain exposure to the commodity and financial futures markets primarily by investing up to 25% of the value of its total assets in a wholly-owned and controlled subsidiary (the "Subsidiary") formed under the laws of the Cayman Islands in order to provide the Fund with exposure to certain Managed Futures strategies that trade non-financial commodity futures contracts within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). However, the Fund may also make Managed Futures investments directly. The Subsidiary invests exclusively in any of the investments named above or may use a combination of such investments. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis.

The Fund will invest in fixed income investments to generate returns and interest income, diversifying the returns of the Fund’s investments in managed futures. The Fund will invest primarily in investment grade securities, which the Fund defines as those that are rated, at the time purchased, in the top four categories by a rating agency such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or, if, unrated determined by the Advisor or a subadviser to be of comparable quality. However, the fixed income portion of the Fund's portfolio will be invested without restriction as to issuer country, type of entity, capitalization or the maturity of individual securities. The Fund will not maintain any particular average maturity of its fixed income investments.

The Fund is “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest more of its assets in fewer positions than “diversified” mutual funds.

Trading Advisor Selection and Review. The Trading Advisor selection process is driven by both quantitative and qualitative analysis. Steben selects the Trading Advisors and their respective managed futures programs because Steben believes they are consistent with the Fund’s investment objective. Steben uses proprietary and commercial databases and analytical tools to identify Trading Advisors and managed futures programs that may be suitable for the Fund. Steben supplements the information obtained from these databases and tools using its informal investment community contacts and developed networks.

Steben receives information from a large number of Trading Advisors each year. Steben interviews a diversified cross-section of these Trading Advisors each year, but allocates assets to only a fraction of them. Steben continually looks to add to the pool of eligible Trading Advisors that meet Steben’s investment and due diligence requirements. This allows Steben to better rank and compare peers, which helps to facilitate the replacement of under-performing Trading Advisors as well as to identify attractive alternatives and new strategies.

Investment Analysis. After identifying a universe of Trading Advisors and managed futures programs that meet Steben’s internal criteria, Steben selects potential managed futures programs using a methodology based on both quantitative and qualitative assessments. Steben employs a portfolio construction process based on its assessment of each managed futures program’s historical return and risk profiles and the Fund’s investment objective. In general, Steben seeks to select Trading Advisors and managed futures programs based on the programs’ expected individual risk-adjusted performance and their potential diversification benefits to the Fund’s overall portfolio. For each prospective allocation to a new Trading Advisor, Steben will conduct an evaluation of the Trading Advisor and its strategy, team, and approach through analysis of, among other criteria, its prior investment returns, portfolio exposures, current assets under management, and investment strategy outlook.

Steben Managed Futures Fund | Prospectus 3

Investment and Operational Due Diligence. For each selected managed futures program that Steben considers seriously for investment, Steben completes a due diligence process that, among other things, reviews the respective Trading Advisor’s trading strategy, performance, experience, management team, strategy implementation, firm organizational strength and risk management. In addition, Steben conducts a separate internal review of the Trading Advisor’s investment and organizational documents, the Trading Advisor’s relationships with its auditors, prime brokers, fund administrators and other service providers, technology infrastructure, management and organization, legal, regulatory and compliance capabilities, policies and practices regarding valuation and the calculation of net asset values, trading processes, fees and cash movement, among other factors.

Steben seeks investment exposure for the Fund to selected Trading Advisors that, in its view, represent attractive investment opportunities in relation to the Fund’s investment objective. Steben, however, will consider rebalancing the Fund’s investment exposure periodically to maintain what it considers to be the appropriate mix of trading styles and investment strategies given its prevailing market views. There is no guarantee that any given Trading Advisor will accept additional allocations of capital at the time Steben wishes to make such an additional allocation or at any time thereafter. Furthermore, any Trading Advisor may return capital in whole or in part without the Fund’s consent.

Allocation. Steben monitors the performance of the Trading Advisors, the Trading Entities, the Swaps and derivative investments and seeks to achieve the Fund’s investment objective by allocating and from time to time reallocating the Subsidiary’s assets among these investments to modify the exposure to the Trading Advisors’ managed futures programs. Steben will seek to rebalance the Subsidiary’s assets from time to time to maintain weightings that it believes will be most likely to achieve the investment objective of the Fund. Steben allocates the assets of the Subsidiary among the Trading Entities, Swaps or derivatives so as to provide exposure to the Trading Advisors’ managed futures programs that Steben believes to be complementary to one another and consistent with the aim of moderating risk by diversifying the Fund’s exposure to futures contracts and other derivative instruments across trading methodologies, trading time horizons, sectors and geography. The Trading Advisors are expected to trade independently of each other and, as a group, are expected to employ a wide variety of systematic, and discretionary managed futures programs in the global currency futures, fixed income futures, commodity futures and equity futures markets. There can, however, be no assurances that the returns of one Trading Advisor’s managed futures program will not be closely correlated with those of another Trading Advisor’s managed futures program. If their returns were closely correlated, the managed futures programs may be subject to the same or similar risks and may be likely to increase or decrease in value at the same time.

Ongoing Monitoring. Steben will monitor and manage the Fund’s portfolio on an ongoing basis. This monitoring includes the ongoing reassessment of Trading Advisors, including with respect to factors that may impact performance. Steben will perform periodic quantitative monitoring (that will include monitoring returns, exposures and correlations) and qualitative monitoring (that will include face-to-face meetings or conference calls, reviews of organizational changes and strategy consistency) of the Trading Advisors using information available to it. Steben regularly assesses the strategies employed by the Trading Advisors, the market conditions influencing their strategies, and the performance of other advisors applying similar strategies. Steben performs regular reviews of the risk posed to the Fund by each Trading Entity’s investment positions.

Steben Managed Futures Fund | Prospectus 4

Successful implementation of these and other risk management techniques are intended to enable Steben to identify potential deficiencies in the Trading Advisor or its managed futures program and may lead to a reduction of investment exposure to a Trading Advisor. No risk-management process is fail-safe, and no assurance can be given that Steben’s risk management process will achieve its objective. From time to time, Steben may modify or change its risk management system.

Principal Risks | The Fund is not intended to be a complete investment program. An investment in the Fund is speculative and may involve a substantial degree of risk. The greatest risk of investing in this Fund is that you could lose money. Many factors affect the Fund’s net asset value and performance. There can be no assurances that the Fund will achieve its investment objective.

The following risks apply to the Fund’s direct investment in securities as well as the Fund’s indirect investment through the Subsidiary and the Trading Entities.

▪	Active and Frequent Trading Risk. Active and frequent trading may lead to a greater proportion of the Fund’s gains being treated for federal income tax purposes as short-term capital gains (which are generally taxable as ordinary income when distributed to shareholders) or may cause the Fund to distribute taxable income to its shareholders sooner than it would have distributed income if the investments were held for longer periods of time. Frequent trading also would result in transaction costs, which could detract from the Fund’s performance.

▪	Commodity Risk. Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

▪	Counterparty Risk. The Fund will be subject to the risk that its counterparty will be unable or unwilling to perform its obligations under the transactions and that the Fund will sustain losses.

▪	Credit Risk. Failure of an issuer or guarantor of a fixed income security to make timely interest or principal payments or otherwise honor its obligations could cause the Fund to lose money. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.

▪	Currency Risk. The Fund may invest directly or indirectly in currency indices or baskets. Investments in foreign currencies or financial instruments related to foreign currencies are subject to the risk that those currencies will change adversely in value relative to the U.S. dollar. Similarly, investments that speculate on the appreciation of the U.S. dollar are subject to the risk that the U.S. dollar may decline in value relative to foreign currencies. Foreign currencies are subject to risks caused by, among other factors, inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

▪	Derivatives Risk. Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, such as futures, options, swaps and forward contracts. Futures contracts, options, swaps and forward contracts can be highly volatile, illiquid and difficult to value, and changes in the value of these instruments held directly or indirectly by the Fund may not correlate with the underlying instrument or the Fund’s other investments. Although the value of these instruments depends largely upon price movements in the underlying instrument, there are additional risks associated with them that are possibly greater than the risks associated with investing directly in the underlying instruments, including illiquidity risk, leveraging risk and counterparty credit risk. A small investment in a derivative instrument could have a potentially large impact on the Fund’s performance.

Steben Managed Futures Fund | Prospectus 5

▪	Fixed Income Risk. Prices of fixed income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed income security prices and, accordingly, the Fund’s returns and share price. In addition, the Fund may be subject to “call” risk, which is the risk that during a period of falling interest rates the issuer may redeem a security by repaying it early (which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates), and “extension” risk, which occurs during a rising interest rate environment because certain obligations will be paid off by an issuer more slowly than anticipated (causing the value of those securities held by the Fund to fall).

▪	Foreign Investment Risk. Investments in instruments issued by entities based outside of the U.S. may be affected by political and economic events unique to a country or region, currency controls, exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

▪	Government Securities Risk. Securities of certain U.S. government agencies and instrumentalities are not guaranteed by the U.S. Treasury, and the fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment.

▪	High Fees. Your cost of investing in the Fund may be higher than the cost of investing in other mutual funds. In addition to the Fund's direct fees and expenses, you will indirectly bear fees and expenses paid by the Subsidiary and by the Trading Entities, including management fees and performance-based fees, commodity brokerage commissions and operating expenses.

▪	Interest Rate Risk. When interest rates increase, the value of the Fund’s exposure to fixed-income instruments will generally decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities.

▪	Industry Concentration Risk. The Subsidiary concentrates its investments in the commodity futures markets, which have historically experienced substantial price volatility. This concentration subjects the Fund to greater risk of loss as a result of adverse economic, business or other developments than if the Subsidiary’s investments were diversified across different sectors and markets.

▪	Leveraging Risk. Certain transactions the Fund, the Subsidiary and/or the Trading Entities may undertake, including futures contracts, forward currency contracts, forward commitment transactions and short sales, may give rise to a form of leverage. Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Relatively small market movements may result in large changes in the value of a leveraged investment. The potential loss on such leveraged investments may be substantial relative to the initial investment therein.

▪	Liquidity Risk. The Fund is subject to liquidity risk primarily due to its investments in derivatives. When there is little or no active trading market for specific types of derivatives, the Fund may have difficulty selling or closing out the derivatives at or near their perceived value and as a result, the value of such derivatives and the Fund’s share price may fall dramatically.

▪	Management Risk. The investment processes used by the Adviser, a subadviser and Trading Advisors could fail to achieve the Fund’s investment objective and cause your investment to lose value. Accordingly, the Fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors.

Steben Managed Futures Fund | Prospectus 6

▪	Market Disruption and Geopolitical Risk. The instability in the Middle East and terrorist attacks in the United States and around the world may result in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund cannot predict the effects of geopolitical events in the future on the U.S. economy and securities markets.

▪	Market Risk. The market value of a security or instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as “volatility,” may cause a security or instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole.

▪	Non-Diversification Risk. Because the Fund may invest a relatively high percentage of its assets in a limited number of positions, the Fund’s performance may be more vulnerable to changes in the market value of a single position and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

▪	Performance Fees. The performance-based fees paid to Trading Advisors may create an incentive for the Trading Advisors to make investments that are riskier or more speculative than those they might have made in the absence of such performance-based fees. A Trading Advisor with positive performance may receive performance-based compensation to the Trading Entity or through a Swap, which will be borne indirectly by the Fund, even if the Fund’s overall returns are negative.

▪	Regulatory Risk. Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, or market value, of an instrument held by the Fund or the Fund’s performance.

▪	Short Sales Risk. The Fund may make short sales, which may involve substantial risk and leverage. Short sales expose the Fund to the risk that it will be required to cover the short position at a time when the underlying instrument has appreciated in value, thus resulting in a loss to the Fund.

▪	Swap Risk. Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce the Fund's gains from a swap agreement or may cause the Fund to lose money.

▪	Subsidiary Risk. The Fund’s investment in the Subsidiary and, indirectly, in Swaps and Trading Entities, exposes the Fund to the risks associated with the Subsidiary’s and/or the Trading Entities’ investments, which are generally the risks of commodities-related investments. The Subsidiary and the Trading Entities are not subject to the investor protections of the Investment Company Act of 1940, as amended (the “1940 Act”). Changes in the laws of the United States, the U.S states or the Cayman Islands could result in the inability of the Fund to operate as intended, which could adversely affect the investment returns of the Fund.

▪	Tax Risk. In order for the Fund to qualify as a regulated investment company under Subchapter M of the Code, the Fund must derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income from certain commodity-linked derivative instruments in which the Fund invests is not considered qualifying income. The Fund will therefore restrict its income from direct investments in commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income.

Steben Managed Futures Fund | Prospectus 7

The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M. The Internal Revenue Service has suspended the granting private letter rulings confirming that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Fund should constitute “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. As a result, there is a risk that the Internal Revenue Service could assert that the annual net profit realized by the Subsidiary and imputed for income tax purposes to the Fund will not be considered “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Performance | Because the Fund has not completed a full calendar year of operations, no performance information is available as of the date of this Prospectus. The Fund makes updated performance information available at the Fund's website (www.steben.com) or by calling Steben Alternative Investment Funds at 800-726-3400.

Investment Adviser | Steben & Company, Inc. is the Fund’s investment adviser.

Subadvisers | ___________ and _______________ serve as the subadvisers with respect to the fixed income assets of the Fund.

Portfolio Managers of Investment Adviser |

Ken Steben, Investment Committee Member	Since Fund Inception (2013)
Michael Bulley, Investment Committee Member	Since Fund Inception (2013)
John Dolfin, Investment Committee Member	Since Fund Inception (2013)

Purchase and Sale of Fund Shares | You may purchase, redeem, or exchange Class A, Class C, Class I and Class N shares of the Fund on any business day through your financial intermediary, by mail at Steben Alternative Investment Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.726.3400).

The following shows the Fund’s investment minimums for various types of accounts:

Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares and Class C Shares
Direct Regular Accounts	$	$
Direct Retirement Accounts	$	$
Automatic Investment Plan	$	$
Gift Account For Minors	$	$
Class I Shares
All Accounts	$	$
Class N Shares
All Accounts	$	$

Steben Managed Futures Fund | Prospectus 8

Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business through your broker-dealer or other financial intermediary, by mail, or by telephone. If you are purchasing or redeeming Fund shares through an intermediary such as a broker-dealer or bank, contact your intermediary directly.

Tax Information | The dividends you receive from the Fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may be subject to federal income tax on withdrawals from such tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries | If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More About The Fund’s Investment Objective, Strategies and Risks

Investment Objective | The Steben Managed Futures Fund (“Fund”) seeks to achieve positive long-term absolute returns that have a low correlation to broad equity or fixed income market returns. The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees of the Trust without a vote of shareholders. There can be no assurances that the Fund will achieve its investment objective.

Additional Information Regarding Investment Strategies |

The Fund seeks to achieve its investment objective by pursuing a managed futures strategy intended to capture absolute returns related to price trends in the commodity markets and financial (equity, interest rate and currency) markets by investing primarily in:

▪	securities of limited partnerships, corporations, limited liability companies and other types of pooled investment vehicles that are globally-oriented trading companies, including commodity pools (collectively, "Trading Entities ");

▪	total return swaps (“Swaps”) that is based on a customized index designed to replicate the aggregate returns of managed futures programs of Trading Advisors (as defined below); and

▪	futures contracts, foreign currency transactions, options on futures, swaps or other securities or derivatives.

The Fund also invests in fixed income investments to generate returns and interest income which add diversification to the returns generated by the Fund’s portfolio. The Adviser generally expects that the Fund’s performance will have a low correlation to the performance of the general global equity, fixed income, currency and commodity markets; however, the Fund’s performance may correlate to the performance of any one or more of those markets over short-term periods.

Steben Managed Futures Fund | Prospectus 9

Managed Futures

The investment in Trading Entities, swaps and derivatives provides the Fund with exposure to managers who employ a wide variety of managed futures trading strategies (“Trading Advisors”) that use different systematic, relative value and discretionary trading styles across a broad range of financial markets and asset classes. Such managed futures trading strategies may include the following investment styles:

▪	long-term trend following
▪	discretionary macro investing based on economic fundamentals and value
▪	short-term systematic and discretionary trading
▪	counter-trend or mean reversion strategies.

Steben expects each Trading Advisor to implement its designated managed futures program by investing in a variety of derivative instruments, including exchange-listed futures contracts and over-the-counter (“OTC”) forward contracts. While there are no limits on the type of instruments in which a Trading Advisor may invest, it is anticipated that the instruments in which the Trading Advisor will invest include (a) U.S. and foreign spot currencies, (b) futures contracts (including currency futures, futures on broad-based security indices and futures on commodities), and (c) currency forward contracts. The Fund does not have a policy limiting the amount of the Fund’s portfolio that it may invest in foreign investments. Other instruments in which a Trading Advisor may invest include options on futures contracts, swaps and other derivative instruments. Each instrument in which a Trading Advisor may invest may be tied to a wide variety of global markets for currencies, interest rates, equity and debt securities, energy resources, metals, agricultural products and other commodities. A Trading Advisor may take both long and short positions in the derivative instruments in which it invests. There are no formal limitations on the markets, strategies or instruments in which the Trading Advisors may invest. The Trading Advisors may or may not be registered under the Commodity Exchange Act.

The Fund may seek to gain exposure to the commodity and financial futures markets primarily by investing up to 25% of the value of its total assets in a wholly owned and controlled subsidiary (the "Subsidiary") formed under the laws of the Cayman Islands in order to provide the Fund with exposure to certain Managed Futures strategies that trade non-financial commodity futures contracts within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). However, the Fund may also make Managed Futures investments directly. The Subsidiary invests exclusively in any of the investments named above or may use a combination of such investments. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The Subsidiary is advised by the Adviser and has the same investment objective as the Fund.

Trading Advisor Selection and Review. The Trading Advisor selection process is driven by both quantitative and qualitative analysis. Steben selects the Trading Advisors and their respective managed futures programs because Steben believes they are consistent with the Fund’s investment objective. Steben uses proprietary and commercial databases and analytical tools to identify Trading Advisors and managed futures programs that may be suitable for the Fund. Steben supplements the information obtained from these databases and tools using its informal investment community contacts and developed networks.

Steben receives information from a large number of Trading Advisors each year. Steben meets with a diversified cross-section of these Trading Advisors each year, but allocates assets to only a fraction of them. Steben continually looks to add to the pool of eligible Trading Advisors that meet Steben’s due diligence requirements. This allows Steben to better rank and compare peers, which helps to facilitate the replacement of under-performing Trading Advisors as well as to identify attractive alternatives and new strategies.

Steben Managed Futures Fund | Prospectus 10

Investment Analysis. After identifying a universe of Trading Advisors and managed futures programs that meet Steben’s internal criteria, Steben selects potential managed futures programs using a methodology based on both quantitative and qualitative assessments. Steben employs a portfolio construction process based on its assessment of each managed futures program’s historical return and risk profiles and the Fund’s investment objective. In general, Steben seeks to select Trading Advisors and managed futures programs based on the programs’ expected individual risk-adjusted performance and their potential diversification benefits to the Fund’s overall portfolio. For each prospective allocation to a new Trading Advisor, Steben will conduct an evaluation of the Trading Advisor and its strategy, team, and approach through analysis of, among other criteria, its prior investment returns, portfolio exposures, current assets under management, and investment strategy outlook.

Investment and Operational Due Diligence. For each selected managed futures program that Steben considers seriously for investment, Steben completes a due diligence process that, among other things, reviews the respective Trading Advisor’s trading strategy, performance, experience, management team, strategy implementation, firm organizational strength and risk management. In addition, Steben conducts a separate internal review of the Trading Advisor’s investment and organizational documents, the Trading Advisor’s relationships with its auditors, prime brokers, fund administrators and other service providers, technology infrastructure, management and organization, legal, regulatory and compliance capabilities, policies and practices regarding valuation and the calculation of net asset values, trading processes, fees and cash movement, among other factors.

Steben seeks investment exposure for the Fund to selected Trading Advisors that, in its view, represent attractive investment opportunities in relation to the Fund’s investment objective. Steben, however, will consider rebalancing the Fund’s investment exposure periodically to maintain what it considers to be the appropriate mix of trading styles and investment strategies given its prevailing market views. There is no guarantee that any given Trading Advisor will accept additional allocations of capital at the time Steben wishes to make such an additional allocation or at any time thereafter. Furthermore, any Trading Advisor may return capital in whole or in part without the Fund’s consent.

Allocation. Steben monitors the performance of the Trading Advisors, the Trading Entities, the Swaps and derivative investments and seeks to achieve the Fund’s investment objective by allocating and from time to time reallocating the Subsidiary’s assets among these investments to modify the exposure to the Trading Advisors’ managed futures programs. Steben will seek to rebalance the Subsidiary’s assets from time to time to maintain weightings that it believes will be most likely to achieve the investment objective of the Fund. Steben allocates the assets of the Subsidiary among the Trading Entities, Swaps or derivatives so as to provide exposure to the Trading Advisors’ managed futures programs that Steben believes to be complementary to one another and consistent with the aim of moderating risk by diversifying the Fund’s exposure to futures contracts and other derivative instruments across trading methodologies, trading time horizons, sectors and geography. The Trading Advisors are expected to trade independently of each other and, as a group, are expected to employ a wide variety of systematic, relative value and discretionary managed futures programs in the global currency futures, fixed income futures, commodity futures and equity futures markets. There can, however, be no assurances that the returns of one Trading Advisor’s managed futures program will not be closely correlated with those of another Trading Advisor’s managed futures program. If their returns were closely correlated, the managed futures programs may be subject to the same or similar risks and may be likely to increase or decrease in value at the same time.

Ongoing Monitoring. Steben will monitor and manage the Fund’s portfolio on an ongoing basis. This monitoring includes the ongoing reassessment of Trading Advisors, including with respect to factors that may impact performance. Steben will perform periodic quantitative monitoring (that may include monitoring returns, exposures and correlations) and qualitative monitoring (that may include face-to-face meetings or conference calls, reviews of organizational changes and strategy consistency) of the Trading Advisors using information available to it. Steben regularly assesses the strategies employed by the Trading Advisors, the market conditions influencing their strategies, and the performance of other advisors applying similar strategies. Steben performs regular reviews of the risk posed to the Fund by each Trading Entity’s investment positions.

Steben Managed Futures Fund | Prospectus 11

Successful implementation of these and other risk management techniques are intended to enable Steben to identify potential deficiencies in the Trading Advisor or its managed futures program and may lead to a reduction of investment exposure to a Trading Advisor. No risk-management process is fail-safe, and no assurance can be given that Steben’s risk management process will achieve its objective. From time to time, Steben may modify or change its risk management system.

Steben believes there are a number of potential reasons for reducing the Fund’s investment exposure to a Trading Advisor. Some of these reasons may include: deficiencies in the investment strategy or internal controls of a Trading Advisor, identification of a better alternative, style drift, change in key personnel, change in the managed futures program, significant change in the amount of assets under management, or a decline in performance. Steben rebalances the portfolio and terminates Trading Advisors at its own discretion.

Subsidiary

The Fund will execute its Managed Futures strategy primarily by investing up to 25% of its total assets in a wholly owned and controlled Subsidiary. The Subsidiary invests the majority of its assets in Trading Entities, Swaps, and foreign currency transactions and futures on foreign currencies transactions. However, the Fund may also make Managed Futures investments outside of the Subsidiary.

The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The principal investment strategies and principal investment risks of the Subsidiary also are principal investment strategies and principal risks of the Fund and are reflected in this Prospectus. The financial statements of the Subsidiary will be consolidated with those of the Fund. By investing in commodities indirectly through the Subsidiary, the Fund will obtain exposure to the commodities markets within the federal tax requirements that apply to the Fund. Specifically, the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").  Sub-chapter M requires, among other things, that at least 90% of the Fund's income be derived from securities or derived with respect to its business of investing in securities (typically referred to as "qualifying income").  The Fund will make investments in certain commodity-linked derivatives through the Subsidiary because income from these derivatives is not treated as "qualifying income" for purposes of the 90% income requirement if the Fund invests in the derivative directly.

The Internal Revenue Service has issued a number of private letter rulings to other mutual funds (unrelated to the Fund), which indicate that certain income from a fund's investment in a wholly-owned foreign subsidiary will constitute "qualifying income" for purposes of Subchapter M.  The Fund does not have a private letter ruling.  Therefore, to satisfy the 90% income requirement, the Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of "Subpart F" income (as defined in Section 951 of the Code) generated by or expected to be generated by the Subsidiary's investments during the fiscal year.  Such dividend distributions are "qualifying income" pursuant to Subchapter M (Section 851(b)) of the Code.

Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this Prospectus, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary.  For that reason, references to the Fund may also include the Subsidiary.

Steben Managed Futures Fund | Prospectus 12

The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, and the Adviser is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”).

As with the Fund, the Adviser is responsible for the Subsidiary’s day-to-day business pursuant to an investment advisory agreement with the Subsidiary. Under this agreement, the Adviser provides the Subsidiary with the same type of management services as the Adviser provides to the Fund. The investment advisory agreement of the Subsidiary provides for automatic termination upon the termination of the investment advisory agreement with respect to the Fund. The Subsidiary has also entered into separate contracts for the provision of custody, transfer agency, and audit services and will bear the fees and expenses it incurs in connection with its receipt of these services.

Additional Information about Swaps on Reference Assets

To the extent the Fund uses swaps or structured notes, it is anticipated that the Fund will use total return swaps (the "Swap") that is based on a customized index (the "Index") designed to replicate the aggregate returns of managed futures programs of Trading Advisors. The Swaps are based on a notional amount agreed upon by the Adviser and the counterparty. The Adviser may add or remove Trading Advisors from the Swap or adjust the notional exposure among them within the Swap. The fees and expenses of the Swap are based on the notional value. The Index is calculated by the counterparty to the Swap and includes a deduction for fees of the counterparty as well as management and performance fees of the Trading Advisors. The Fund does not invest more than 25% of its assets with any one swap counterparty or structured note issuer. Managed Futures style investments will be made without restriction as to issuer capitalization, country or currency.

Additional Information about Trading Entities that Trade Commodity Futures

With respect to the Fund’s investment in Trading Entities, each Trading Entity is managed on a discretionary basis by a third-party Trading Advisor pursuant to such Trading Advisor’s managed futures program. If the Subsidiary is the sole investor of a Trading Entity, the Subsidiary is responsible for the management of such Trading Entity, except that the respective Trading Advisor is solely responsible for directing the investments of the Trading Entity. The Adviser, as investment advisor to the Subsidiary, is responsible for directing, and is authorized to act on behalf of, the Subsidiary in its management of the Trading Entities. Each Trading Advisor advises its respective Trading Entity pursuant to a trading agreement between the Trading Entity and the Trading Advisor. Pursuant to the terms of each Trading Entity’s respective trading agreement, each Trading Entity will pay its Trading Advisor both a management fee based on the Trading Entity’s investment exposure (which the Adviser expects will exceed the Trading Entity’s total assets, as described below) and a performance fee calculated as a percentage of the Trading Entity’s profits. Each Trading Advisor will be entitled to indemnification by its respective Trading Entity pursuant to the terms of the respective trading agreement for any and all losses, claims, damages, liabilities, costs and expenses (including counsel fees and expenses) not arising from gross negligence, willful misconduct or a material breach of the trading agreement by the Trading Advisor, subject to certain limitations and conditions.

Additional Information about Derivative Investments

In addition to investing in Swaps and the Trading Entities, the Subsidiary also may invest its assets in derivative instruments, including swaps, commodity-linked notes and other investments intended to serve as margin or collateral for swap positions. Such instruments may have payments linked to the performance of commodities. Although the Fund expects to execute its managed futures strategy primarily by investing in the Subsidiary, the Fund also may invest in derivative instruments to the extent permitted under the 1940 Act and consistent with its intent to be treated as a regulated investment company under the Code.

Steben Managed Futures Fund | Prospectus 13

The Fund also may obtain, directly or indirectly, exposure to currency markets through forward currency contracts. Although foreign currency gains currently constitute “qualifying income” for purposes of the income limitation applicable to regulated investment companies under the Code, the Treasury Department has the authority to issue regulations excluding from the definition of qualifying income a regulated investment company’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Fund’s foreign currency-denominated positions as non-qualifying income.

Fixed Income Investments

The Fund may invest in fixed income investments to generate returns and interest income, diversifying the returns of the Fund’s investments in managed futures. The Fund will invest primarily in investment grade securities, which the Fund defines as those that are rated, at the time purchased, in the top four categories by a rating agency such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or, if, unrated determined by the Advisor or a subadviser to be of comparable quality. However, the fixed income portion of the Fund's portfolio will be invested without restriction as to issuer country, type of entity, capitalization or the maturity of individual securities. The Fund will not maintain any particular average maturity of its fixed income investments.

Fixed income securities in which the Fund may invest include corporate bonds and other corporate debt securities issued by U.S. and non-U.S. corporations, including U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations, U.S. dollar-denominated obligations of foreign issuers and debt obligations denominated in foreign currencies. The Fund does not have a policy limiting the amount of the Fund’s portfolio that it may invest in foreign investments. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes, which primarily differ in their maturities and secured or unsecured status. Such corporate debt securities are issued by businesses to finance their operations. Each such issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

The Fund may invest in fixed income securities rated BBB- or higher by Standard & Poor’s Rating Group or another nationally recognized statistical rating organization, or if unrated, determined by the Adviser or subadvisor to be of similar quality. The Fund also may invest in securities issued by the U.S. government or its agencies and instrumentalities, money market securities and other interest-bearing instruments and cash. The fixed income securities in which the Fund may invest may be of any maturity and does not expect to maintain a particular average maturity.

If a security satisfies the Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Adviser or the subadvisor, as the case may be, will consider what action, including the sale of such security, is in the best interests of the Fund and its shareholders.

Steben Managed Futures Fund | Prospectus 14

Temporary Investments

The Fund may, from time to time, take temporary defensive positions in attempting to respond to adverse market, economic, political or other conditions. For temporary defensive purposes, the Fund may invest all or some of its total assets in high-quality, short-term debt instruments or may take positions that are inconsistent with its principal investment strategies. The Fund also may invest its assets in cash, cash equivalent securities, repurchase agreements, money market instruments or ETFs tracking the performance of high yield and investment grade bond indices as a temporary defensive measure. To the extent that the Fund takes such a temporary defensive position, its ability to achieve its investment objective may be affected adversely.

Additional Information About Risk Factors |

The Fund’s principal risks are described below. The Fund is not intended to be a complete investment program. An investment in the Fund is speculative and may involve a substantial degree of risk. The greatest risk of investing in this Fund is that you could lose money. Many factors affect the Fund’s net asset value and performance. There can be no assurances that the Fund will achieve its investment objective.

Active and Frequent Trading Risk. Active and frequent trading may lead to a greater proportion of the Fund’s gains being treated for federal income tax purposes as short-term capital gains (which are generally taxable as ordinary income when distributed to shareholders) or may cause the Fund to distribute taxable income to its shareholders sooner than it would have distributed income if the investments were held for longer periods of time. Frequent trading also would result in transaction costs, which could detract from the Fund’s performance.

Commodity Risk. Commodity investments can be extremely volatile. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, commodity price volatility, changes in interest rates, currency fluctuations, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs and international economic, political and regulatory developments. Also, a liquid secondary market may not exist for the types of commodity-linked derivative instruments the Fund, the Subsidiary or Trading Entities buy, which may make it difficult for them to sell them at an acceptable price. The Fund’s ability to gain exposure to commodity-linked investments and achieve its investment objective may be limited by its intention to qualify as a regulated investment company under the Internal Revenue Code.

The commodity markets are subject to temporary distortions or other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices, which may occur during a single business day. Once a limit price has been reached in a particular contract, no trades may be made at a different price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices. These circumstances could adversely affect the value of the Fund’s commodity-linked investments.

Counterparty Risk. Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, might not be available in connection with over-the-counter (“OTC”) transactions, such as certain swaps. Therefore, in those instances in which the Fund enters into OTC transactions, the Fund will be subject to the risk that its counterparty will be unable or unwilling to perform its obligations under the transactions and that the Fund will sustain losses. OTC transactions have greater liquidity risk, and often do not have liquidity beyond the counterparty to the instrument. In general, there is less government regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges. Furthermore, if any futures commission merchant, broker-dealer, or financial institution holding the Fund’s assets were to become bankrupt or insolvent, it is possible that the Fund would be able to recover only a portion, or in certain circumstances, none of its assets held by such bankrupt or insolvent entity.

Steben Managed Futures Fund | Prospectus 15

Credit Risk. The risk that an issuer, guarantor or liquidity provider of an instrument (including the counterparty to an OTC position) held by the Fund will be unable or unwilling to perform its obligations. It includes the risk that one or more of the securities will be downgraded by a credit rating agency; generally, lower rated issuers have higher credit risks. Credit risk also includes the risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement with the Fund, may default on its payment or repurchase obligation, as the case may be. Credit risk generally is inversely related to credit quality. To the extent that the Fund invests in derivative or other over-the-counter transactions, including forward contracts, the Fund may be exposed to a credit risk with respect to the parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those entailed in exchange-traded transactions, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.

Currency Risk. The Fund may invest directly or indirectly in currency indices or baskets. Investments in foreign currencies or financial instruments related to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Similarly, investments that speculate on the appreciation of the U.S. dollar are subject to the risk that the U.S. dollar may decline in value relative to foreign currencies. Where the Fund has tried to hedge its exposure to a decline in the value of a foreign currency relative to the U.S dollar, the Fund is subject to the risk that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates for foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in such currencies. Foreign currencies also are subject to risks caused by, among other factors, inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

Derivatives Risk. Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, such as futures, options, swaps and forward contracts. The value of a derivative depends largely upon price movements in the underlying instrument. Many of the risks applicable to trading the underlying instrument are also applicable to derivatives trading. However, derivatives trading is subject to a number of additional risks. Transactions in certain derivatives are subject to clearance on a U.S. national exchange and to regulatory oversight, while other derivatives are subject to risks of trading in the over-the-counter markets or on non-U.S. exchanges. A small investment in derivative instruments could have a potentially large impact on the Fund’s performance.

Liquidity of Futures Contracts. Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be entered into nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. OTC instruments generally are not as liquid as instruments traded on recognized exchanges. These constraints could prevent the Fund from promptly liquidating unfavorable positions, thereby subjecting the Fund to substantial losses. In addition, the CFTC and various exchanges limit the number of positions that the Fund may indirectly hold or control in particular commodities.

Steben Managed Futures Fund | Prospectus 16

Non-U.S. Futures Transactions. Foreign futures transactions involve the execution and clearing of trades on a foreign exchange. This is the case even if the foreign exchange is formally “linked” to a domestic exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange. No domestic organization regulates the activities of a foreign exchange, including the execution, delivery, and clearing of transactions on such an exchange, and no domestic regulator has the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country. Moreover, such laws or regulations will vary depending on the foreign country in which the transaction occurs. For these reasons, the Fund may not be afforded certain of the protections that apply to domestic transactions. In particular, funds received to margin foreign futures transactions may not be provided the same protections as funds received to margin futures transactions on domestic exchanges. In addition, the price of any foreign futures or option contract and, therefore, the resulting potential profit or loss, may be affected by any fluctuation in the foreign exchange rate between the time the order is placed and the foreign futures contract is liquidated or the foreign option contract is liquidated or exercised.

Forward Contracts. The Fund may enter into forward contracts that are not traded on exchanges and may not be regulated. There are no limitations on daily price movements of forward contracts. Banks and other dealers with which the Fund maintains accounts may require that the Fund deposit margin with respect to such trading. The Fund’s counterparties are not required to continue making markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than the amount that the Adviser would otherwise recommend, to the possible detriment of the Fund.

Swap Agreements. The Fund may enter into swap agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form of swap agreement if the Adviser determines that other forms are consistent with the Fund’s investment objective and policies.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s portfolio. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, individual equity values or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, the value of a swap agreement is likely to decline if the counterparty’s creditworthiness declines. Such a decrease in value might cause the Fund to incur losses.

Recent market developments related to swaps have prompted increased scrutiny with respect to these instruments. As a result of the Dodd-Frank Act, swaps may in the future be subject to increased regulation. Such regulation may limit the Fund’s ability to use swaps and increase the cost of using swaps.

Call Options. The Fund may engage in the use of call options. The seller (writer) of a call option which is covered (i.e., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option.

Steben Managed Futures Fund | Prospectus 17

The buyer of a call option assumes the risk of losing its entire investment in the call option. However, if the buyer of the call sells short the underlying security, the loss on the call will be offset in whole or in part by gain on the short sale of the underlying security.

Put Options. The Fund may engage in the use of put options. The seller (writer) of a put option which is covered (i.e., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the short position for values of the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option.

The buyer of a put option assumes the risk of losing its entire investment in the put option. However, if the buyer of the put holds the underlying security, the loss on the put will be offset in whole or in part by any gain on the underlying security.

Counterparty Credit Risk. Many purchases, sales, financing arrangements, securities lending transactions and derivative transactions in which the Fund may engage involve instruments that are not traded on an exchange. Rather, these instruments are traded between counterparties based on contractual relationships. As a result, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contract. Although the Fund and the Trading Advisors expect to enter into transactions only with counterparties believed by the Adviser or a Trading Advisor, respectively, to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

In situations in which the Fund is required to post margin or other collateral with a counterparty, including with a futures commission merchant or a clearing organization for futures or other derivative contracts, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors and the Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.

Transactions entered into by the Fund may be executed on various U.S. and non-U.S. exchanges, and may be cleared and settled through various clearing houses, custodians, depositories and prime brokers throughout the world. Although the Fund will attempt to execute, clear and settle the transactions through entities believed to be sound, a failure by any such entity may lead to a loss to the Fund.

Steben Managed Futures Fund | Prospectus 18

Over-the-Counter Trading. The Fund may purchase or sell derivative instruments that are not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater than the risk associated with an exchange-traded instrument. In addition, the Fund may not be able to dispose of, or enter into a closing transaction with respect to, such an instrument as easily as in the case of an exchange-traded instrument. Significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange. Derivatives not traded on exchanges are not subject to the same type of government regulation as exchange-traded instruments, and many of the protections afforded to participants in a regulated environment may not be available with respect to these instruments.

Fixed Income Risk. Prices of fixed income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed income security prices and, accordingly, the Fund’s share price. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s share price is likely to react to interest rates. Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations will be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

Foreign Investment Risk. Investments in instruments issued by entities based outside of the U.S. pose distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. Further such entities and/or their instruments also may be affected by currency controls, exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Certain foreign countries may impose restrictions on the ability of non-U.S. issuers to make payments to investors located outside the country, whether from currency blockages or otherwise. The cost of servicing non-U.S. debt will generally be adversely affected by rising interest rates, as many non-U.S. debt obligations have interest rates that adjust based upon international interest rates. Because non-U.S. assets may trade on days when the Fund’s shares are not priced, NAV may change at times when shares cannot be sold. In addition, trading on foreign exchanges is subject to the risks presented by exchange controls. Some foreign derivative markets are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of any exchange or clearing corporation. Further, the value of the currency of the country in which the fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. These risks may be heightened in connection with investments in developing or emerging countries.

Government Securities Risk. Securities of certain U.S. government agencies and instrumentalities are not guaranteed by the U.S. Treasury, and the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment.

High Fees. The cost of investing in the Fund may be higher than the cost of other mutual funds. In addition to the Fund's direct fees and expenses, you will indirectly bear fees and expenses paid by the Subsidiary and by the Trading Entities, including commodity brokerage commissions and operating expenses. Further, each Trading Entity will pay management and performance-based fees to its Trading Advisor. Management fees typically are based on the leveraged account size and not the actual cash invested in the Trading Entity.

Steben Managed Futures Fund | Prospectus 19

Interest Rate Risk. Yield curves are usually upward sloping: the longer the maturity, the higher the yield. Changes in the shape of the yield curve can cause significant changes in the profitability of relative value, spread, and directional trades or hedging operations. Yield curve changes will also affect credit and interest rate risks. When interest rates increase, the value of the Fund’s exposure to fixed-income instruments will generally decline in value. Long-term fixed income securities will normally have more price volatility because of this risk than short-term fixed income securities. In the event of the inversion of the yield curve, the reversal of the interest differential between positions of different maturities can make previously profitable hedging techniques unprofitable.

Industry Concentration Risk. The Subsidiary concentrates its investments in the commodity futures markets, which have historically experienced substantial price volatility. This concentration subjects the Fund to greater risk of loss as a result of adverse economic, business or other developments than if the Subsidiary’s investments were diversified across different sectors and markets.

Leveraging Risk. Certain transactions the Fund, the Subsidiary and/or the Trading Entities may undertake may give rise to a form of leverage. Such transactions may include, among others, futures contracts, forward currency contracts, forward commitment transactions and short sales. Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment. Leverage can magnify the effects of changes in the value of the Fund’s investments and make the Fund more volatile. Relatively small market movements may result in large changes in the value of a leveraged investment. The potential loss on such leveraged investments may be substantial relative to the initial investment therein. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.

Liquidity Risk. The Fund is subject to liquidity risk primarily due to its investments in derivatives. When there is little or no active trading market for specific types of investments, the Fund may have difficulty disposing of the investments at or near their perceived value. In such a market, the value of such investments and the Fund’s share price may fall dramatically. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Management Risk. The investment processes used by the Adviser, a subadvisor and Trading Advisors could fail to achieve the Fund’s investment objective and cause your investment to lose value. The Adviser’s, subadviser’s and Trading Advisors’ respective judgments about the attractiveness, value and potential appreciation or depreciation of a particular security, derivative or other instrument in which the Fund or a Trading Entity invests or sells short may prove to be inaccurate and may not produce the desired results. Accordingly, the Fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors.

Market Disruption and Geopolitical Risk. The instability in the Middle East and terrorist attacks in the United States and around the world may result in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The recent European sovereign debt crisis has and may continue to negatively affect the U.S. financial markets. The Fund cannot predict the effects of geopolitical events in the future on the U.S. economy and securities markets.

Market Risk. The market value of a security or instrument may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as “volatility,” may cause a security or instrument to be worth less than it was worth at an earlier time. Recent turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect many issuers, which may have an adverse effect on the Fund. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks, bonds, derivatives and commodities, and the mutual funds that invest in them. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

Steben Managed Futures Fund | Prospectus 20

Non-Diversification Risk. The Fund is non-diversified, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of positions. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single position and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance Fees. The performance-based fees paid to the Trading Advisors may create an incentive for the Trading Advisors to make investments that are riskier or more speculative than those they might have made in the absence of such performance-based fees. In addition, because performance-based fees will generally be calculated on a basis that includes unrealized appreciation of a Trading Entity’s assets, the fee may be greater than if it were based solely on realized gains. A Trading Advisor with positive performance may receive performance-based compensation from the Trading Entity or through the Swaps, which will be borne indirectly by the Fund, even if the Fund’s overall returns are negative. Further, because performance fees are frequently calculated on a quarterly basis, it is possible that a Trading Advisor could earn a performance fee in a year in which its overall performance for the whole year was negative.

Regulatory Risk. Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, or market value, of an instrument held by the Fund or the Fund’s performance.

Short Sales Risk. The Fund may make short sales, which may involve substantial risk and leverage. Short sales expose the Fund to the risk that it will be required to “cover” the short position at a time when the underlying instrument has appreciated in value, thus resulting in a loss to the Fund which is theoretically unlimited. Many regulators have proposed certain restrictions or bans on short sales, which may restrict the Fund’s ability to execute certain investment strategies.

Subsidiary Risk. By investing in the Subsidiary and, indirectly, in the Trading Entities, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s and the Trading Entities’ respective investments. The commodity-related instruments held by the Subsidiary and/or the Trading Entities generally are subject to the risks of commodities-related investments described in this Prospectus. The Subsidiary and the Trading Entities are not registered under the 1940 Act and, unless otherwise noted in this Prospectus, are not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary and, indirectly, in the Trading Entities, will not have all of the protections offered to investors in registered investment companies.

Changes in the laws of the United States, the U.S. states or the Cayman Islands, under which the Fund, the Trading Entities and the Subsidiary are organized and operated, as applicable, could prevent the Fund, the Subsidiary or the Trading Entities from operating as described in this Prospectus and could negatively affect the Fund and its Shareholders. In addition, the Cayman Islands currently does not impose any income, corporate, capital gain or withholding taxes on the subsidiary. If this were to change and the Subsidiary were required to pay Cayman Island taxes, the investment returns of the Fund would be adversely affected.

Tax Risk. To qualify for the tax treatment available to regulated investment companies under the Code, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income.” Income derived from direct investments in commodities is not “qualifying income.” In addition, the IRS has issued a revenue ruling concluding that income and gains from certain commodity-linked derivatives do not constitute “qualifying income.” It is possible that the Fund will from time to time make investments in commodities and commodity-linked derivatives directly, rather than through the Subsidiary, and therefore it is possible that some of the Fund’s income will not constitute “qualifying income.” The IRS has indicated in another revenue ruling that income from certain instruments, such as certain structured notes, that create commodity exposure may constitute “qualifying income,” and it has issued private letter rulings holding that income derived from certain commodity-linked notes constitutes “qualifying income.” In addition, the IRS has issued private letter rulings concluding that income derived by a regulated investment company from a wholly owned subsidiary, such as the Subsidiary, that invests in commodities and commodity-linked derivatives constitutes “qualifying income.”

Steben Managed Futures Fund | Prospectus 21

Each of these private letter rulings applies only to the taxpayer that requested it and may not be used or cited as precedent. Moreover, the IRS has recently suspended the issuance of such rulings and is reviewing its policy in this area. The Fund has not applied for or received such a ruling from the IRS, and has not determined whether to seek such a ruling if the IRS were to resume issuing such rulings. The Fund intends to take the position that income from its investments in commodity-linked notes and in the Subsidiary will constitute “qualifying income.” In the absence of a ruling, however, there can be no certainty in this regard. It is possible that, as a consequence of its current review of this area, the IRS will reverse its prior position and publish guidance under which it will take the position that these items would not constitute “qualifying income.” The tax treatment of the Fund’s investment in commodity-linked notes or in the Subsidiary could also be adversely affected by future legislation or Treasury regulations. If income derived by the Fund from its investments in commodity-linked notes and in the Subsidiary does not constitute “qualifying income,” the Fund will most likely not qualify as a regulated investment company under the Code; in that case, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as dividend income. If future legislation, Treasury regulations or IRS guidance prevents the Fund from treating its income from its investments in commodity-linked notes or in the Subsidiary as “qualifying income,” the Fund and the Adviser will consider what action to take, including potentially liquidating the Fund.

For U.S. federal income tax purposes, the Subsidiary will be treated as a corporation and each of the Trading Entities will be treated as a “disregarded entity.” As a result, the Subsidiary will be treated as conducting the activities, and recognizing the income, of each Trading Entity. The Subsidiary would be subject to U.S. federal income tax, at the rates applicable to U.S. corporations, on its net income that is treated as “effectively connected” with the conduct of a trade or business in the United States (“effectively connected income”). In addition, the Subsidiary would be subject to a 30% U.S. branch profits tax in respect of its “dividend equivalent amount,” as defined in Section 884 of the Code, attributable to effectively connected income. The Fund expects that, in general, the activities of the Subsidiary and the Trading Entities will be conducted in a manner such that the Subsidiary will not be treated as engaged in the conduct of a U.S. trade or business. In this regard, Section 864(b) of the Code provides that trading in commodities for one’s own account does not constitute the conduct of a trade or business in the United States by a non-U.S. person, provided that the commodities are of a kind customarily dealt in on an organized commodity exchange and the transaction is of a kind customarily consummated at such place. There can be no assurance, however, that the Subsidiary will not recognize any effectively connected income. The imposition of U.S. federal tax on the Subsidiary’s effectively connected income could significantly reduce the Fund’s returns.

Management of the Steben Managed Futures Fund

Investment Adviser | Steben & Company, Inc. (“Steben” or “Adviser”) serves as the Fund’s investment adviser. Steben is registered as an investment adviser under the Advisers Act and has principal offices at 9711 Washingtonian Blvd, Suite 400, Gaithersburg, Maryland 20878. Steben also is registered with the CFTC as a commodity pool operator and swap firm and is a member of the National Futures Association as well as registered with the SEC as a broker-dealer and is a member of FINRA. Steben provides investment advisory services for public and private commodity pools and registered investment companies.

Steben Managed Futures Fund | Prospectus 22

Steben’s Investment Committee members responsible for management, selection and oversight of the Fund are experienced and educated investment professionals with a long performance record in alternative investments. They have identified, evaluated, structured, managed and monitored billions of dollars in a range of alternative investments and maintain a strong network within the alternative investment community as a result of their experience. Steben and its personnel maintain relationships with a large number of managers. Steben believes that, among other things, as a result of these contacts the Fund should have access to a large number of Trading Advisors from which to select. The Investment Committee is comprised of Kenneth E. Steben, John Dolfin and Michael Bulley. Mr. Bulley has the primary investment responsibility for the Fund. Steben’s investment professionals will devote such time to the ongoing operations of the Fund as they deem appropriate in order to implement and monitor their investment program.

The Steben personnel who have primary responsibility for management of the Fund are:

Kenneth E. Steben is the President and Chief Executive Officer of Steben. Mr. Steben received his Bachelor’s Degree in Interdisciplinary Studies, with a concentration in Accounting in 1979 from Maharishi University of Management. He holds his Series 3, 5, 7, 24, 63 and 65 FINRA licenses, and has been a CFTC listed Principal and registered as an Associated Person of Steben & Company since March 15, 1989.

Michael D. Bulley is Senior Vice President of Research and Risk Management, and a Director. He received his Bachelor’s degree in Electrical Engineering from the University of Wisconsin – Madison in 1980 and his Master’s in Business Administration with a concentration in Finance from Johns Hopkins University in 1998. Mr. Bulley is a CAIASM designee and Member of the Chartered Alternative Investment Analyst Association®. Mr. Bulley joined Steben & Company in November 2002, and holds Series 3, 7, 28 and 30 FINRA licenses. Mr. Bulley has been a CFTC listed Principal since February 11, 2003 and registered as an Associated Person of Steben & Company since January 18, 2003.

John Dolfin is Director of Research at Steben & Company. Mr. Dolfin earned a Bachelor’s degree in Philosophy, Politics and Economics from Oxford University in 1993, and a Masters in Economics from Yale University in 1996. Previously, he served as Director and Head of Macro and CTA Strategies at Merrill Lynch Wealth Management, a financial advisory firm, from July 2006 to June 2010.  More recently, he served as Managing Director in the Liquid Strategies Group at SAFANAD Inc., an investment management firm, from June 2010 to February 2011.  From March to July 2011, he was engaged in various personal projects. Mr. Dolfin has been a CFA charter holder since 2005 and has been a CFTC listed Principal of Steben & Company since July 2, 2012.

The SAI provides additional information about the Investment Committee member’s compensation, other accounts they manage and their ownership of Shares in the Fund. A discussion of the factors considered by the Trustees when last approving the Investment Management Agreement will be contained in the shareholder report of the Fund covering the period ending __________, 2013.

Steben provides the Fund with advice on buying and selling securities and on allocating its assets between the fixed income and managed futures strategies. The Adviser also furnishes the Fund with office space and certain administrative services. For its services, the Adviser is entitled to receive an annual management fee of _.__%, calculated daily and payable monthly, as a percentage of the Fund’s average daily net assets.

Steben Managed Futures Fund | Prospectus 23

Steben has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Steben, in exchange for an Operating Services Fee paid to Steben by the Fund, has contractually agreed to pay all expenses of the Fund other than the following: management fees, distribution and/or service fees, shareholder servicing fees, acquired fund fees and expenses, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation or other expenses outside the typical day-to-day operations of the Fund. This Operating Services Agreement may be terminated at any time by the Board of Trustees.

Steben is also the investment advisor for the Subsidiary. While the Subsidiary has its own board responsible for overseeing the operations of the Subsidiary, the Fund’s chief compliance officer oversees implementation of the Subsidiary’s policies and procedures and makes periodic reports to the Fund’s board regarding the Subsidiary’s compliance with its policies and procedures. The Subsidiary has agreed to pay Steben a management fee at the annual rate of _.__% of the subsidiary’s average daily net assets. Steben has contractually agreed, for so long as the Fund invests in the Subsidiary, to waive the management fee it receives from the Fund in an amount equal to the management fee paid to Steben by the Subsidiary. This undertaking may not be terminated unless Steben obtains the prior approval of the Fund’s Board of Trustees.

Like the Fund, the Subsidiary and the Trading Entities will bear expenses incurred in connection with the custody, transfer agency, legal and audit services that they receive. The Subsidiary’s and Trading Entities’ financial statements will be consolidated in the Fund’s annual audited financial statements and semi-annual unaudited financial statements which will be included in the annual and semi-annual reports, respectively, provided to shareholders.

A discussion regarding the basis for the Board's approval of the Advisory Agreement will be available in the Fund's first report to shareholders.

Subadvisers | Steben may allocate and change allocations of the assets of the Fund among one or more investment subadvisers, subject to review by the Board of Trustees (the “Board”). In the future, Steben may propose the addition of one or more additional subadvisers, subject to approval by the Board and, if required by the Investment Company Act of 1940, Fund shareholders.

Pursuant to an exemptive order from the Securities and Exchange Commission, Steben is permitted to enter into new or modified subadvisory agreements with existing or new subadvisers (except affiliated subadvisers) for the Fund without approval of Fund shareholders, but subject to approval of the Board. The Prospectus will be supplemented if additional investment subadvisers are retained or the contract with any existing subadviser is terminated.

Steben has selected the following subadvisers to provide investment advisory services to the Fund with respect to the Fund’s fixed income strategy:

•	_____________, __________, New York, New York _____, serves as the subadviser to the Fund. As of __________, 2013, ______ had approximately $____ billion of assets under management.
•	__________________, __________________, serves as the subadviser to the Fund. As of __________, 2013, ______ had approximately $___ billion of assets under management.

Under each Subadvisory Agreement, a Subadviser, subject to the investment objectives and policies of the Fund, makes investment decisions for the Fund with respect to the Fund’s fixed income strategy. Under each Subadvisory Agreement, the Fund will pay to each Subadviser an annual subadvisory fee on the fixed income portion of the Fund’s average daily net assets equal to 0.__%. Each Subadvisor is paid by the Fund and not Steben. A discussion of the factors considered by the Trustees when last approving each Subadvisory Agreement will be contained in the shareholder report of the Fund covering the period ending __________, 201_.

Steben Managed Futures Fund | Prospectus 24

Distributor | ____________________ (“Distributor”) serves as the distributor of the Fund. The Distributor may compensate other broker-dealers to promote sales of fund shares. The Distributor’s role is that of an underwriter and it serves only as an agent for accepting shareholder instructions and does not maintain brokerage accounts for any shareholders.

Distribution and Services Plan | The Fund has adopted a Distribution and Services Plan for Class A shares, Class C and Class N shares (“Plan”) under Rule 12b-1 that allows it to pay distribution and service fees for the sale of its Class A, Class C and Class N shares and for services provided to shareholders. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Under the Fund’s Plan, the Fund is authorized to pay a maximum distribution and service fee of up to 0.25% of average daily assets on Class A and Class N shares and up to 1.00% of the average daily net assets on Class C shares.

The Fund does not incur any direct distribution expenses related to Class I shares. However, the Fund has adopted a Distribution Plan for Class I shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, which authorizes the use of any fees received by Steben or any third party out of its own resources in accordance with the Investment Advisory Agreement to be used for the sale and distribution of Class I shares.

Payments to Financial Intermediaries | Steben, the Distributor or one or more of their corporate affiliates (“Affiliate” or “Affiliates”) make cash payments to financial intermediaries in connection with the promotion and sale of shares of the Fund. Cash payments include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. Steben or its Affiliates make these payments from their own resources and the Distributor generally makes such payments from the retention of underwriting concessions or Rule 12b-1 fees. The Board, Steben or its Affiliates may terminate or suspend payments at any time. In this context, the term “financial intermediaries” includes any broker, dealer, bank (including bank trust departments), trust company, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration, trust processing or similar agreement with Steben, the Distributor and/or an Affiliate.

Steben or its Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of the Fund. The benefits that Steben and its Affiliates receive when these payments are made include, among other things, placing the Fund on the financial adviser’s fund sales system, possibly placing the Fund on the financial intermediary’s preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the Fund in its fund sales system (on its “sales shelf”). Steben and its Affiliates compensate financial intermediaries differently depending on the level and/or type of considerations provided by the financial intermediary. The revenue sharing payments Steben or its Affiliates make may be calculated on the average daily net assets of the Fund attributable to that particular financial intermediary (“Asset-Based Payments”). Asset-Based Payments primarily create incentives to retain previously sold shares of the Fund in investor accounts. The revenue sharing payments Steben or its Affiliates make may be also calculated on sales of new shares in the Fund attributable to a particular financial intermediary (“Sales-Based Payments”). Sales-Based Payments may create incentives for the financial intermediary to, among other things, sell more shares of a particular fund or to switch investments between funds frequently.

Steben Managed Futures Fund | Prospectus 25

Steben or its Affiliates also make other payments to certain financial intermediaries for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges, cash sweep payments, or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which Steben’s or its Affiliates’ personnel may make presentations on the Fund to the financial intermediary’s sales force and clients). Financial intermediaries may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. An Affiliate also makes payments to financial intermediaries for these services, to the extent that these services replace services that would otherwise be provided by the Fund’s transfer agent or otherwise would be a direct obligation of the Fund.

Steben and its Affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of the Fund or retain shares of the Fund in their clients’ accounts, Steben and its Affiliates benefit from the incremental management and other fees paid to Steben and its Affiliates by the Fund with respect to those assets.

In certain cases, these payments could be significant to the financial intermediary. Your financial intermediary may charge you additional fees and/or commissions other than those disclosed in this Prospectus. You can ask your financial intermediary about any payments it receives from Steben or its Affiliates or the Fund, as well as about fees and/or commissions it charges.

Your Investment

The Fund offers Class A, Class C, Class I and Class N shares. Each class has a different combination of purchase restrictions, sales charges and ongoing fees allowing you to choose the class that best meets your needs. The following sections explain the sales charges or other fees you may pay when investing in each class.

Class A Shares | You may purchase Class A shares at the “offering price,” which is a price equal to their NAV, plus a sales charge imposed at the time of purchase. Class A shares currently are subject to ongoing distribution and service (Rule 12b-1) fees equal to 0.25% of their average daily net assets. If you choose to invest in Class A shares, you will pay a sales charge at the time of each purchase. The table below shows the charges both as a percentage of offering price and as a percentage of the amount you invest. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the tables below. If you invest more, the sales charge will be lower.

Sales Charge as a percentage of:

Your Investment in the Fund	Offering Price(a)		Your Investment(a)		Dealer Concession as % of offering price(b)
Less than $25,000	_.__	%	_.__	%	_.__	%
$25,000-$49,999	_.__	%	_.__	%	_.__	%
$50,000-$99,999	_.__	%	_.__	%	_.__	%
$100,000-$249,999	_.__	%	_.__	%	_.__	%
$250,000-$499,999	_.__	%	_.__	%	_.__	%
$500,000-$999,999	_.__	%	_.__	%	_.__	%
$1,000,000 and over	0.00%		0.00%		See “Sales Charge Waiver” section

(a)	As a result of rounding, the actual sales charge for a transaction may be higher or lower than the sales charges listed.

Steben Managed Futures Fund | Prospectus 26

(b)	During certain periods, the Distributor may pay 100% of the sales charge to participating dealers. Otherwise, it will pay the dealer concession shown above.

Sales Charge Reductions | The Fund offers programs designed to reduce your Class A sales charges as described in the preceding schedule. For purposes of determining your sales charge, discounts will be applied based upon the greater of the current account value or the total of all purchases less all redemptions.

To receive a reduction or waiver in your Class A initial sales charge, you must advise your financial adviser or the Fund of your eligibility at the time of purchase. You also may be required to provide your financial adviser or the Fund with certain information or records to verity your eligibility.

•	Accounts owned by you, your spouse or minor children, including trust or other fiduciary accounts in which you, your spouse or minor children are the beneficiary. This includes sole proprietor business accounts;

•	Accounts opened under a single trust agreement — including those with multiple beneficiaries;

•	Purchases made by a qualified retirement or employee benefit plan of a single employer; and

•	Purchases made by a company, provided the company is not in existence solely for purchasing investment company shares.

Rights of Accumulation | You may add the value of your previous Class A purchases for purposes of calculating the sales charge for future purchases of Class A shares. For example, if you previously purchased $20,000 of Fund Class A shares without redeeming and made a subsequent investment of $10,000 in Class A shares, a sales charge discount would be applied to the $10,000 investment.

Letter of Intent | You may combine Class A share purchases of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once by signing a Letter of Intent (LOI). You must inform your financial advisor or the Fund that you have an LOI each time you make an investment. Investments made up to 90 calendar days before adopting this agreement are eligible for this discount. All prior investments can be applied toward meeting the investment requirement. If you fail to make an investment sufficient to meet the intended investment within the 13-month period, the difference in Class A sales charges will be charged to your account. Purchases resulting from the reinvestment of dividends and capital gain distributions do not apply toward fulfillment of the LOI. Shares equal to 5% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

SIMPLE IRA | By investing in a SIMPLE individual retirement account (“IRA”) plan you and all plan participants will receive a reduced Class A sales charge on all plan contributions that exceed quantity discount amounts. SIMPLE IRA plan accounts are not eligible to be counted under a Rights of Accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the SIMPLE IRA plan unless approved by Steben.

Sales Charge Waiver | Class A shares may be purchased at NAV without any sales charge by:

Steben Managed Futures Fund | Prospectus 27

•	Steben, its affiliates, directors, officers and employees; current and retired officers and Trustees of the Fund; the subadviser of any mutual fund managed by Steben and its current directors, officers and employees; employees and registered financial advisers of broker-dealers that have selling arrangements with the Fund’s Distributor; directors, officers and employees of banks and trust companies that are party to agency agreements with the Distributor; all such persons’ immediate relatives (spouse, parents, siblings, children — including in-law relationships) and beneficial accounts;

•	Investors who participate in certain wrap fee investment programs or certain retirement programs sponsored by broker-dealers or other service organizations which have entered into service agreements with Steben or the Distributor. Such programs generally have other fees and expenses, so you should read any materials provided by that organization; and

•	Investors who participate in self-directed investment brokerage accounts offered by financial intermediaries who have entered into a selling agreement with the Fund’s Distributor. Financial intermediaries offering self-directed accounts may or may not charge a transaction fee to its customers, so you should read any materials provided by that financial intermediary.

Steben or the Distributor may pay a one-time, up-front sales concession from its own profits and resources to broker-dealers and financial intermediaries for purchases of Class A shares of $1,000,000 or more according to the following schedule: 0.80% of purchases between $1 million and $2.5 million, 0.60% of purchases between $2.5 million and $5 million, 0.35% of purchases between $5 million and $8 million, 0.25% of purchases between $8 million and $15 million and 0.15% of purchases over $15 million.

Any purchase for which the one-time sales concession was paid will be subject to a contingent deferred sales charge (“CDSC”) payable by you based on the lower of the cost of the shares being redeemed or their NAV at the time of redemption. If shares are held for up to 6 months there will be a CDSC of 1.00%, and if the shares are held for 6 to 18 months there will be a CDSC of 0.75%. Please note that some qualified retirement plans restrict the payment of a CDSC, therefore no sales concessions shall be paid with respect to such plans. Qualified retirement plans should consider purchasing Class I shares which do not have a CDSC. In instances where a financial adviser agrees to waive its receipt of the finder’s fee described above, the CDSC on Class A shares, generally, will be waived. Steben reserves the right to alter or change the finder’s fee policy at any time at its own discretion.

More information concerning sales charge reductions and waivers can be found in the SAI and on our website, steben.com.

Class C Shares |

You may purchase Class C shares at NAV with no initial sales charge. As a result, the entire amount of your purchase is invested immediately. However, if you sell the shares less than one year after purchase, you will pay a 1% CDSC at the time of sale. Class C shares are subject to ongoing Rule 12b-1 fees of up to 1% of their average daily net assets. Class C shares do not convert to any other class of shares. With respect to Class C shares, you should consult with your financial adviser as to the suitability of such an investment for you.

Application of CDSC |

The CDSC for Class A shares and Class C Shares is calculated based upon the original purchase cost or the current market value of the shares being sold, whichever is less. Because of rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the anniversary of your purchase.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have been held the longest. There is no CDSC on shares acquired through reinvestment of dividends or other distributions.

Steben Managed Futures Fund | Prospectus 28

To receive a reduction or waiver in your Class C initial sales charge, you must advise your financial adviser or the transfer agent of your eligibility at the time of purchase.

The CDSC for Class A shares and Class C shares is generally waived if the shares are sold:

•	To make certain distributions from retirement plans;

•	Because of shareholder death or disability (including shareholders who own shares in joint tenancy with a spouse);

•	To make payments through certain sales from a Systematic Withdrawal Plan of up to 12% annually of the account balance at the beginning of the plan; or

•	Due to involuntary redemptions by the Fund as a result of your account not meeting the minimum balance requirements, the termination and liquidation of the Fund, or other actions.

Reinstatement Privilege |

If you sell Class A or Class C shares of the Fund, you may reinvest some or all of the sales proceeds up to 90 calendar days later in the same class without incurring additional sales charges. If you paid a CDSC, the reinvested shares will have no holding period requirement. You must notify Steben and your financial adviser at the time of investment if you decide to exercise this privilege.

Class I Shares |

Class I shares are available to individual investors with a minimum investment of $1,000,000 and investors purchasing through a financial intermediary within a “wrap,” asset allocation or other fee based advisory program (“Fee Based Program”), provided that the Fee Based Program sponsor has selected this class of shares as an acceptable investment for this Fee Based Program and entered into a distribution arrangement with the Distributor for the Fee Based Program. Steben at its discretion may waive this minimum amount. Class I shares are not subject to any initial sales charge. There also is no CDSC imposed on the redemption of Class I shares, and you do not pay any ongoing distribution/service fees.

Class N Shares |

Class N shares are available to individual investors with a minimum investment of $_,___ and investors purchasing through a financial intermediary or platform and entered into a distribution arrangement with the Distributor. Steben at its discretion may waive this minimum amount. Class N shares are not subject to any initial sales charge. There also is no CDSC imposed on the redemption of Class N shares. Class N shares are subject to ongoing Rule 12b-1 fees of up to 0.25% of their average daily net assets.

Investing in Shares |

Once you have chosen a share class, the next step is to determine the amount you wish to invest. There are several ways to invest, although the availability of these services may be limited by your financial adviser or institution.

Investing in Class A and Class C Shares | The minimum investment in Class A and Class C shares is:

Type of account	Initial investment	Subsequent investment
Regular account	$3,000	$100
Periodic investment program	$100	$100 per month
Retirement account	$500	No minimum

Steben Managed Futures Fund | Prospectus 29

The Fund may waive these minimum requirements at its discretion. Contact the Fund or your financial adviser for further information.

Investing in Class I Shares | For individual investors and qualified institutions purchasing Class I shares for their own account, the minimum initial investment is $1,000,000, with subsequent investments of $25,000. Qualified institutions include corporations, banks, insurance companies, endowments, foundations and trusts. The Fund may waive any of these minimums at its sole discretion. For wrap accounts, minimum investments for initial and subsequent purchases are set by the Fee Based Program sponsor. You must contact your intermediary to purchase Class I shares in this manner. The Fund may waive these minimum requirements at its discretion. Contact the Fund or your financial adviser for further information.

Investing in Class N Shares | For individual investors and institutions purchasing Class N shares, the minimum initial investment is $_,___, with subsequent investments of $_,___. Class N shares may not be available to all shareholders and have differing distribution and/or shareholder serving fees that reflect variations in distribution channels.  The Fund may waive these minimum requirements at its discretion. Contact the Fund or your financial adviser for further information.

How to Invest

For shares managed by a Plan Administrator, please contact the Plan Administrator to place a purchase request.

Through your Financial Adviser | You may invest in the Fund by contacting your financial adviser. Your financial adviser can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your financial adviser or broker will transmit your request to the Fund and may charge you a fee for this service. Your broker may also designate other intermediaries to receive orders on the Fund’s behalf.

By Mail | You may invest in the Fund by completing and signing an account application from your financial adviser, through our website, steben.com, or by telephone (800.726.3400). Indicate the Fund, the class of shares and the amount you wish to invest. If you do not specify a share class, we will automatically choose Class A shares, which include a front-end sales charge. Checks must be drawn on an account at a U.S. bank and made payable to the Fund and class being purchased. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000, nor postdated checks, postdated online bill pay checks, or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. Mail the application and your payment to:

Regular Mail Steben Alternative Investment Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight Delivery Steben Alternative Investment Funds c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, Third Floor Milwaukee, WI 53202

Note: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund.

The transfer agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the Fund’s policy not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

Steben Managed Futures Fund | Prospectus 30

By Telephone | You can make additional purchases by telephone by calling (800.726.3400). You must have banking information established on your account prior to making a purchase. Your bank account must be in the same name as your Steben account. This method cannot be used to open a new account. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction. Once a telephone transaction has been placed, it cannot be canceled or modified. Telephone trades must be received by or prior to the close of regular trading on the New York Stock Exchange (“NYSE”), which is typically 4:00 p.m. ET.

Through our Website | You can make additional purchases through our website, steben.com. You must have banking information established on your account prior to making a purchase. Your bank account must be in the same name as your Steben account. This method cannot be used to open a new account. Once an online transaction has been placed, it cannot be canceled or modified. Online trades must be received by or prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. ET.

By Periodic Investment Program | We offer several plans to allow you to make regular, automatic investments into the Fund. You determine the amount and frequency of your investments. You can terminate your plan at any time. Any request to change or terminate your periodic investment program should be submitted to the transfer agent at least 5 days prior to the effective date. Availability of these plans may be limited by your financial adviser or institution.

•	From Your Bank Account - You may instruct us to transfer funds from a specific bank checking account to your account. This service is only available in instances in which the transfer can be effected by automated clearing house transfer (“ACH”). Complete the appropriate sections of the account application or the Direct Payment Plan form to activate this service. If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account. The Fund reserves the right to cancel a periodic investment program if payment from your bank is rejected for two consecutive periods or if you make regular withdrawals from your account without maintaining the minimum balance.

The intent of these plans is to encourage you to increase your account balance to the Fund’s minimum investment. If you discontinue any of these plans, or make regular withdrawals from your account without maintaining the minimum balance, we may require you to buy more shares to keep your account open or we may close your accounts.

By Direct Deposit | For Class A shares only, you may instruct your employer, insurance company, the federal government or other organization to direct all or part of the payments you receive to your account. All payments from the U.S. government, including payroll, pension, Social Security, and income tax refunds are eligible for this service. The following information must be provided to the payor in the enrollment process:

U.S. Bank NA

Milwaukee, WI

ABA# 075000022

Depositor #88- _ _ _ _ -0- _ _ _ _ _ _ _ _ _ _

Fund Number   Account Number

The account must be designated as a checking account. Please note that these instructions are different than the Federal Reserve wire instructions.

Steben Managed Futures Fund | Prospectus 31

By Wire | If you are making your first investment, before you wire funds, the transfer agent must have a completed account application. You may mail or overnight deliver your account application to the transfer agent. Upon receipt of your completed account application, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name of the fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank N.A.

777 East Wisconsin Avenue

Milwaukee, WI 53202

ABA #075000022

Credit:	Further Credit:
U.S. Bancorp Fund Services, LLC	(name and share class of fund to be purchased)
Account #___-___-___	(shareholder registration)
(shareholder account number)

Before sending your wire, please contact the transfer agent at 800.726.3400 to advise of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Wired funds must be received prior to 4:00 p.m. ET to be eligible for same day pricing. The Fund and the transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

How to Sell Your Investment

For shares managed by a Plan Administrator, please contact the Plan Administrator to place a redemption request.

Class A Shares | You can sell (redeem) Class A shares of the Fund for cash at any time, subject to certain restrictions. When you sell shares, payment of the proceeds (less any applicable CDSC and/or redemption fees) generally will be made the next business day after your request is received in good order. If you sell shares that were recently purchased by check or ACH deposits, payment will be delayed until we verify that those funds have cleared, which may take up to ten business days.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

You may contact your financial adviser or the Fund’s transfer agent with instructions to sell your investment in the following ways. Availability of these options may be limited by your financial adviser or institution.

Through Your Financial Adviser | You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser will transmit your request to sell Fund shares may charge you a fee for this service.

By Telephone | For certain accounts, you may sell shares from your account by telephone by calling 800.726.3400 prior to the close of regular trading on the New York Stock Exchange (“NYSE”), which is typically 4:00 p.m. ET. If you do not wish to have telephone redemption privileges, you must complete the appropriate section of the account application. IRAs may not be redeemed by telephone.

Steben Managed Futures Fund | Prospectus 32

When redeeming shares by telephone, payment of less than $100,000 can be made in one of the following ways:

•	Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Funds are generally available in your bank account two to three business days after we receive your request; or

•	By check to your address of record, provided there has not been an address change in the last 30 calendar days.

Once a telephone transaction has been placed, it cannot be canceled or modified. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction. If you are unable to reach the Fund by telephone, you may sell shares of the fund by sending a written redemption request to the transfer agent (see the “In Writing” section below).

In Writing | You may sell Fund shares by sending a written redemption request to the transfer agent at the address below. Your request should be in good order and should specify the Fund’s name and class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. Contact the transfer agent at 800.726.3400 with questions on required documentation.

Regular Mail	Overnight delivery
Steben Alternative Investment Funds	Steben Alternative Investment Funds
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, Third Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

Note: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund.

The transfer agent may require a signature guarantee for certain redemption requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.

A signature guarantee of each owner is required in the following situations:

•	When ownership is being changed on your account;

•	When redemption proceeds are payable to or sent to any person, address or bank account not on record;

•	When a change of address request has been received by the transfer agent within the last 30 days; and/or

•	For redemptions in excess of $100,000 from any shareholder account, with the exception of directly traded business or omnibus accounts, to existing instructions on file.

In addition to the situations described above, the Fund and/or transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

Steben Managed Futures Fund | Prospectus 33

Non-financial transactions, including establishing or modifying certain services on an account, will require a signature guarantee or signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

Through Our Website | For certain accounts, you may sell shares from your account through our website, steben.com, prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. ET.

When redeeming shares through our website, payment of less than $100,000 can be made in one of the following ways:

•	Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Funds are generally available in your bank account two to three business days after we receive your request; or
•	By check to your address of record, provided there has not been an address change in the last 30 calendar days.

Once an online transaction has been placed, it cannot be canceled or modified.

Systematic Withdrawal Plan | You may establish a plan for periodic withdrawals from your account. Withdrawals can be made on the [1st, 5th, 10th, or 20th] day of the month at monthly, quarterly, semi-annual or annual intervals. If such a day falls on a weekend or holiday, the withdrawal will take place on the next business day. To establish a plan, complete the appropriate section of the account application or the Steben systematic withdrawal form (available from your financial adviser, the Fund or through our website, steben.com) and send that form to the transfer agent. The Fund reserves the right to cancel systematic withdrawals if insufficient shares are available for two or more consecutive months.

If you elect this method of redemption, a check will be sent to your address of record, or payment will be made via electronic funds transfer through the ACH network directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. The systematic withdrawal plan may be terminated at any time by the Fund. You may also elect to terminate your participation in the systematic withdrawal plan at any time by contacting the transfer agent at least five days prior to the next withdrawal.

A withdrawal under the systematic withdrawal plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds any increase in the value of your account (due to asset appreciation or dividends credited to your account, for example) the account ultimately may be depleted. If insufficient shares are available to provide the full and final systematic withdrawal payment amount requested, the account will be redeemed in its entirety.

Redemption Fees | A redemption fee of 1% of the value of shares sold will be imposed on Fund shares sold within 60 calendar days since their acquisition by purchase. The redemption fee is paid to the Fund and is intended to offset the costs and market impact associated with short-term money movements. To determine whether a redemption fee applies, the Fund will redeem the shares held in the account the longest. In addition, there is no redemption fee on shares acquired through the reinvestment of dividends or other distributions paid by the Fund whose shares are being redeemed. The redemption fee is generally deducted from your redemption proceeds, but you may be billed if the fee is assessed after the redemption transaction.

Steben Managed Futures Fund | Prospectus 34

Except as noted below, all shareholders are subject to this fee, whether you invest directly with the Fund or through a financial intermediary (e.g. broker-dealer, bank, retirement plan administrator) that maintains an omnibus account with the Fund. However, because of processing limitations by many intermediaries, the redemption fee may not apply to certain redemptions from omnibus accounts. If the intermediary does not have the system capability necessary to process the redemption fee, the Fund cannot track individual shareholder redemptions and will not receive the redemption fee.

Redemption fees will be waived:

•	To make certain distributions from retirement plans;
•	Because of shareholder death or disability;
•	For redemptions by other mutual funds;
•	For shares redeemed through an approved fee-based program involving asset allocation or rebalancing at the firm level of a dealer; or
•	For shares redeemed to cover fees assessed by the Fund.

To receive a redemption fee waiver, you or your financial advisor must advise the transfer agent or your financial adviser of your eligibility at the time of the redemption. Your financial advisor or the transfer agent may require documentation to verify your eligibility. The Fund reserves the right to modify or eliminate the terms of the redemption fee waiver.

Valuing Your Shares

The price of Fund shares is based on the  NAV per share of each class of the Fund. The Fund determines the NAV of its shares on each day the NYSE is open for business, as of the close of the regular trading session (typically 4:00 p.m. ET), or earlier NYSE closing time that day. If the NYSE or other securities exchange modifies the published closing price of securities traded on that exchange after the NAV is calculated, the Fund is not required to recalculate its NAV.

Generally, the Fund values portfolio securities for which market quotations are readily available at market value; however, the Fund may adjust the market quotation price to reflect events that occur between the close of those markets and the time of the Fund’s determination of the NAV. A market quotation may be considered unreliable or unavailable for various reasons, such as (1) the quotation may be stale, (2) the quotation may be unreliable because the security is not actively traded, (3) trading on the security halted before the close of the trading market, (4) the security is newly issued, (5) issuer specific events occurred after the security halted trading, or (6) due to the passage of time between the close of the market on which the security trades and the close of the NYSE. Issuer specific events that may cause the last market quotation to be unreliable include (1) a merger or insolvency, (2) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (3) market events, such as a significant movement in the U.S. markets.

Both the latest transaction prices and adjustments are furnished by independent pricing services, subject to supervision by the Board. The Fund values all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using Pricing and Valuation Procedures (“Procedures”) approved by the Board. The Fund may fair value small-cap securities, for example, that are thinly traded or illiquid. Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their NAV.

Steben Managed Futures Fund | Prospectus 35

Pursuant to the Procedures, the Board has delegated the day-to-day responsibility for applying and administering the Procedures to a valuation committee comprised of employees of Steben (“Valuation Committee”). The composition of this Valuation Committee may change from time to time. The Valuation Committee follows fair valuation guidelines as set forth in the Procedures to make fair value determinations on all securities and assets for which market quotations are unavailable or unreliable. For portfolio securities fair valued by the Valuation Committee, Steben checks fair value prices by comparing the fair value of the security with values that are available from other sources (if any). Steben compares the fair value of the security to the next-day opening price or next actual sale price, when applicable. Steben documents and reports to the Valuation Committee such comparisons when they are made. The Valuation Committee reports such comparisons to the Board at their regularly scheduled meetings. The Board retains the responsibility for periodic review and consideration of the appropriateness of any fair value pricing methodology established or implemented for the Fund. Fair value pricing methods, Procedures and pricing services can change from time to time as approved by the Board, and may occur as a result of look-back testing results or changes in industry best practices.

There can be no assurance, however, that a fair value price used by the Fund on any given day will more accurately reflect the market value of a security than the market price of such security on that day, as fair valuation determinations may involve subjective judgments made by the Valuation Committee. Fair value pricing may deter shareholders from trading fund shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:

•	Domestic Exchange Traded Equity Securities — Market quotations are generally available and reliable for domestic exchange-traded equity securities. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Procedures.
•	Foreign Equity Securities — If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The Fund may fair value a security if certain events occur between the time trading ends on a particular security and the fund’s NAV calculation. The Fund may also fair value a particular security if the events are significant and make the closing price unreliable. If an issuer-specific event has occurred that Steben determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Steben also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by a pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the fund. Because the NAV of the Fund’s shares is determined only on business days of the fund, the value of the portfolio securities of the fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the fund.
•	Fixed Income Securities — Government bonds, corporate bonds, asset-backed bonds, municipal bonds and convertible securities, including high yield or junk bonds, normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Procedures.

Steben Managed Futures Fund | Prospectus 36

•	Short-term Securities — The amortized cost method of security valuation is used by the funds (as set forth in Rule 2a-7 under the Investment Company Act of 1940, as amended) for short-term investments (investments that have a maturity date of 60 days or less). The amortized cost of an instrument is determined by valuing it at cost as of the time of purchase and thereafter accreting/amortizing any purchase discount/premium at a constant rate until maturity. Amortized cost approximates fair value.
•	Futures and Options — Futures and options are valued on the basis of market quotations, if available. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Procedures.
•	Investment Companies and ETFs — Investments in other investment companies are valued at their reported net asset value. In addition, investments in ETFs are valued on the basis of market quotations, if available. If the prices provided by the pricing service and independent quoted prices are unreliable, the Valuation Committee will fair value the security using the Procedures.

Doing Business with the Fund

Timing of Orders | All orders to purchase or sell shares are executed as of the next NAV, plus any applicable sales charge, calculated after the order has been received in “good order” by an authorized agent of the Fund. Orders are accepted until the close of regular trading on the NYSE every business day, normally 4:00 p.m. ET, and are executed the same day at that day’s price. To ensure this occurs, the Distributor and/or dealers are responsible for transmitting all orders to the Fund in compliance with their contractual deadline.

Good Order Requirements | For the Fund to process a request, it must be in “good order.” Good order means that the Fund has been provided sufficient information necessary to process the request as outlined in this Prospectus, including:

●	The shareholder’s name;
●	The name of the fund;
●	The account number;
●	The share or dollar amount to be redeemed; and
●	The signatures of all registered shareholders with signature guarantees, if applicable.

Further, there must not be any restrictions applied to the account making the purchase request. Certain requests are subject to the transfer agent’s verification procedures before they are considered in good order. A request is not considered to be in “good order” by the Fund until it meets these requirements.

Account Registration Options | The Fund offers several options for registering your account. To establish a Transfer on Death (“TOD”) arrangement, an additional TOD agreement is required. Additionally, the Fund offers a range of IRA retirement plans including Traditional, Roth, SEP and SIMPLE IRA plans. IRA plans require a separate adoption agreement as well as separate forms to sell your shares. The TOD and IRA agreements are available from your financial adviser, the Fund or through our website, steben.com.

Customer Identification and Verification Procedures | The Fund is required under the USA PATRIOT Act to obtain certain information about you in order to open an account. You must provide the Fund with the name, physical address (mailing addresses containing only a P.O. Box are not accepted), Social Security or other taxpayer identification number and date of birth of all owners of the account. If you do not provide us with this information, your account will not be opened and your investment will be returned. For entities such as corporations or trusts, the person opening the account on the entity’s behalf must provide this information. The Fund will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, the Fund may employ additional verification methods or refuse to open your account. Under certain circumstances, it may be appropriate for the Fund to close or suspend further activity in an account.

Steben Managed Futures Fund | Prospectus 37

Fund shares have not been registered for sale outside of the United States. The Steben Alternative Investment Funds generally do not sell shares directly to individual investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses. Non-individual entities registered outside the United States, except Plan Administrators that have entered into an agreement with the Distributor, are not permitted to invest directly with the Fund.

Restrictions on Orders | The Fund and the Distributor reserve the right to reject any purchase or exchange order for any reason and to suspend the offering of fund shares for a period of time. There are certain times when you may not be able to sell shares of the Fund or when we may delay paying you the redemption proceeds. This may happen during unusual market conditions or emergencies or when the Fund cannot determine the value of its assets or sell its holdings.

Website | Subject to availability by your financial institution, you may access your account information, including balances and transaction history, through our website, steben.com. You may also update your account and process purchases, redemptions, and exchanges through our website. Additional information, including current fund performance and various account forms and agreements, is also available on our website.

Telephone | For your protection, telephone requests may be recorded in order to verify their accuracy and monitor call quality. In addition, we will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer identification number and other relevant information. If appropriate measures are taken, we are not responsible for any losses that may occur to any account due to an unauthorized telephone request.

Redemption-in-Kind | Although the Fund generally intends to pay redemption proceeds solely in cash, the Fund has reserved the right to determine, in its sole discretion, whether to satisfy redemption requests by making payment in securities or other property (this is known as a redemption-in-kind). If the amount of the sale is at least either $250,000 or 1% of the Fund’s assets, we may give you securities from the Fund’s portfolio instead of cash. To the extent the Fund redeems its shares in marketable securities the shareholder assumes any risk of the market price of such securities fluctuating. In addition, the shareholder will bear any brokerage and related costs incurred in disposing of or selling the securities it receives from the Fund.

Accounts with Below-Minimum Balances | If your account balance falls below $1,000 as a result of selling shares (and not because of performance or sales charges), each fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 30 calendar days after notification, each fund reserves the right to close your account and send the proceeds to your address of record.

Abandoned Accounts | Your mutual fund account may be transferred to your last known state of residence if the Fund consistently receive returned mail related to your account. The Fund will adhere to the "inactivity period" specified in your State's abandoned property laws.

Market Timing | Market timing typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Such transactions include trades that occur when the Fund’s NAV does not fully reflect the value of the fund’s holdings — for example, when the Fund owns holdings, such as foreign or thinly traded securities, that are valued in a manner that may not reflect the most updated information possible. [The NAV for the Steben Managed Futures Fund may reflect price differentials because it invests significantly in foreign instruments. The Fund generally prices its foreign securities using fair valuation procedures approved by the Board as part the Fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares.] Excessive trading or market timing can be disruptive to the Fund’s efficient management and have a dilutive effect on the value of the investments of long-term fund shareholders, increase the transaction and other costs of the Fund and increase the Fund’s recognized gains (and, therefore, unless the fund has a net capital loss for, or capital loss carryover to, the taxable year, taxable distributions to its shareholders), all of which could reduce the return to Fund shareholders.

Steben Managed Futures Fund | Prospectus 38

The Board has adopted policies reasonably designed to deter short-term trading of fund shares. The Fund will not enter into agreements to accommodate frequent purchases or exchanges. In order to discourage market timing activity in the Fund, redemptions of Fund shares may be subject to a redemption fee, as described above under "How to Sell Your Investment". Further, the Fund has adopted the following guidelines:

●	All shareholders are subject to these restrictions regardless of whether you purchased your shares directly from the Fund or through a financial intermediary. The Fund reserves the right to reject combined or omnibus orders in whole or in part.
●	The Fund seeks the cooperation of broker-dealers and other financial intermediaries by various methods such as entering into agreements whereby the Fund will request information regarding the identity of specific investors, transaction information and restricting the ability of particular investors to purchase Fund shares.

While the Fund applies these policies, there is no guarantee that all market timing will be detected.

Disclosure of Portfolio Holdings | Periodically, customers of the Funds express interest in having current portfolio holdings disclosed to them more often than required by law or regulation. To satisfy this request, the Funds have adopted a policy on disclosing portfolio holdings to properly manage this process to ensure confidentiality and proper use of this information. A description of the Funds’ policy is included in the SAI. Portfolio information can be found on our website, steben.com.

Account Statements | If you purchase shares directly from the Fund, you will receive monthly or quarterly statements detailing Fund balances and all transactions completed during the prior period and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by monthly or quarterly statements. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and statements and immediately notify the Fund or your financial adviser of any discrepancies.

Dividends, Capital Gain Distributions and Taxes

General | Typically, the Fund distributes all or substantially all of its net investment income and net capital gains to its shareholders every year. The Fund distributes dividends from its net investment income (“dividends”) to its shareholders annually. Net investment income generally consists of dividends and interest income received on investments, less expenses.

The dividends you receive from the Fund generally will be taxed as ordinary income. A portion of those dividends may be eligible for the maximum federal income tax rates applicable to “qualified dividend income” distributed to individual and certain other non-corporate shareholders who satisfy certain holding period and other restrictions with respect to their fund shares a maximum of 15% for a single shareholder with taxable income not exceeding $400,000 ($450,000 for married shareholders filing jointly) and 20% for those non-corporate shareholders with taxable income exceeding those respective amounts.

Steben Managed Futures Fund | Prospectus 39

The Fund also distributes net capital gains and net gains from foreign currency transactions, if any, to its shareholders, normally once a year. The Fund generates capital gains when it sells assets in its portfolio for profit. Capital gain distributions are taxed differently depending on how long the Fund held the asset(s) that generated the gain (not on how long you hold your shares). Distributions of net capital gains recognized on the sale of assets held for one year or less are taxed as ordinary income; distributions of net capital gains recognized on the sale of assets held longer than one year are taxed at the maximum federal income tax rates mentioned above. Generally, Fund distributions are taxable to you in the year you receive them. However, any distributions that are declared in October, November or December but paid in January generally are taxable as if received on December 31. Tax laws and rates may change over time. Please consult a tax professional for more information.

The Fund’s distributions of dividends and net capital gains are automatically reinvested in additional shares of the distributing class at NAV (without sales charge) unless you opt to take your distributions in cash, in the form of a check. You are taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares. If you elect to receive dividends and/or capital gain distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the amount of the distribution check in your account, at the Fund's then-current NAV, and to reinvest all subsequent distributions.

In general, redeeming or exchanging shares and receiving distributions (whether reinvested or taken in cash) are all taxable events. Fund transactions typically are treated for federal income tax purposes as follows:

Type of transactions	Federal income tax status and rate
Income dividends	Ordinary income; all or part may be eligible for 15%/20% maximum rates for individuals and certain other non-corporate shareholders
Net short-term capital gain distributions*	Ordinary income
Net capital gain distributions**	Long-term capital gains; generally eligible for 15%/20% maximum rates for individuals and certain other non-corporate shareholders
Redemptions or exchanges of fund shares owned for more than one year	Long-term capital gains or losses (capital gains rates described above)
Redemptions or exchanges of fund shares owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules

*The excess of net short-term capital gain over net long-term capital loss.

**The excess of net long-term capital gain over net short-term capital loss.

An individual must pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes net gains from the disposition of investment property, or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investments.

Withholding Taxes | If you are a non-corporate shareholder and the Fund does not have your correct Social Security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) 28% of the distributions and redemption proceeds (regardless of the extent to which a gain or loss may be realized) otherwise payable to you. If you are subject to backup withholding for any other reason, we also must withhold and pay to the IRS 28% of the distributions otherwise payable to you. Any tax withheld may be applied against the tax liability on your tax return. State law may also require us to withhold and pay to your state of residence a portion of your distributions and redemption proceeds.

Steben Managed Futures Fund | Prospectus 40

Tax Reporting | If your account has taxable distributions, withholding or other activity required to be reported to the IRS, we will send you the appropriate tax form that reflects the amount and tax status of that activity. Such tax forms will be mailed early in the year for the prior calendar year in accordance with IRS guidelines.

The Fund is required to report basis information of Fund shares to both shareholders and the IRS annually. The Fund will compute the basis of fund shares using the average basis method, which is the fund’s “default method,” unless you contact the Fund to select a different method (such as the specific identification method) at the time of each redemption or exchange. If your account is held by your financial advisor or other broker-dealer, that firm may select a different default method. In these cases, please contact that firm to obtain information with respect to the available methods and elections for your account. Shareholders should carefully review the basis information provided by the Fund or broker-dealer and make any basis, holding period or other adjustments that are required when reporting these amounts on their federal and state income tax returns.

Because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Qualification as a RIC | The Fund intends to elect to be treated as, and to qualify in each taxable year as, a regulated investment company (a “RIC”) under Subchapter M of the Code. Assuming the Fund so qualifies and satisfies certain distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income distributed (including amounts that are reinvested pursuant to the dividend reinvestment plan) in a timely manner to its shareholders in the form of dividends or capital gain distributions. Any taxable income, including any net capital gain, that the Fund does not distribute to its shareholders in a timely manner will be subject to U.S. federal income tax at regular corporate rates. In addition, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on certain amounts that it fails to distribute during each calendar year. The Fund generally intends to make distributions sufficient to permit it to avoid the imposition of both the corporate income tax and the excise tax, but there can be no assurance in this regard.

If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders. If the Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its shares of the Fund by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

To qualify as a RIC for any taxable year, the Fund must, among other things, satisfy both an income test and an asset test for such taxable year. Specifically, (i) at least 90% of the Fund’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”) and (ii) the Fund’s holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships.”

Steben Managed Futures Fund | Prospectus 41

Income derived from direct investments in commodities is not Qualifying RIC Income. In addition, the Internal Revenue Service (the “IRS”) has issued a revenue ruling concluding that income and gains from certain commodity-linked derivatives do not constitute Qualifying RIC Income. It is possible that the Fund will from time to time make investments in commodities and commodity-linked derivatives directly, rather than through the Subsidiary, and therefore it is possible that some of the Fund’s income will not constitute Qualifying RIC Income. The IRS has indicated in another revenue ruling that income from certain instruments, such as certain structured notes, that create commodity exposure may constitute Qualifying RIC Income, and it has issued private letter rulings holding that income derived from certain commodity-linked notes constitutes Qualifying RIC Income. In addition, the IRS has issued private letter rulings concluding that income derived by a regulated investment company from a wholly owned subsidiary, such as the Subsidiary, that invests in commodities and commodity-linked derivatives constitutes Qualifying RIC Income.

Each of these private letter rulings applies only to the taxpayer that requested it and may not be used or cited as precedent. Moreover, the IRS has recently suspended the issuance of such rulings and is reviewing its policy in this area. The Fund has not applied for or received such a ruling from the IRS, and has not determined whether to seek such a ruling if the IRS were to resume issuing such rulings. The Fund intends to take the position that income from its investments in commodity-linked notes and in the Subsidiary will constitute Qualifying RIC Income. In the absence of a ruling, however, there can be no certainty in this regard. It is possible that, as a consequence of its current review of this area, the IRS will reverse its prior position and publish guidance under which it will take the position that these items would not constitute Qualifying RIC Income. The tax treatment of the Fund’s investment in commodity-linked notes or in the Subsidiary could also be adversely affected by future legislation or Treasury regulations. If income derived by the Fund from its investments in commodity-linked notes and in the Subsidiary does not constitute Qualifying RIC Income, the Fund will most likely not qualify as a regulated investment company under the Code; in that case the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as dividend income. If future legislation, Treasury regulations or IRS guidance prevents the Fund from treating its income from its investments in commodity-linked notes or in the Subsidiary as Qualifying RIC Income, the Fund and the Adviser will consider what action to take, including potentially liquidating the Fund.

The Fund may obtain exposure to currency markets through instruments such as foreign currency forward contracts. The Code provides that the Treasury Department may issue regulations excluding from the definition of Qualifying RIC Income a RIC’s foreign currency gains that are not directly related to its principal business of investing in stock or securities (or options and futures with respect to stock or securities). Such regulations, if issued, might treat gains from the Fund’s foreign currency-denominated positions as income that is not Qualifying RIC Income.

Steben Managed Futures Fund | Prospectus 42

For U.S. federal income tax purposes, the Subsidiary will be treated as a corporation and each of the Trading Entities will be treated as a “disregarded entity.” As a result, the Subsidiary will be treated as conducting the activities, and recognizing the income, of each Trading Entity. The Subsidiary would be subject to U.S. federal income tax, at the rates applicable to U.S. corporations, on its net income that is treated as “effectively connected” with the conduct of a trade or business in the United States (“effectively connected income”). In addition, the Subsidiary would be subject to a 30% U.S. branch profits tax in respect of its “dividend equivalent amount,” as defined in Section 884 of the Code, attributable to effectively connected income. The Fund expects that, in general, the activities of the Subsidiary and the Trading Entities will be conducted in a manner such that the Subsidiary will not be treated as engaged in the conduct of a U.S. trade or business. In this regard, Section 864(b) of the Code provides that trading in commodities for one’s own account does not constitute the conduct of a trade or business in the United States by a non-U.S. person, provided that the commodities are of a kind customarily dealt in on an organized commodity exchange and the transaction is of a kind customarily consummated at such place. There can be no assurance, however, that the Subsidiary will not recognize any effectively connected income. The imposition of U.S. federal tax on the Subsidiary’s effectively connected income could significantly reduce the Fund’s returns.

Financial Highlights

Because the Fund has not operated for a full fiscal period as of the date of this prospectus, audited financial highlights are not available.

Steben Managed Futures Fund | Prospectus 43

Adviser
Steben & Company, Inc.
9711 Washingtonian Boulevard, Suite 400
Gaithersburg, Maryland 20878

Independent Counsel
__________
__________
__________

Independent Registered Public Accounting Firm
__________
__________
__________

Custodian
U.S Bank, N.A.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Administrator, Transfer Agent and Fund Accountant
U.S. Bancorp Fund Services, LLC
803 W. Michigan Street
Milwaukee, Wisconsin 53233

Distributor
__________
__________
__________

Steben Managed Futures Fund

a series of Steben Alternative Investment Funds

Steben Managed Futures Fund | Prospectus 44

For More Information

You can find more information about the Fund in the following documents:

Statement of Additional Information (SAI)

The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year.

The SAI and the Fund’s annual and semi-annual reports are available free of charge on the Fund’s website at www.steben.com. You can obtain a free copy of the SAI or the Fund’s annual and semi-annual reports (once available), request other information, or inquire about the Fund by contacting a broker that sells the Fund or by calling the Fund (toll-free) at 1-800-726-3400) or by writing to:

Steben Alternative Investment Funds

P.O. Box ___

Milwaukee, WI 53201

You may review and copy information including the shareholder reports and SAI at the Public Reference Room of the SEC in Washington, DC. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. Reports and other information about the Fund are also available:

•	Free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;
•	For a fee, by writing to the Public Reference Section of the SEC, Washington, DC 20549-0102; or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811- ____.)

Steben Managed Futures Fund | Prospectus 45

August 26, 2013 — SUBJECT TO COMPLETION

The information in this prospectus is incomplete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities, and we are not soliciting to buy these securities in any state where the offer or sale is not permitted.

Steben Alternative Investment Funds

Statement of Additional Information

_______, 2013

Steben Managed Futures Fund

Class A	______
Class C	______
Class I	______
Class N	______

9711 Washingtonian Boulevard, Suite 400, Gaithersburg, Maryland 20878

Shareholder Services

800.726.3400

www.steben.com

Steben Managed Futures Fund (the “Fund”) is a mutual fund that offers shares pursuant to a prospectus dated ________, 2013.  The prospectus and summary prospectus (together, the “Prospectus”) provide more information about the Fund that you should know before investing. You can get a free copy of the Prospectus, annual report and/or semi-annual report for the Fund from Steben Alternative Investment Funds, [address], or by calling the number listed above. You should read the Prospectus and consider the investment objective, risks and fees and expenses of the Fund carefully before investing.

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus.  This SAI is not an offer to sell any shares of any class of the Fund.  A written offer can be made only by a Prospectus. This SAI is incorporated by reference into the Fund’s Prospectus. In other words, this SAI is legally part of the Fund’s Prospectus.

The Fund’s financial statements, notes thereto and the report of its independent registered public accounting firm are incorporated by reference from the Fund’s annual report to shareholders into (and are therefore legally part of) this SAI.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus and this SAI do not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

Steben Managed Futures Fund | Statement of Additional Information 1

TABLE OF CONTENTS

THE TRUST AND THE FUND	3
INVESTMENT OBJECTIVE, STRATEGIES AND RISKS	3
BOARD OF TRUSTEES, OFFICERS AND PORTFOLIO MANAGEMENT	46
MANAGEMENT AGREEMENT	54
SUBADVISORY AGREEMENT	55
ADMINISTRATION AND TRANSFER AGENT	55
DISTRIBUTION AGREEMENT	56
RULE 12b-1 PLAN	56
CUSTODIAN	57
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL	57
DISCLOSURE OF PORTFOLIO HOLDINGS	57
PROXY VOTING POLICIES AND PROCEDURES	58
CODE OF ETHICS	58
LIST OF BENEFICIAL OWNERS OR CONTROL PERSONS	58
BROKERAGE TRANSACTIONS	58
FUND EXPENSES	60
DETERMINATION OF NET ASSET VALUE	60
PURCHASE AND REDEMPTION OF FUND SHARES	61
FEDERAL INCOME TAX CONSEQUENCES	62
DIVIDENDS AND DISTRIBUTIONS	70
GENERAL INFORMATION	70
FINANCIAL STATEMENTS	72
APPENDIX A – DESCRIPTION OF SECURITIES RATINGS	73
APPENDIX B – PROXY VOTING POLICY	78

Steben Managed Futures Fund | Statement of Additional Information 2

THE TRUST AND THE FUND

The Fund is a separate operating series of Steben Alternative Investment Funds (“Trust”), a Delaware statutory trust since February 14, 2013, that is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Fund currently offers Class A and Class I shares of beneficial interest, with no par value per share.

The Fund is a non-diversified fund, which means it is not subject to the diversification requirements under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies. Although the Fund is not required to comply with the above requirement, the Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). For more information on taxes, please see “Federal Income Tax Consequences” or consult with your tax advisor.

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

The discussion below supplements information contained in the Prospectus pertaining to the investment objective, policies and limitations of the Fund and does not, by itself, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

As part of its principal investment strategy, the Fund may invest up to 25% of its total assets in a wholly owned and controlled subsidiary formed under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by Steben and has the same investment objective as the Fund. Because the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold some of the investments described in this SAI, the Fund may be considered to be investing indirectly in some of those investments through its Subsidiary.  For that reason, references to the Fund may also include the Subsidiary.

The Fund’s investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not fundamental. Any investment objective, policy, or limitation that is not fundamental may be changed by the trustees of the Trust (“Fund Trustees”) without shareholder approval. The fundamental investment policies and limitations of the Fund may not be changed without the approval of the lesser of:

(1)	67% of the units of beneficial interest (“shares”) of the Fund present at a meeting at which more than 50% of the outstanding shares of the Fund are present or represented, or

(2)	a majority of the outstanding shares of the Fund.

These percentages are required by the Investment Company Act of 1940, as amended (“1940 Act”), and are referred to in this SAI as a “1940 Act majority vote.”

Investment Policies and Limitations

The Fund has adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Fund’s outstanding voting securities (as defined by the Investment Company Act). The investment objective of the Fund is not fundamental and may be changed without a vote of a majority of the Fund’s outstanding voting securities.

Steben Managed Futures Fund | Statement of Additional Information 3

The Fund may not:

Issue any senior security (as that term is defined in the Investment Company Act) or borrow money, except to the extent permitted by the Investment Company Act, the rule and regulations thereunder and any applicable exemptive relief. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security.

Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the disposition of its portfolio securities.

Make loans of money or securities to other persons, except to the extent permitted by the Investment Company Act, the rule and regulations thereunder and any applicable exemptive relief or through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the Fund’s investment policies.

Purchase or sell real estate, except that (1) it may dispose of real estate acquired as a result of the ownership of securities or other instrument and (2) the Fund may invest in securities that are secured by real estate, or that are issued by companies that invest or deal in real estate or real estate investment trusts. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or interests therein or in the securities of companies that deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts and real estate operating companies.

Invest in commodities or commodity contracts, except (1) to the extent permitted by the Investment Company Act, the rule and regulations thereunder and any applicable exemptive relief and (2) that the Fund may purchase and sell foreign currency, options, futures and forward contracts, including those related to indices, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

Purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry, except that the Fund may invest 25% or more of its total assets in investments that provide exposure to the group of industries that comprise the commodities sector. This limitation does not apply to securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (“U.S. Government and Agency Securities”), securities of other investment companies and tax-exempt securities or such other securities as may be excluded for this purpose under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

For purposes of the limitation on commodities, the Fund does not consider foreign currencies or forward contracts to be physical commodities.

For purposes of the limitation on commodities, the restriction does not prevent the Fund from investing in a wholly owned subsidiary, thereby indirectly gaining exposure to the investment returns of commodities markets within the limitations of federal income tax requirements, or from investing in commodity-linked derivative instruments.

For purposes of the Fund’s industry concentration policy, the Fund will not exclude tax-exempt securities that are issued by municipalities to finance non-governmental projects, such as hospitals (i.e., private activity bonds or industrial revenue bonds), from the industry concentration policy.

Steben Managed Futures Fund | Statement of Additional Information 4

The Fund has the following fundamental investment policy:

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

Under the Investment Company Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at an annual or a special meeting of the security holders of the Fund duly called: (A) of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (B) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

With respect to these policies and other policies and investment restrictions described in the Prospectus and this SAI (except the Fund’s fundamental policies on borrowings and the issuance of senior securities), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such policy or restriction. The Adviser will not cause the Fund to make loans to or receive loans from the Adviser or its affiliates, except to the extent permitted by the Investment Company Act or as otherwise permitted by applicable law.

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objective will be achieved or that its investment programs will be successful. In particular, the Fund’s use of leverage, short sales and derivative transactions, and limited diversification can, in certain circumstances, result in significant losses to the Fund. Shareholders should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Shareholders could lose some or all of their investment.

Cash Management and Temporary Defensive Positions

For temporary defensive purposes, or to manage cash pending investment or payout, the Fund may invest up to 100% of its total assets in cash or cash equivalents, U.S. Government and Agency Securities, commercial paper, money market funds and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

Additional Investment Information

The Fund may buy the types of securities and use the investment techniques described below, subject to any applicable investment policies and limitations.  However, the Fund may not buy all of the types of securities or use all of the investment techniques described below.  The Fund’s principal investment strategies and the principal risks of the Fund’s principal investment strategies are discussed in the Prospectus.

Asset-Backed Securities.  Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities and to extension risk (the risk that an issuer of a security will make principal payments slower than anticipated by the investor, thus extending the securities’ duration). The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.

Steben Managed Futures Fund | Statement of Additional Information 5

Certificates for Automobile Receivables (“CARSSM”) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts. Payments of principal and interest on the underlying contracts are passed through monthly to certificate holders and are guaranteed up to specified amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders also may experience delays in payment or losses on CARSSM if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contracts; depreciation, damage, or loss of the vehicles securing the contracts; or other factors.

Credit card receivable securities are backed by receivables from revolving credit card agreements (“Accounts”). Credit balances on Accounts are generally paid down more rapidly than are automobile contracts. Most of the credit card receivable securities issued publicly to date have been pass-through certificates. In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder; principal payments received on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities. Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. An issuer’s ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation of principal amounts in the underlying Accounts and the non-occurrence of the specified events. The non-deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield. An acceleration in cardholders’ payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.

Credit cardholders are entitled to the protection of state and federal consumer credit laws. Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

The Fund may invest in trust preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payors and are usually overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to the Fund.

Banking and Savings Institution Securities.  These include CDs, time deposits, bankers’ acceptances, and other short-term and long-term debt obligations issued by commercial banks and savings institutions. The CDs, time deposits, and bankers’ acceptances in which the Fund invests typically are not covered by deposit insurance.

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A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks that are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Deposit notes are notes issued by commercial banks that generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital, which can fluctuate significantly when interest rates change. Also, general economic conditions, consolidation and competition among banking and savings institutions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

In response to the 2008 financial turmoil, the U.S. Government is taking a variety of measures to increase the regulation of depository institutions and their holding companies.  On July 21, 2010, the President signed into law the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which significantly impacts the financial services industry, including more stringent regulation of depository institutions and their holding companies.  Federal regulatory agencies are in the process of developing regulations to implement many of the Dodd-Frank Act’s provisions, so the full impact and compliance burden on the operations and profitability of depository institutions and their holding companies is not yet clear and will not likely be clear for years to come.  Based on the provisions of the Dodd-Frank Act and anticipated implementing regulations, depository institutions and their holding companies are likely to be subject to significantly increased regulatory and compliance obligations.  Accordingly, investments in bank paper may not yield expected returns because the increased regulation may significantly curtail the operations and profitability of depository institutions and their holding companies.

In addition, securities of foreign banks and foreign branches of U.S. banks may involve investment risks in addition to those relating to domestic bank obligations. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits, and the possible adoption of foreign governmental restrictions that might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and non-U.S. issuers generally are subject to different accounting, auditing, reporting and recordkeeping standards than those applicable to U.S. issuers.

Commercial Paper.  Commercial paper is a short-term debt security issued by a corporation, bank, municipality, or other issuer, usually for purposes such as financing current operations. The Fund may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While some restricted commercial paper normally is deemed illiquid, Stben or the subadvisers may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Fund Trustees.

Policies and Limitations. To the extent restricted commercial paper is deemed illiquid, purchases thereof will be subject to the Fund’s 15% limitation on investments in illiquid securities. The Fund may also invest in such commercial paper as a defensive measure, to increase liquidity, or as needed for segregated assets.

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Wholly Owned Subsidiary.  The Fund expects to invest a portion of its assets in a wholly owned subsidiary organized as an exempted company with limited liability under the laws of the Cayman Islands (“Subsidiary”). The Fund will invest in the Subsidiary in order to indirectly gain exposure to the commodities markets within the limitations of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) applicable to RICs. The Fund must maintain no more than 25% of the value of its total assets in the Subsidiary at the end of every quarter of its taxable year. The Fund is the sole shareholder of the Subsidiary, and shares of the Subsidiary will not be sold or offered to other investors.  The Subsidiary’s commodity-linked investments (including commodity-linked futures contracts, structured notes, swaps and options) are expected to produce leveraged exposure to the performance of the commodities markets. The Subsidiary also may invest in money market funds, fixed income securities and other instruments that may serve as collateral for its commodity-linked positions and may hold cash or cash equivalents.

The Subsidiary is overseen by its own board of directors. While the Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, except as noted in the Fund’s prospectus or this SAI, is not subject to all of the investor protection requirements of the 1940 Act and other U.S. statutes and regulations.  Consequently, the Fund, as the sole shareholder of the Subsidiary, will not have all of the protections afforded to investors in registered mutual funds. However, the Subsidiary is wholly owned and controlled by the Fund, and the Fund Trustees maintain oversight responsibility for investment activities of the Subsidiary generally (with respect to compliance and investment policies and procedures) as if the Subsidiary’s investments were held directly by the Fund. Furthermore, Steben is responsible for the Subsidiary’s day-to-day business pursuant to a management agreement between the Subsidiary and Steben. Therefore, the Fund’s ownership and control of the Subsidiary make it unlikely that the Subsidiary would take any action contrary to the interests of the Fund or its shareholders. Under the management agreement with the Subsidiary, Steben provides the Subsidiary with the same type of management services, under the same terms, as it provides to the Fund. The Subsidiary also has contracted with service providers to provide custody and other services to the Subsidiary.

In managing the Subsidiary’s investment portfolio, and in adhering to the Fund’s compliance policies and procedures, Steben will treat the assets of the Subsidiary generally as if the assets were held directly by the Fund. Steben also will treat the assets of the Subsidiary generally as if the assets were held directly by the Fund with respect to its adherence to the Fund’s investment policies and restrictions.

The Subsidiary will pay Steben for the investment management services it receives.  The Subsidiary also will bear other fees and expenses it incurs in connection with its operations, such as those for services it receives from third party service providers.

The financial information of the Subsidiary will be consolidated into the Fund’s financial statements, as contained within the Fund’s Annual and Semiannual Reports provided to shareholders. Changes in U.S. laws (where the Fund is organized) and/or the Cayman Islands (where the Subsidiary is organized), could prevent the Fund and/or the Subsidiary from operating as described in the Fund’s Prospectus and this SAI and could negatively affect the Fund and its shareholders. For example, the Cayman Islands has undertaken not to impose certain taxes on the Subsidiary, including any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax. If the Subsidiary’s exemption from those taxes were revoked, thus requiring the Subsidiary to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary provide exposure similar to that held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

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Commodities Related Investments.  Although the Fund may not purchase precious metals (such as gold, silver and platinum) or other physical commodities or contracts thereon, the Fund may purchase securities backed by physical commodities, including interests in exchange-traded investment trusts and other similar entities, the value of whose shares relates directly to the value of physical commodities held by such an entity.  As an investor in such an entity, the Fund would indirectly bear its pro rata share of the entity’s expenses, which may include storage and other costs relating to the entity’s investments in physical commodities.  In addition, the Fund will not qualify for treatment as a RIC under the Code if more than 10% of its annual gross income consists of certain “non-qualifying” income, which includes gains resulting from selling physical commodities (or options or futures contracts thereon unless the gain is realized from certain hedging transactions) and certain other non-passive income.  See “Additional Tax Information.”  The Fund’s investment in securities backed by, or in such entities that invest in, physical commodities, other than shares of the Subsidiary, generally would produce income that would be subject to this 10% limitation.  To remain within this limitation, the Fund may hold such an investment or sell it at a loss, or sell other investments, when for investment reasons it would not otherwise do so.  The availability of such measures does not guarantee that the Fund would be able to remain within the limitations of the Code.

If the Service were to change its ruling position, such that the Fund’s income from the Subsidiary was not qualifying income, the Fund could be unable to qualify as a RIC for one or more years.  If the Fund failed to so qualify for any taxable year but was eligible to and did cure the failure, it would incur potentially significant additional federal income tax expense.  If, on the other hand, the Fund failed to so qualify for any taxable year and was ineligible to or otherwise did not cure the failure, it would be subject to federal income tax on its taxable income at corporate rates, with the consequence that its income available for distribution to shareholders would be reduced and all such distributions from earnings and profits would be taxable to them as dividend income. In that event, the Fund Trustees may authorize a significant change in investment strategy or the Fund’s liquidation.

Exposure to physical commodities may subject the Fund to greater volatility than investments in traditional securities.  The value of such investments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as supply and demand, drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments.  Their value may also respond to investor perception of instability in the national or international economy, whether or not justified by the facts.  However, these investments may help to moderate fluctuations in the value of the Fund’s other holdings, because these investments may not correlate with investments in traditional securities. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of the Fund’s shares to fall.  No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or realize the full value of such investments in the event of the need to liquidate such investments.  Certain commodities are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks and result in greater volatility than investments in traditional securities.  Because physical commodities do not generate investment income, the return on investments in physical commodities will be derived solely from the appreciation or depreciation on such investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

The commodity-related investments of the Subsidiary will not generally be subject to U.S. laws (including securities laws) and their protections. Further, they will be subject to the laws of a foreign jurisdiction, which can be adversely affected by developments in that jurisdiction.

Policies and Limitations.  The Fund may purchase physical commodities or contracts thereon. The Fund may purchase futures contracts, options, foreign currencies or forward contracts, swaps, caps, floors, collars and other financial instruments or from investing in securities of any kind.   The Fund does not intend to purchase or sell such investments when doing so would cause it to fail to qualify as a RIC under the Code.

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Convertible Securities.  The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation’s capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objectives.

Policies and Limitations.  Convertible securities are considered equity securities for purposes of any investment policy or limitation.  Convertible debt securities are subject to the Fund’s investment policies and limitations concerning fixed income securities.

Direct Debt Instruments including Loans, Loan Assignments, and Loan Participations.  Direct debt includes interests in loans, notes and other interests in amounts owed to financial institutions by borrowers, such as companies and governments, including emerging market countries. Direct debt instruments are interests in amounts owed by corporate, governmental, or other borrowers (including emerging market countries) to lenders or lending syndicates. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. The borrower may be in financial distress or may default or have a right to borrow additional cash from the owners of direct debt. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Direct debt instruments may involve a risk of insolvency of the lending bank or intermediary. In addition, there may be fewer legal protections for owners of direct debt than conventional debt securities.  Direct indebtedness of developing countries involves a risk that the governmental entities responsible for the repayment of the debt may be unable or unwilling to pay interest and repay principal when due. See the additional risks described under “Foreign Securities” in this SAI.

Direct debt instruments may have floating interest rates.  These interest rates will vary depending on the terms of the underlying loan and market conditions.

Policies and Limitations. To the extent direct debt is deemed illiquid, such purchases thereof will be subject to the Fund’s 15% limitation on investments in illiquid securities.

Loans, Loan Assignments, and Loan Participations.  Floating rate securities, including loans, provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on floating rate securities ordinarily is determined by reference to LIBOR (London Interbank Offered Rate), a particular bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

Loan interests are a form of direct debt instrument in which the Fund may invest by taking an assignment of all or a portion of an interest in a loan previously held by another institution or by acquiring a participation in an interest in a loan that continues to be held by another institution. The Fund may invest in secured and unsecured loans.  Many banks have been weakened by the recent financial crisis, and it may be difficult for the Fund to obtain an accurate picture of a lending bank’s financial condition. Loans are subject to the same risks as other direct debt instruments discussed above and carry additional risks described in this section.

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Assignments. When the Fund purchases a loan by assignment, the Fund typically succeeds to the rights of the assigning lender under the loan agreement and becomes a lender under the loan agreement. Subject to the terms of the loan agreement, the Fund typically succeeds to all the rights and obligations under the loan agreement of the assigning lender. However, assignments may be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Participation Interests.  The Fund's rights under a participation interest with respect to a particular loan may be more limited than the rights of original lenders or of investors who acquire an assignment of that loan.  In purchasing participation interests, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation interest (the “participating lender”) and only when the participating lender receives the payments from the borrower.

In a participation interest, the Fund will usually have a contractual relationship only with the selling institution and not the underlying borrower.  The Fund normally will have to rely on the participating lender to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; thus, the Fund will be subject to the risk that the lender may be unwilling or unable to do so.  In such a case, the Fund would not likely have any rights against the borrower directly.  In addition, the Fund generally will have no right to object to certain changes to the loan agreement agreed to by the participating lender.

In buying a participation interest, the Fund might not directly benefit from the collateral supporting the related loan and may be subject to any rights of set off the borrower has against the selling institution. In the event of bankruptcy or insolvency of the borrower, the obligation of the borrower to repay the loan may be subject to certain defenses that can be asserted by the borrower as a result of any improper conduct of the participating lender. As a result, the Fund may be subject to delays, expenses and risks that are greater than those that exist when the Fund is an original lender or assignee.

Creditworthiness.  The Fund’s ability to receive payments in connection with loans depends on the financial condition of the borrower. The Adviser’s analysis may include consideration of the borrower’s financial strength, managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative.  Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed.  In connection with the restructuring of a loan or other direct debt instrument outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.

In buying a participation interest, the Fund assumes the credit risk of both the borrower and the participating lender.  If the participating lender fails to perform its obligations under the participation agreement, the Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest. If a participating lender becomes insolvent, the Fund may be treated as a general creditor of that lender. As a general creditor, the Fund may not benefit from a right of set off that the lender has against the borrower. The Fund will acquire a participation interest only if the Adviser determines that the participating lender or other intermediary participant selling the participation interest is creditworthy.

Ratings.  Loan interests may not be rated by independent rating agencies and therefore, investments in a particular loan participation may depend almost exclusively on the credit analysis of the borrower performed by the Adviser.

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Agents.  Loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions.  In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement.  In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders.  Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property.  In asserting rights against a borrower, the Fund normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action.

If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated and a successor agent would be appointed.  If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of loans are subject to the claims of the agent’s general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest.  The Fund may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.

Collateral. Although most of the loans in which the Fund invests are secured, there is no assurance that the collateral can be promptly liquidated, or that its liquidation value will be equal to the value of the debt. In most loan agreements there is no formal requirement to pledge additional collateral if the value of the initial collateral declines.  As a result, a loan may not always be fully collateralized and can decline significantly in value.

If a borrower becomes insolvent, access to collateral may be limited by bankruptcy and other laws.  Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. If a secured loan is foreclosed, the Fund will likely be required to bear the costs and liabilities associated with owning and disposing of the collateral.  There is also a possibility that the Fund will become the owner of its pro rata share of the collateral which may carry additional risks and liabilities.  In addition, under legal theories of lender liability, the Fund potentially might be held liable as a co-lender.  In the event of a borrower’s bankruptcy or insolvency, the borrower’s obligation to repay the loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the Agent.

Some loans are unsecured.  If the borrower defaults on an unsecured loan, the Fund will be a general creditor and will not have rights to any specific assets of the borrower.

Liquidity. Loans are generally subject to legal or contractual restrictions on resale.  Loans are not currently listed on any securities exchange or automatic quotation system.  As a result, there may not be a recognized, liquid public market for loan interests.

Prepayment Risk and Maturity.  Because many loans are repaid early, the actual maturity of loans is typically shorter than their stated final maturity calculated solely on the basis of the stated life and payment schedule. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, market interest rates, the borrower’s financial condition and competitive conditions among lenders.  Such prepayments may require the Fund to replace an investment with a lower yielding security which may have an adverse affect on the Fund’s share price.  Prepayments cannot be predicted with accuracy.  Floating rate loans can be less sensitive to prepayment risk, but the Fund’s net asset value may still fluctuate in response to interest rate changes because variable interest rates may reset only periodically and may not rise or decline as much as interest rates in general.

Restrictive Covenants. A borrower must comply with various restrictive covenants in a loan agreement such as restrictions on dividend payments and limits on total debt.  The loan agreement may also contain a covenant requiring the borrower to prepay the loan with any free cash flow.  A breach of a covenant is normally an event of default, which provides the agent or the lenders the right to call the outstanding loan.

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Fees and Expenses.  Purchasers and sellers of loans may pay certain fees, such as an assignment fee.  In addition, the Fund incurs expenses associated with researching and analyzing potential loan investments, including legal fees.

Available Information. Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific loan historically has been less extensive than if the loan were registered or exchange traded. They may also not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the strong anti-fraud protections of the federal securities laws.

Leveraged Buy-Out Transactions.  Loans purchased by the Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing.  The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

Junior Loans.  The Fund may invest in second lien secured loans and secured and unsecured subordinated loans, including bridge loans (“Junior Loans”). In the event of a bankruptcy or liquidation, second lien secured loans are generally paid only if the value of the borrower’s collateral is sufficient to satisfy the borrower’s obligations to the first lien secured lenders and even then, the remaining collateral may not be sufficient to cover the amount owed to the Fund.  Second lien secured loans give investors priority over general unsecured creditors in the event of an asset sale.

Junior Loans are subject to the same general risks inherent to any loan investment, including credit risk, market and liquidity risk, and interest rate risk. Due to their lower place in the borrower’s capital structure, Junior Loans involve a higher degree of overall risk than senior loans of the same borrower.

Bridge Loans.  Bridge loans or bridge facilities are short-term loan arrangements (e.g., 12 to 18 months) typically made by a borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises over time.  Thus, the longer the loan remains outstanding, the more the interest rate increases. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured. Like any loan, bridge loans involve credit risk. Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness. With the onset of the financial crisis in 2008, many borrowers found it more difficult to obtain loans, a situation that has been gradually improving.

Policies and Limitations. The Fund does not intend to invest in loan instruments that could require additional investments upon the borrower’s demand, but may invest in loans that require funding at a later date following the initial investment in the loan.

The Fund’s policies limit the percentage of its assets that can be invested in the securities of one issuer or in issuers primarily involved in one industry. Legal interpretations by the SEC staff may require the Fund to treat both the lending bank and the borrower as “issuers” of a loan participation by the Fund. In combination, the Fund’s policies and the SEC staff’s interpretations may limit the amount the Fund can invest in loan participations.

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Dollar Rolls.  In a “dollar roll,” the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund’s NAV and may be viewed as a form of leverage. A “covered roll” is a specific type of dollar roll in which the Fund holds an offsetting cash position or a cash-equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

Policies and Limitations. Dollar rolls are considered borrowings for purposes of the Fund’s investment policies and limitations concerning borrowings.

Futures Contracts, Options on Futures Contracts, Options on Securities and Indices, Forward Currency Contracts, Options on Foreign Currencies, and Swap Agreements (collectively, “Financial Instruments”)

Financial Instruments are instruments whose value is dependent upon the value of an underlying asset or assets, which may include stocks, bonds, commodities, interest rates, currency exchange rates, or related indices.  As described below, Financial Instruments may be used for "hedging" purposes, meaning that they may be used in an effort to offset a decline in value in the Fund’s other investments, which could result from changes in interest rates, market prices, currency fluctuations, or other market factors.  Financial Instruments may also be used for non-hedging purposes in an effort to implement a cash management strategy, to enhance income or gain, to manage or adjust the risk profile of the Fund or the risk of individual positions, to gain exposure more efficiently than through a direct purchase of the underlying security, or to gain exposure to securities, markets, sectors or geographical areas.

The Dodd-Frank Act requires the SEC and the Commodity Futures Trading Commission (“CFTC”) to establish new regulations with respect to derivatives defined as security-based swaps (e.g., derivatives based on an equity) and swaps (e.g., derivatives based on a broad-based index or commodity), respectively, and the markets in which these instruments trade. In addition, it subjected all security-based swaps and swaps to SEC and CFTC jurisdiction, respectively.

Historically, advisers to registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards, and swaps), including the Fund, have been able to claim exclusion from registration as commodity pool operators (“CPOs”) pursuant to CFTC Regulation 4.5. In February 2012, the CFTC adopted substantial amendments to that regulation. The Adviser is registered with the CFTC as a CPO under the Commodity Exchange Act and serves as a registered CPO with respect to the Fund.  CPO registration and regulation will increase the regulatory requirements to which the Fund is subject and are expected to increase costs for the Fund.  The CFTC has proposed amendments to its regulations governing CPOs that are intended to harmonize regulatory requirements that will apply to funds that are subject to investment company regulation by the SEC, to which the Fund is already subject, and commodity pool operator regulation by the CFTC.  The additional regulatory requirements that would apply to the Fund under the harmonization rulemaking are expected to increase costs for the Fund, although the extent and impact of these amendments are not yet fully known.  As a result, the Fund may choose to abandon or otherwise limit its investments in commodity interests.  The SEC is reviewing its current guidance on the use of derivatives by registered investment companies, such as the Fund, and may issue new guidance. It is not clear whether or when such new guidance will be published or what the content of such guidance may be.

Futures Contracts and Options on Futures Contracts. The Fund may purchase and sell futures contracts (sometimes referred to as “futures”) and options thereon for hedging purposes (i.e., to attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to attempt to hedge against changes in prevailing currency exchange rates) or non-hedging purposes.

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A “purchase” of a futures contract (or entering into a “long” futures position) entails the buyer’s assumption of a contractual obligation to take delivery of the instrument underlying the contract at a specified price at a specified future time. A “sale” of a futures contract (or entering into a “short” futures position) entails the seller’s assumption of a contractual obligation to make delivery of the instrument underlying the contract at a specified price at a specified future time.

The value of a futures contract tends to increase or decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if the Fund had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the Fund had sold the underlying instrument. The Fund may sell futures contracts to offset a possible decline in the value of its portfolio securities. In addition, the Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge to attempt to compensate for anticipated differences in volatility between positions the Fund may wish to hedge and the standardized futures contracts available to it, although this may not be successful in all cases.  Further, a loss incurred on a particular transaction being used as a hedge does not mean that it failed to achieve its objective, if the goal was to prevent a worse loss that may have resulted had a particular securities or cash market investment suffered a substantial loss and there were no offsetting hedge.

Certain futures, including index futures and futures not calling for the physical delivery or acquisition of the instrument underlying the contract, are settled on a net cash payment basis rather than by the delivery of the underlying instrument.  In addition, although futures contracts by their terms may call for the physical delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying instrument or utilize the cash settlement process whenever it appears economically advantageous for it to do so.

Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits the Fund to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. For example, (i) futures contracts on single stocks, interest rates and indices (including on narrow-based indices) and options thereon may be used as a maturity or duration management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities, and (ii) foreign currency futures and options thereon may be used as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by the Fund.

For purposes of managing cash flow, the Fund may use futures and options thereon to increase its exposure to the performance of a recognized securities index.

With respect to currency futures, the Fund may sell a currency futures contract or a call option thereon, or may purchase a put option on a currency futures contract, when it is anticipated that exchange rates for a particular currency will fall. Such a transaction will be used as a hedge (or, in the case of a sale of a call option, a partial hedge) against a decrease in the value of portfolio securities denominated in that currency. When it is anticipated that exchange rates for a particular currency will rise, the Fund may purchase a currency futures contract or a call option thereon to protect against an increase in the price of securities that are denominated in that currency and that the Fund intends to purchase. The Fund also may purchase a currency futures contract or a call option thereon for non-hedging purposes when it is anticipated that a particular currency will appreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio.

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The Fund may invest in commodity-linked futures contracts either directly or through a wholly owned subsidiary. Commodity-linked futures contracts are generally based upon commodities within six main commodity groups: (1) energy, which includes, among others, West Texas Intermediate (WTI) crude oil, Brent crude oil, gas oil, natural gas, gasoline and heating oil; (2) livestock, which includes, among others, feeder cattle, live cattle and hogs; (3) agriculture, which includes, among others, wheat (Kansas City wheat and Chicago wheat), corn and soybeans; (4) industrial metals, which includes, among others, aluminum, copper, lead, nickel and zinc; (5) precious metals, which includes, among others, gold and silver; and (6) softs, which includes cotton, coffee, sugar and cocoa. The price of a commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity, less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (these benefits are sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while the Fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.

“Initial Margin” with respect to a futures contract is the amount of assets that must be deposited by the Fund with, or for the benefit of, a futures commission merchant or broker in order to initiate the Fund’s futures positions.  Initial margin is the margin deposit made by the Fund when it enters into a futures contract; it is intended to assure performance of the contract by the Fund. If the value of the Fund’s futures account declines by a specified amount, the Fund will receive a margin call and be required to post assets sufficient to restore the equity in the account to the initial margin level.  (This is sometimes referred to as “variation margin;” technically, variation margin refers to daily payments that a clearing member firm is required to pay to the clearing organization based upon marking to market of the firm’s portfolio.)  However, if favorable price changes in the futures account cause the margin deposit to exceed the required initial margin level, the excess margin may be transferred to the Fund. The futures commission merchant or clearing member firm through which the Fund enters into and clears futures contracts may require a margin deposit in excess of exchange minimum requirements based upon its assessment of the Fund’s creditworthiness.  In computing its net asset value (“NAV”), the Fund will mark to market the value of its open futures positions.  The Fund also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased, if the Fund has paid the required premium in full at the outset). If the futures commission merchant or broker holding the margin deposit or premium goes bankrupt, the Fund could suffer a delay in recovering excess margin or other funds and could ultimately suffer a loss.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited, and may exceed initial margin deposits as well as deposits made in response to subsequent margin calls.

The Fund may enter into futures contracts and options thereon that are traded on exchanges regulated by the CFTC or on non-U.S. exchanges. U.S. futures contracts are traded on exchanges that have been designated as “contract markets” by the CFTC; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market.  Futures executed on regulated futures exchanges have minimal counterparty risk to the Fund because the exchange's clearing organization assumes the position of the counterparty in each transaction.   Thus, the Fund is exposed to risk only in connection with the clearing organization and not in connection with the original counterparty to the transaction.  However, if a futures customer defaults on a futures contract and the futures commission merchant carrying that customer’s account cannot cover the defaulting customer’s obligations on its futures contracts, the clearing organization may use any or all of the collateral in the futures commission merchant’s customer omnibus account — including the assets of the futures commission merchant’s other customers, such as the Fund — to meet the defaulting customer’s obligations.  This is sometimes referred to as "fellow customer risk."  Trading on non-U.S. exchanges is subject to the legal requirements of the jurisdiction in which the exchange is located and to the rules of such exchange, and may not involve a clearing mechanism and related guarantees. Funds deposited in connection with such trading may also be subject to the bankruptcy laws of such other jurisdiction, which may result in a delay in recovering such funds in a bankruptcy and could ultimately result in a loss.

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An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

Although the Fund believes that the use of futures contracts and options will benefit it, if the general direction of the markets or about interest rate or currency exchange rate trends is opposite that of the Fund’s positions, the Fund’s overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts and options are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts or options and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying the Fund’s futures or options position and the securities held by or to be purchased for the Fund. The currency futures or options market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

Under certain circumstances, futures exchanges may limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit.  Daily limits govern only price movements during a particular trading day, however; they do not limit potential losses.  In fact, a daily limit may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses.  If this were to happen with respect to a position held by the Fund, it could (depending on the size of the position) have an adverse impact on the Fund’s NAV.  In addition, the Fund would continue to be subject to margin calls and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.

Many electronic trading facilities that support futures trading are supported by computer-based component systems for the order, routing, execution, matching, registration or clearing of trades.  The Fund’s ability to recover certain losses may be subject to limits on liability imposed by the system provider, the market, the clearing house or member firms.

Call Options on Securities. The Fund may write (sell) covered call options and purchase call options on securities for hedging purposes (i.e., to attempt to reduce, at least in part, the effect on the Fund’s NAV of price fluctuations of securities held by the Fund) or non-hedging purposes. When writing call options, the Fund writes only “covered” call options on securities it owns. Portfolio securities on which the Fund may write and purchase call options are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.

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When the Fund writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Fund will receive a premium for writing a call option. So long as the obligation of the call option continues, the Fund may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Fund may be obligated to deliver securities underlying an option at less than the market price.

The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk (in contrast to the writing of “naked” or uncovered call options, which the Fund will not do), but is capable of enhancing the Fund’s total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline.

If a call option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If a call option that the Fund has written is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

When the Fund purchases a call option, it pays a premium to the writer for the right to purchase a security from the writer for a specified amount at any time until a certain date.  The Fund generally would purchase a call option to offset a previously written call option or to protect itself against an increase in the price of a security it intends to purchase.

Put Options on Securities. The Fund may write (sell) and purchase put options on securities for hedging purposes (i.e., to attempt to reduce, at least in part, the effect on the Fund’s NAV of price fluctuations of securities held by the Fund) or non-hedging purposes. Portfolio securities on which the Fund may write and purchase put options are purchased solely on the basis of investment considerations consistent with the Fund’s investment objective.

When the Fund writes a put option, it is obligated to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Fund will receive a premium for writing a put option. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

When the Fund purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Fund generally would purchase a put option to protect itself against a decrease in the market value of a security it owns.

General Information About Options on Securities. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. European-style options are exercisable only immediately prior to their expiration date. The obligation under any option written by the Fund terminates upon expiration of the option or, at an earlier time, when the Fund offsets the option by entering into a “closing purchase transaction” to purchase an option of the same series. If an option is purchased by the Fund and is never exercised or closed out, the Fund will lose the entire amount of the premium paid.

Options are traded both on U.S. national securities exchanges and in the over-the-counter (“OTC”) market. Options also are traded on non-U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Fund and a counterparty, with no clearing organization guarantee. Thus, when the Fund sells (or purchases) an OTC option, it generally will be able to “close out” the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Fund originally sold (or purchased) the option. There can be no assurance that the Fund would be able to liquidate an OTC option at any time prior to expiration. Unless the Fund is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counterparty’s insolvency, the Fund may be unable to liquidate its options position and the associated cover.

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The premium the Fund receives (or pays) when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium the Fund receives when it writes an option is recorded as a liability on the Fund’s statement of assets and liabilities. This liability is adjusted daily to the option’s current market value.

Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits the Fund to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that the Fund will be able to effect closing transactions at favorable prices. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it might otherwise not have bought), in which case it would continue to be at market risk on the security.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Fund; however, the Fund could be in a less advantageous position than if it had not written the call option.

The Fund pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, the Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than deliver the security from its inventory. In those cases, additional brokerage commissions are incurred.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities close, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

Policies and Limitations. The assets used as cover (or segregated) for OTC options written by the Fund will be considered illiquid and thus subject to the Fund’s 15% limitation on illiquid securities, unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Put and Call Options on Securities Indices and Other Financial Indices. The Fund may write (sell) and purchase put and call options on securities indices and other financial indices for hedging or non-hedging purposes. In so doing, the Fund can pursue many of the same objectives it would pursue through the purchase and sale of options on individual securities or other instruments.

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Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option times a specified multiple (multiplier), which determines the total dollar value for each point of such difference. The seller of the option is obligated, in return for the premium received, to make delivery of this amount.

A securities index fluctuates with changes in the market values of the securities included in the index.  The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities. The risks of investment in options on indices may be greater than the risks of investment in options on securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Fund will not exactly match the composition of the securities indices on which options are available.

For purposes of managing cash flow, the Fund may purchase put and call options on securities indices to increase its exposure to the performance of a recognized securities index.

Securities index options have characteristics and risks similar to those of securities options, as discussed herein. Certain securities index options are traded in the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded securities index options.

Options on Foreign Currencies. The Fund may write (sell) and purchase covered call and put options on foreign currencies for hedging or non-hedging purposes. The Fund may use options on foreign currencies to protect against decreases in the U.S. dollar value of securities held or increases in the U.S. dollar cost of securities to be acquired by the Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, the Fund may write and purchase covered call and put options on foreign currencies for non-hedging purposes. The Fund may write covered call and put options on any currency in order to realize greater income than would be realized on portfolio securities alone.

Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

Forward Foreign Currency Transactions. The Fund may enter into contracts for the purchase or sale of a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract (“forward currency contracts”) for hedging or non-hedging purposes. The Fund also may engage in foreign currency transactions on a spot basis (i.e., cash transaction that results in actual delivery within two days) at the spot rate prevailing in the foreign currency market.

The Fund may enter into forward currency contracts in an attempt to hedge against changes in prevailing currency exchange rates (i.e., as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies). The Fund may also enter into forward currency contracts to protect against decreases in the U.S. dollar value of securities held or increases in the U.S. dollar cost of securities to be acquired by the Fund or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, the Fund may enter into forward currency contracts for non-hedging purposes when it is anticipated that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund’s investment portfolio.  The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period, and the market conditions then prevailing.

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Sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought, respectively. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Forward currency contracts in which the Fund may engage include foreign exchange forwards. The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis).  Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies.When the Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

The Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. When the Fund engages in foreign currency transactions for hedging purposes, it will not enter into foreign exchange forwards to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency.

Forward currency contracts in which the Fund may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid.  NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount.  NDFs have a fixing date and a settlement (delivery) date.  The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to forward exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

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NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.  Although NDFs have historically been traded OTC, in the future, pursuant to the Dodd-Frank Act, they may be exchange-traded.  Under such circumstances, they will be centrally cleared and a secondary market for them will exist.  With respect to NDFs that are centrally-cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.  Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps, as discussed below.

The Fund may purchase securities of an issuer domiciled in a country other than the country in whose currency the securities are denominated.

Swap Agreements. The Fund may enter into swap agreements to manage or gain exposure to particular types of investments (including commodities, equity securities or indices of equity securities in which the Fund otherwise could not invest efficiently).

Swap agreements historically have been individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swap agreements are two party contracts entered into primarily by institutional investors. Swap agreements can vary in term like other fixed-income investments. Most swap agreements are currently traded over-the-counter. In a standard “swap” transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, indices, or other financial or economic interests). The gross payments to be exchanged (or “swapped”) between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed. If a swap agreement provides for payment in different currencies, the parties may agree to exchange the principal amount.

Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield.  Swap agreements are subject to liquidity risk, meaning that the Fund may be unable to sell a swap agreement to a third party at a favorable price.  Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Fund’s performance. The risks of swap agreements depend upon the Fund’s ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments.

Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction.  For example, an investor could lose margin payments it has deposited with its futures commission merchant as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.

To the extent a swap is not centrally cleared, the use of a swap involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. If a counterparty’s creditworthiness declines, the value of the swap might decline, potentially resulting in losses to the Fund. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of the counterparty. If a default occurs by the counterparty to such a transaction, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

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The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act on July 21, 2010. It is possible that developments in the swaps market, including the issuance of final implementing regulations under the Dodd-Frank Act, could adversely affect the Fund’s ability to enter into swaps in the OTC market (or require that certain of such instruments be exchange-traded and centrally-cleared), or require that the Fund support those trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments. Regulations that are being developed by the CFTC and banking regulators will require the Fund to post margin on OTC swaps, and clearing organizations and exchanges will set minimum margin requirements for exchange-traded and cleared swaps.

Swap agreements can take many different forms and are known by a variety of names including, but not limited to, interest rate swaps, mortgage swaps, total return swaps, inflation swaps, asset swaps (where parties exchange assets, typically a debt security), currency swaps (where the parties exchange their respective rights to make or receive payments in specified currencies), credit default swaps, and commodity-linked swaps. The Fund may also write (sell) and purchase options on swaps (swaptions).

Interest Rate Swaps, Mortgage Swaps, and Interest Rate “Caps,” “Floors,” and “Collars.” In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period. Mortgage swap agreements are similar to interest rate swap agreements, except the notional principal amount is tied to a reference pool of mortgages.  In an interest rate cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. An interest rate collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

Among other techniques, the Fund may use interest rate swaps to offset declines in the value of fixed income securities held by the Fund.  In such an instance, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty to pay a floating rate multiplied by the same notional amount. If long-term interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. The Fund may also enter into constant maturity swaps, which are a variation of the typical interest rate swap. Constant maturity swaps are exposed to changes in long-term interest rate movements.

Total Return Swaps.  The Fund may enter into total return swaps (“TRS”) to obtain exposure to a security or market without owning or taking physical custody of such security or market.  The Fund may be either a total return receiver or a total return payer. Generally, the total return payer sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based on a designated index (e.g., the London Interbank Offered Rate, known as LIBOR) and spread, plus the amount of any price depreciation on the reference security or asset. The total return payer does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.

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TRS agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market.  TRS may effectively add leverage to the Fund’s portfolio because, in addition to its net assets, the Fund would be subject to investment exposure on the notional amount of the swap.  If the Fund is the total return receiver in a TRS, then the credit risk for an underlying asset is transferred to the Fund in exchange for its receipt of the return (appreciation) on that asset. If the Fund is the total return payer, it is hedging the downside risk of an underlying asset but it is obligated to pay the amount of any appreciation on that asset.

Inflation Swaps. In an inflation swap, one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap (with some lag on the referenced inflation index) and the other party agrees to pay a compounded fixed rate. Inflation swaps may be used to protect the Fund’s NAV against an unexpected change in the rate of inflation measured by an inflation index.

Credit Default Swaps. In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return, the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. The Fund may act as either the buyer or the seller of a credit default swap. The Fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, the Fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow the Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. If the Fund is the credit default protection seller, the Fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If the Fund is the credit default protection buyer, the Fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which the Fund is the protection seller, the Fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the Fund by the credit default protection buyer. Any loss would be offset by the premium payments the Fund receives as the seller of credit default protection.

Commodity-Linked Swaps.  Commodity-linked swaps are two party contracts in which the parties agree to exchange the return or interest rate on one instrument for the return of a particular commodity, commodity index or commodity futures or options contract. The payment streams are calculated by reference to an agreed upon notional amount. A one-period swap contract operates in a manner similar to a forward or futures contract because there is an agreement to swap a commodity for cash at only one forward date. The Fund may engage in swap transactions that have more than one period and therefore more than one exchange of payments. The Fund may invest in total return commodity swaps to gain exposure to the overall commodity markets. In a total return commodity swap, the Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the Fund will pay a fixed fee, established at the outset of the swap.  However, if the term of the commodity swap is more than one period, with interim swap payments, the Fund will pay an adjustable or floating fee. With “floating” rate, the fee is pegged to a base rate such as LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

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Options on Swaps (Swaptions). A swaption is an option to enter into a swap agreement. The purchaser of a swaption pays a premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.  Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swaption than when it purchases a swaption.  When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.

Policies and Limitations. In accordance with SEC staff requirements, the Fund will segregate cash or appropriate liquid assets in an amount equal to its obligations under security-based swap agreements.

Combined Transactions.  The Fund may enter into multiple transactions, which may include multiple options transactions, multiple interest rate transactions and any combination of options and interest rate transactions, instead of a single Financial Instrument, as part of a single or combined strategy when it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. It is possible that the combined transactions will instead increase risk or hinder achievement of the desired portfolio management goal.

Cover for Financial Instruments.  Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covering”) position in securities, currencies or other options, futures contracts, forward contracts, or swaps, or (2) cash and liquid assets held in a segregated account, or designated on its records as segregated, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding “cover” for Financial Instruments and, if the guidelines so require, segregate the prescribed amount of cash or appropriate liquid assets.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Financial Instrument is outstanding, unless they are replaced with other suitable assets. As a result, the segregation of a large percentage of the Fund’s assets could impede Fund management or the Fund’s ability to meet redemption requests or other current obligations. The Fund may be unable to promptly dispose of assets that cover, or are segregated with respect to, an illiquid futures, options, forward, or swap position; this inability may result in a loss to the Fund.

General Risks of Financial Instruments. The primary risks in using Financial Instruments are:  (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by the Fund and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select the Fund’s securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments; and (6) when traded on non-U.S. exchanges, Financial Instruments may not be regulated as rigorously as in the United States. There can be no assurance that the Fund’s use of Financial Instruments will be successful.

In addition, Financial Instruments may contain leverage to magnify the exposure to the underlying asset or assets.

The Fund’s use of Financial Instruments may be limited by the provisions of the Code, with which it must comply to continue to qualify as a RIC. See “Additional Tax Information.” Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

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Fixed Income Securities.  Fixed income securities are subject to the risk of an issuer’s inability to meet principal and interest payments on its obligations (“credit risk”) and are subject to price volatility due to such factors as interest rate sensitivity (“interest rate risk”), market perception of the creditworthiness of the issuer, and market liquidity (“market risk”).

Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Call Risk. Some debt securities in which the Fund may invest are also subject to the risk that the issuer might repay them early (“call risk”). When market interest rates are low, issuers generally call securities paying higher interest rates. For this reason, the Fund holding a callable security may not enjoy the increase in the security’s market price that usually accompanies a decline in rates. Furthermore, the Fund would have to reinvest the proceeds from the called security at the current, lower rates.

Ratings of Fixed Income Securities.  The Fund may purchase securities rated by Standard & Poor’s (“S&P”), Moody’s Investors Service (“Moody’s”), Fitch, Inc. or any other nationally recognized statistical rating organization (“NRSRO”) (please see the Prospectus for further information). The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they rate.  Although the Fund may rely on the ratings of any NRSRO, the Fund refers mainly to ratings assigned by S&P, Moody’s, and Fitch, Inc., which are described in Appendix A. The Fund may also invest in unrated securities that have been determined by the Adviser to be comparable in quality to the rated securities in which the Fund may permissibly invest.

High-quality debt securities. High-quality debt securities are securities that have received from at least one NRSRO, such as S&P, Moody’s or Fitch, Inc., a rating in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any NRSRO, such as U.S. Government and Agency Securities, have been determined by the Adviser or subadviser to be of comparable quality.

Investment Grade Debt Securities. Investment grade debt securities are securities that have received, from at least one NRSRO that has rated it, a rating in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Adviser or subadviser to be of comparable quality. Moody’s deems securities rated in its fourth highest rating category (Baa) to have speculative characteristics; a change in economic factors could lead to a weakened capacity of the issuer to repay.

Lower-Rated Debt Securities. Lower-rated debt securities or “junk bonds” are those rated below the fourth highest category (including those securities rated as low as D by S&P) or unrated securities of comparable quality. Securities rated below investment grade may be considered speculative. Securities rated B are judged to be predominantly speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligations. Although these securities generally offer higher yields than investment grade debt securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy by the issuer, or the securities may already be in default. See the additional risks described above for lower-rated debt securities.

Ratings Downgrades. Subsequent to the Fund’s purchase of debt securities, the rating of that issue of debt securities may be reduced, so that the securities would no longer be eligible for purchase by the Fund.

Duration and Maturity.  Duration is a measure of the sensitivity of debt securities to changes in market interest rates, based on the entire cash flow associated with the securities, including payments occurring before the final repayment of principal.

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The Adviser or subadviser may utilize duration as a tool in portfolio selection instead of the more traditional measure known as “term to maturity.” “Term to maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Duration incorporates a bond’s yield, coupon interest payments, final maturity and call features into one measure. Duration therefore provides a more accurate measurement of a bond’s likely price change in response to a given change in market interest rates. The longer the duration, the greater the bond’s price movement will be as interest rates change. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

Futures, options and options on futures have durations which are generally related to the duration of the securities underlying them. Holding long futures or call option positions will lengthen the Fund’s duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative of the duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current and expected prepayment rates are critical in determining the securities’ interest rate exposure. In these and other similar situations, the Adviser or subadviser where permitted, will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

The Fund may invest in securities of any maturity and does not have a target average duration.

Policies and Limitations.  There are no restrictions as to the amount of the Fund’s assets that may be invested in fixed income securities or the ratings of such securities the Fund may acquire or the portion of its assets it may invest in debt securities in a particular ratings category.

Foreign Securities.  The Fund may invest in U.S. dollar-denominated securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. Investments in foreign securities involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of the unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor.  It may be difficult to invoke legal process or to enforce contractual obligations abroad, and it may be especially difficult to sue a foreign government in the courts of that country.

The Fund also may invest in equity, debt, or other securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers’ acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (a) adverse changes in foreign exchange rates, (b) nationalization, expropriation, or confiscatory taxation, and (c) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). In addition, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on portfolio transactions.

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Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. The inability of the Fund to settle security purchases or sales due to settlement problems could cause the Fund to pay additional expenses, such as interest charges.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

The Fund may invest in American Depositary Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and International Depository Receipts (“IDRs”). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. However, they are subject to the risk of fluctuation in the currency exchange rate if, as is often the case, the underlying securities are denominated in foreign currency. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.  EDRs, IDRs and GDRs involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Issuers of the securities underlying sponsored depositary receipts, but not unsponsored depositary receipts, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored depositary receipts is less likely to reflect the effect of such information.

Policies and Limitations.  The Fund is not restricted in the amount it may invest in foreign securities including foreign securities denominated in any one foreign currency.

Securities of Issuers in Emerging Market Countries.  The risks described above for foreign securities may be heightened in connection with investments in emerging market countries. Historically, the markets of emerging market countries have been more volatile than the markets of developed countries, reflecting the greater uncertainties of investing in less established markets and economies. In particular, emerging market countries may have less stable governments; may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets; and may have less protection of property rights than more developed countries. The economies of emerging market countries may be reliant on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from high and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

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In determining where an issuer of a security is based, the Adviser may consider such factors as where the company is legally organized, maintains its principal corporate offices and/or conducts its principal operations.

Additional costs could be incurred in connection with the Fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the Fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Certain risk factors related to emerging market countries include:

Currency fluctuations.  The Fund’s investments may be valued in currencies other than the U.S. dollar. Certain emerging market countries’ currencies have experienced and may in the future experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the Fund’s securities holdings would generally depreciate and vice versa. Consistent with its investment objective, the Fund can engage in certain currency transactions to hedge against currency fluctuations. See “Foreign Currency Transactions” below.

Government regulation.  The political, economic and social structures of certain developing countries may be more volatile and less developed than those in the United States. Certain emerging market countries lack uniform accounting, auditing and financial reporting standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. While the Fund will only invest in markets where these restrictions are considered acceptable by the Adviser, a country could impose new or additional repatriation restrictions after the Fund’s investment. If this happened, the Fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Fund’s liquidity needs and all other positive and negative factors.

While government involvement in the private sector varies in degree among emerging market countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any emerging market country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the Fund’s investments.

Less developed securities markets.  Emerging market countries may have less well developed securities markets and exchanges. These markets have lower trading volumes than the securities markets of more developed countries. These markets may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

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Settlement risks.  Settlement systems in emerging market countries are generally less well organized than developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the Fund to suffer a loss. The Fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Fund will be successful in eliminating this risk, particularly as counterparties operating in emerging market countries frequently lack the substance or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the Fund.

Investor information.  The Fund may encounter problems assessing investment opportunities in certain emerging market securities markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the Adviser will seek alternative sources of information, and to the extent it may not be satisfied with the sufficiency of the information obtained with respect to a particular market or security, the Fund will not invest in such market or security.

Taxation.  Taxation of dividends received and net capital gains realized by non-residents varies among emerging market countries and, in some cases, is comparatively high. In addition, emerging market countries typically have less well-defined tax laws and procedures, and such laws may permit retroactive taxation so that the Fund could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

Litigation.  The Fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

Fraudulent securities.  Securities purchased by the Fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the Fund.

Risks of Investing in Frontier Emerging Market Countries. Frontier emerging market countries are countries that have smaller economies or less developed capital markets than traditional emerging markets.  Frontier emerging market countries tend to have relatively low gross national product per capita compared to the larger traditionally-recognized emerging markets. The frontier emerging market countries include the least developed countries even by emerging markets standards.  The risks of investments in frontier emerging market countries include all the risks described above for investment in foreign securities and emerging markets, although these risks are magnified in the case of frontier emerging market countries.

Illiquid Securities.  Generally, an illiquid security is a security that cannot be expected to be sold or disposed of within seven days at approximately the price at which it is valued by the Fund. Illiquid securities may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless the Adviser, acting pursuant to guidelines established by the Fund Trustees, determines they are liquid. Most such securities held by the Fund are deemed liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid, even if they are not registered in the United States. Illiquid securities may be difficult for the Fund to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Fund may be subject to legal restrictions, which could be costly to the Fund.

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Policies and Limitations.  The Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities.

Indexed Securities.  The Fund may invest in indexed securities whose values are linked to currencies, interest rates, commodities, indices, or other financial indicators, domestic or foreign. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument. An indexed security may be more volatile than the underlying instrument itself.

Inflation-Indexed Securities.  The Fund may invest in U.S. Treasury securities the principal value of which is adjusted daily in accordance with changes to the Consumer Price Index. Such securities are backed by the full faith and credit of the U.S. Government. Interest is calculated on the basis of the current adjusted principal value. The principal value of inflation-indexed securities declines in periods of deflation, but holders at maturity receive no less than par. If inflation is lower than expected during the period the Fund holds the security, the Fund may earn less on it than on a conventional bond.

Because the coupon rate on inflation-indexed securities is lower than fixed-rate U.S. Treasury securities, the Consumer Price Index would have to rise at least to the amount of the difference between the coupon rate of the fixed-rate U.S. Treasury issues and the coupon rate of the inflation-indexed securities, assuming all other factors are equal, in order for such securities to match the performance of the fixed-rate U.S. Treasury securities. Inflation-indexed securities are expected to react primarily to changes in the “real” interest rate (i.e., the nominal (or stated) rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate U.S. Treasury securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.

Any increase in the principal value of an inflation-indexed security is taxable in the year the increase occurs, even though its holders do not receive cash representing the increase until the security matures. Because the Fund must distribute substantially all of its net income (including non-cash income attributable to those principal value increases) to its shareholders each taxable year to avoid payment of federal income and excise taxes, the Fund may have to dispose of other investments under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements.

Leverage.  The Fund may engage in transactions that have the effect of leverage.  Although leverage creates an opportunity for increased total return, it also can create special risk considerations. For example, leverage from borrowing may amplify changes in the Fund’s NAV. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for the Fund. To the extent the income derived from securities purchased with borrowed funds is sufficient to cover the cost of leveraging, the net income of the Fund will be greater than it would be if leverage were not used. Conversely, to the extent the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used and, therefore, the amount (if any) available for distribution to the Fund’s shareholders as dividends will be reduced. Reverse repurchase agreements, securities lending transactions, when issued and delayed-delivery transactions, certain Financial Instruments (as defined above), and short sales, among others, may create leverage.

Policies and Limitations.  The Fund may make investments while borrowings are outstanding.  The Fund may borrow money for investment purposes, however, in general, the Fund does not intend to do so.  The Fund also may use leverage to purchase securities needed to close out short sales or to obtain the collateral needed to borrow a security in order to effect a short sale of that security.  The Fund may engage in transactions that have the effect of leverage for investment purposes and hedging.

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Lower-Rated Debt Securities.  Lower-rated debt securities or “junk bonds” are those rated below the fourth highest category (including those securities rated as low as D by S&P) or unrated securities of comparable quality.  Securities rated below investment grade are often considered to be speculative. These securities have poor protection with respect to the issuer’s capacity to pay interest and repay principal. Lower-rated debt securities generally offer a higher current yield than that available for investment grade issues with similar maturities, but they may involve significant risk under adverse conditions. In particular, adverse changes in general economic conditions and in the industries in which the issuers are engaged and changes in the financial condition of the issuers are more likely to cause price volatility and weaken the capacity of the issuer to make principal and interest payments than is the case for higher-grade debt securities. These securities are susceptible to default or decline in market value due to real or perceived adverse economic and business developments relating to the issuer, market interest rates and market liquidity. In addition, to the extent the Fund invests in lower-quality securities, it may incur additional expenses to the extent recovery is sought on defaulted securities. Because of the many risks involved in investing in lower-rated debt securities, the success of such investments is dependent on the credit analysis of the Adviser or subadviser.

During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

At certain times in the past, the market for lower-rated debt securities has expanded rapidly, and its growth generally paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or defaults. There can be no assurance that such declines will not recur.

The market for lower-rated debt issues generally is thinner or less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Judgment may play a greater role in pricing such securities than it does for more liquid securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated debt securities, especially in a thinly traded market.

The Fund may invest in securities whose ratings imply an imminent risk of default with respect to such payments.  Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

See Appendix A for further information about the ratings of debt securities assigned by S&P, Moody’s, and Fitch, Inc.

Policies and Limitations. The Fund is not restricted in the amount it may invest in debt securities rated by at least one NRSRO in the lowest investment grade category (BBB/Baa) or lower or unrated securities of comparable quality. The Fund considers bonds rated by at least one NRSRO below the fourth highest category to be lower-rated securities or “junk bonds.”

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Master Limited Partnerships.  Master limited partnerships (“MLPs”) are limited partnerships (or similar entities) in which the ownership units (e.g., limited partnership interests) are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. Many MLPs operate in oil and gas related businesses, including energy processing and distribution.  Many MLPs are pass-through entities that generally are taxed at the unitholder level and are not subject to federal or state income tax at the entity level. Annual income, gains, losses, deductions and credits of an MLP pass through directly to its unitholders. Distributions from an MLP may consist in part of a return of capital. Generally, an MLP is operated under the supervision of one or more general partners. Limited partners are not involved in the day-to-day management of an MLP.

Investing in MLPs involves certain risks related to investing in their underlying assets and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Although unitholders of an MLP are generally limited in their liability, similar to a corporation’s shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distributions were paid. This liability may stay attached to a unitholder even after it sells its units.

Mortgage-Backed Securities.  Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. Government agency or instrumentality (such as Ginnie Mae); issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac (collectively, the “GSEs”), and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be backed by U.S. Government agency supported mortgage loans or some form of non-governmental credit enhancement.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. Government.

Freddie Mac is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. Government.

The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac.  However, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend the GSEs emergency funds and to purchase their stock.  In September 2008, those capital concerns led the U.S. Treasury and the FHFA to announce that the GSEs had been placed in conservatorship.

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Since that time, the GSEs have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”). While the MBS purchase programs ended in 2010, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012.  From the end of 2007 through the third quarter of 2012, the GSEs required U.S. Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements.  However, they have repaid approximately $46 billion in dividends.  Both GSEs ended the third quarter of 2012 with positive net worth and, as a result, neither required a draw from the U.S. Treasury.  While the U.S. Treasury is committed to offset negative equity at the GSEs through its preferred stock purchases through 2012, FHFA has made projections for those purchases through 2015, predicting that cumulative U.S. Treasury draws (including dividends) at the end of 2015 could range from $191 billion to $209 billion.  Nonetheless, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that the GSEs will remain successful in meeting their obligations with respect to the debt and MBS they issue beyond that date.

In addition, the future of the GSEs is in serious question as the U.S. Government reportedly is considering multiple options, ranging on a spectrum from nationalization, privatization, consolidation, or abolishment of the entities.  The problems faced by the GSEs that resulted in their being placed into federal conservatorship and receiving significant U.S. Government support have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans.  The Obama Administration produced a report to Congress on February 11, 2011, outlining a proposal to wind down the GSEs by increasing their guarantee fees, reducing their conforming loan limits (the maximum amount of each loan they are authorized to purchase), and continuing progressive limits on the size of their investment portfolio.  Congress is currently considering several pieces of legislation that would reform the GSEs and possibly wind down their existence, addressing portfolio limits and guarantee fees, among other issues.

The FHFA and the U.S. Treasury (through its agreement to purchase GSE preferred stock) have imposed strict limits on the size of GSEs’ mortgage portfolios.  In August 2012, the U.S. Treasury amended its preferred stock purchase agreements to provide that the GSEs’ portfolios will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring the GSEs to reach the $250 billion target four years earlier than previously planned.

Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market’s perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities.

Because many mortgages are repaid early, the actual maturity and duration of mortgage-backed securities are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, the Fund may apply certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. The Fund uses an approach that the Adviser believes is reasonable in light of all relevant circumstances. If this determination is not borne out in practice, it could positively or negatively affect the value of the Fund when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.

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Mortgage-backed securities may be issued in the form of collateralized mortgage obligations (“CMOs”) or collateralized mortgage-backed bonds (“CBOs”). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed “pass-through” securities issued or guaranteed by U.S. Government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.

Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the mortgage-backed securities. Pools created by non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit, may support timely payment of interest and principal of non-governmental pools. Governmental entities, private insurers, and mortgage poolers issue these forms of insurance and guarantees. There can be no assurance that private insurers or guarantors can meet their obligations under insurance policies or guarantee arrangements. The Fund may buy mortgage-backed securities without insurance or guarantees.

Policies and Limitations.  The Fund may not purchase mortgage-backed securities that, in the Adviser’s opinion, are illiquid if, as a result, more than 15% of the Fund’s net assets would be invested in illiquid securities.

Freddie Mac Collateralized Mortgage Obligations.  Freddie Mac CMOs are debt obligations of Freddie Mac issued in multiple tranches having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by Freddie Mac. Unlike Freddie Mac PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with Freddie Mac’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual tranches of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of Freddie Mac’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. This “pass-through” of prepayments has the effect of retiring most CMO tranches prior to their stated final maturity.

If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet Freddie Mac’s minimum sinking fund obligation on the next sinking fund payment date, Freddie Mac agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the Freddie Mac CMOs are identical to those of Freddie Mac PCs. Freddie Mac has the right to substitute collateral in the event of delinquencies and/or defaults.

Other Mortgage-Related Securities.  Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

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Natural Disasters and Adverse Weather Conditions.  Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses in the manner negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Preferred Stock.  The Fund may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities.

Real Estate-Related Instruments.  Real estate-related instruments include securities of real estate investment trusts (also known as “REITs”), commercial and residential mortgage-backed securities and real estate financings. Such instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings, and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans, and derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

REITs are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for conduit income tax treatment under the Code and failing to maintain exemption from the 1940 Act.

REITs (especially mortgage REITs) are subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, because mortgage REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.

REITs are subject to management fees and other expenses. Therefore, investments in REITs will cause the Fund to bear its proportionate share of the costs of the REITs’ operations. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in REITs.

Recent Market Conditions. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, and issuers that have exposure to the real estate, mortgage and credit markets, and the sovereign debt of certain nations or their political subdivisions have been particularly affected. It is uncertain how long these conditions will continue.

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These market conditions have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. The values of many types of securities, including, but not limited to, mortgage-backed, asset-backed and corporate debt securities, have been reduced. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yield to decline.

The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials and goods and services, which may, in turn, bring down the prices of these economic staples. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. These events and the potential for continuing market turbulence may have an adverse effect on the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

Mortgage-backed securities have been especially affected by these market events. Beginning in 2008, the market for mortgage-related securities experienced substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. In the mortgage sector, there have been rising delinquency rates. These defaults have caused an unexpected degree of losses for holders. Some financial institutions and other enterprises may have large exposure to certain types of securities, such as mortgage-backed securities, which could have a negative effect on the broader economy. Questions have been raised about whether the quality of the underlying mortgages was misrepresented, and suits have been filed against some lenders and “bundlers” of mortgages. Traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Illiquid investments may be harder to value, especially in changing markets.

Some financial institutions and other enterprises may have large exposure to certain types of securities, such as mortgage-backed securities, which could have a negative effect on the broader economy. Events in the financial markets and the broader economy are continuing to erode the tax bases of many state and local governments, as well as their access to the credit markets. This has put downward pressure on the value of many municipal securities. Some traditional insurers of municipal securities have also experienced financial stress.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. Others have opted for austerity, which may limit growth, at least in the short to medium term. The ultimate effect of these efforts is only beginning to reveal itself. Changes in government policies may exacerbate the market’s difficulties and withdrawal of this support, or other policy changes by governments or central banks, could adversely impact the value and liquidity of certain securities.

The situation in the financial markets has resulted in calls for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. The Dodd-Frank Act has initiated a dramatic revision of the U.S. financial regulatory framework that will continue to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Fund may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. Many of the implementing regulations have not yet been finalized. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which the Fund may invest, is not yet certain.

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The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold, settled or terminated. In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Certain swap derivatives have been and other derivatives may be mandated for central clearing under the Dodd-Frank Act, which likely will require technological and other changes to the operations of funds governed by the 1940 Act and the market in which they will trade. Central clearing will also entail the use of assets of a 1940 Act fund to satisfy margin calls and this may have an effect on the performance of such a fund. The regulators have not yet issued final regulations implementing all of the Dodd-Frank Act’s margin requirements and clearing mandates.

The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (i.e., the SEC and the CFTC) have been active in proposing and adopting regulations and guidance on the use of derivatives by 1940 Act funds. The CFTC recently adopted a revision to one of its rules that will either restrict the use of derivatives by a 1940 Act fund or require the fund’s adviser to register as a commodity pool operator (see the discussion of “Financial Instruments"). The SEC is reviewing its current guidance on the use of derivatives by 1940 Act funds and may issue new guidance. It is not clear whether or when such new guidance will be published or what the content of such guidance may be.

Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

Repurchase Agreements.  In a repurchase agreement, the Fund purchases securities from a bank that is a member of the Federal Reserve System or also from a foreign bank or from a U.S. branch or agency of a foreign bank or from a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. If the Fund enters into a repurchase agreement subject to foreign law and the counter-party defaults, the Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and may suffer delays and losses in disposing of the collateral as a result.

Policies and Limitations.  Repurchase agreements with a maturity or demand of more than seven days are considered to be illiquid securities. The Fund may not enter into a repurchase agreement with a maturity or demand feature of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. The Fund may enter into a repurchase agreement only if (1) the underlying securities (excluding maturity and duration limitations, if any) are of a type that the Fund’s investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Fund’s account by its custodian or a bank acting as the Fund’s agent.

Restricted Securities and Rule 144A Securities.  The Fund may invest in “restricted securities,” which generally are securities that may be resold to the public only pursuant to an effective registration statement under the 1933 Act or an exemption from registration. Regulation S under the 1933 Act is an exemption from registration that permits, under certain circumstances, the resale of restricted securities in offshore transactions, subject to certain conditions, and Rule 144A under the 1933 Act is an exemption that permits the resale of certain restricted securities to qualified institutional buyers.

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Since its adoption by the SEC in 1990, Rule 144A has facilitated trading of restricted securities among qualified institutional investors. To the extent restricted securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund expects that it will be able to dispose of the securities without registering the resale of such securities under the 1933 Act. However, to the extent that a robust market for such 144A securities does not develop, or a market develops but experiences periods of illiquidity, investments in Rule 144A securities could increase the level of the Fund’s illiquidity.

Where an exemption from registration under the 1933 Act is unavailable, or where an institutional market is limited, a Fund may, in certain circumstances, be permitted to require the issuer of restricted securities held by the Fund to file a registration statement to register the resale of such securities under the 1933 Act.  In such case, the Fund will typically be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to resell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, or the value of the security were to decline, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Fund Trustees believe accurately reflects fair value.

Policies and Limitations.  To the extent restricted securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to the Fund’s 15% limit on investments in illiquid securities.

Reverse Repurchase Agreements.  In a reverse repurchase agreement, the Fund sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. Reverse repurchase agreements may increase fluctuations in the Fund’s net asset value (“NAV”) and may be viewed as a form of leverage. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

Policies and Limitations.  Reverse repurchase agreements are considered borrowings for purposes of the Fund’s investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, the Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Fund’s obligations under the agreement.

Risks of Reliance on Computer Programs or Codes.  Many processes used in fund management, including security selection, rely, in whole or in part, on the use of computer programs or codes.  Errors in these programs or codes may go undetected, possibly for quite some time, which could adversely affect the Fund’s operations or performance.  Computer programs or codes are susceptible to human error when they are first created and as they are developed and maintained.  Some funds, like the Fund, may be subject to heightened risk in this area because the funds’ advisers rely to a greater extent on computer programs or codes in managing the fund’s assets.

While efforts are made to guard against problems associated with computer programs or codes, there can be no assurance that such efforts will always be successful.  The Fund has limited insight into the computer programs and processes of some service providers, and may have to rely on contractual assurances or business relationships to protect against some errors in the service providers’ systems.

Securities Loans.  The Fund may lend portfolio securities to banks, brokerage firms, and other institutional investors, provided that cash or equivalent collateral, initially equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, is maintained by the borrower with the Fund or with the Fund’s lending agent, who holds the collateral on the Fund’s behalf. Thereafter, cash or equivalent collateral, equal to at least 100% of the market value of the loaned securities, is to be continuously maintained by the borrower with the Fund. The Fund may also borrow a security for purposes of effecting a short sale of such security, see the section entitled “Short Sales” for additional information on the Fund’s activities related to borrowing securities. The Fund may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower that has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower.  The Fund does not have the right to vote on securities while they are on loan.  However, it is the Fund’s policy to attempt to terminate loans in time to vote those proxies that the Fund has determined are material to the interests of the Fund.

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Policies and Limitations.  The Fund may lend portfolio securities with a value not exceeding 33-1/3% of its total assets (taken at current value) to banks, brokerage firms, or other institutional investors. Borrowers are required continuously to secure their obligations to return securities on loan from the Fund by depositing collateral in a form determined to be satisfactory by the Fund Trustees. The collateral, which must be marked to market daily, must be initially equal to at least 102% (105% in the case of foreign securities) of the market value of the loaned securities, which will also be marked to market daily.  Thereafter, the collateral must be equal to at least 100% of the market value of the loaned securities.  See the section entitled “Cash Management and Temporary Defensive Positions” for information on how the cash collateral may be invested.  The Fund does not count the collateral for purposes of any investment policy or limitation that requires the Fund to invest specific percentages of its assets in accordance with its principal investment program.

Securities of Exchange-Traded Funds and Other Exchange-Traded Investment Vehicles.  The Fund may invest in the securities of exchange-traded funds (“ETFs”) and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (collectively, “exchange-traded investment vehicles”). When investing in the securities of exchange-traded investment vehicles, the Fund will be indirectly exposed to all the risks of the portfolio securities or other financial instruments they hold.   The performance of an exchange-traded investment vehicle will be reduced by transaction and other expenses, including fees paid by the exchange-traded investment vehicle to service providers.  ETFs are investment companies that are registered as open-end management companies or unit investment trusts. The limits that apply to the Fund’s investment in securities of other investment companies generally apply also to a Fund’s investment in securities of ETFs.  See “Securities of Other Investment Companies.”

Shares of exchange-traded investment vehicles are listed and traded in the secondary market. Many exchange-traded investment vehicles are passively managed and seek to provide returns that track the price and yield performance of a particular index or otherwise provide exposure to an asset class (e.g., currencies or commodities).  Although such exchange-traded investment vehicles may invest in other instruments, they largely hold the securities (e.g., common stocks) of the relevant index or financial instruments that provide exposure to the relevant asset class. The share price of an exchange-traded investment vehicle may not track its specified market index, if any, and may trade below its net asset value. An active secondary market in the shares of an exchange-traded investment vehicle may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions, or other reasons. There can be no assurance that the shares of an exchange-traded investment vehicle will continue to be listed on an active exchange.

Securities of Other Investment Companies.  The Fund may invest in the securities of other investment companies, including open-end and closed-end management companies and unit investment trusts, that are consistent with its investment objectives and policies.  Such an investment may be the most practical or only manner in which the Fund can invest in certain asset classes or participate in certain markets, such as foreign markets, because of the expenses involved or because other vehicles for investing in those markets may not be available at the time the Fund is ready to make an investment.  When investing in the securities of other investment companies, the Fund will be indirectly exposed to all the risks of such investment companies' portfolio securities.  In addition, as a shareholder in an investment company, the Fund would indirectly bear its pro rata share of that investment company’s expenses.  An investment in the securities of other investment companies may involve the payment of substantial premiums above, while the sale of such securities may be made at substantial discounts from, the value of such issuers' portfolio securities.

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Although money market funds that operate in accordance with Rule 2a-7 under the 1940 Act seek to preserve a $1.00 share price, it is possible for the Fund to lose money by investing in money market funds.

Policies and Limitations.  The Fund may invest an unlimited amount of its uninvested cash in shares of money market funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by the Adviser or an affiliate, under specified conditions. See “Cash Management and Temporary Defensive Positions.”

Otherwise, the Fund’s investment in securities of other investment companies is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets in all investment companies in the aggregate.  However, the Fund may exceed these limits when investing in shares of an ETF, subject to the terms and conditions of an exemptive order from the SEC obtained by the ETF that permits an investing fund, such as the Fund, to invest in the ETF in excess of the limits described above.

For purposes of the Fund’s industry concentration policy, the Fund will look through to the underlying investments of the investment companies, including ETFs, in which the Fund has invested for purposes of determining the percentage of the Fund’s total assets that are invested in the securities of issuers having their principal business activities in the same industry.

The Fund is also able to invest up to 100% of its total assets in a master portfolio with the same investment objectives, policies and limitations as the Fund.

Short Sales.   The Fund may use short sales in an attempt to realize gain or for hedging purposes. To effect a short sale, the Fund borrows a security from or through a brokerage firm to make delivery to the buyer. The Fund is then obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay the lender any dividends on the borrowed security and may be required to pay loan fees or interest.

The Fund may realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund is required to pay in connection with the short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged.

The Fund may also make short sales against-the-box, in which it sells short securities only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.

The effect of short selling is similar to the effect of leverage. Short selling may amplify changes in the Fund’s NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Fund.

When the Fund is selling stocks short, it must maintain a segregated account of cash or high-grade securities that, together with any collateral (exclusive of short sale proceeds) that it is required to deposit with the securities lender or the executing broker, is at least equal to the value of the shorted securities, marked to market daily. As a result, the Fund may need to maintain high levels of cash or liquid assets (such as U.S. Treasury bills, money market accounts, repurchase agreements, certificates of deposit, high quality commercial paper and long equity positions).

Policies and Limitations. The Fund’s ability to engage in short sales may be impaired by any temporary prohibitions on short selling imposed by domestic and certain foreign government regulators.

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Stripped Mortgage Backed Securities (SMBS).  SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage  assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to the Fund’s limitations on investments in illiquid securities.

Stripped Securities.  Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells. These coupons are not obligations of the U.S. Treasury.

Structured Notes.  The Fund may invest in structured notes, such as participatory notes, issued by banks or broker-dealers that are designed to replicate the performance of an underlying indicator.  Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure or index. Generally, investments in such notes are used as a substitute for positions in underlying indicators.  Structured notes are a type of equity-linked derivative which generally are traded over-the-counter (“OTC”). The performance results of structured notes will not replicate exactly the performance of the underlying indicator that the notes seek to replicate due to transaction costs and other expenses.

Investments in structured notes involve the same risks associated with a direct investment in the underlying indicator the notes seek to replicate. The return on a structured note that is linked to a particular underlying indicator generally is increased to the extent of any dividends paid in connection with the underlying indicator. However, the holder of a structured note typically does not receive voting rights and other rights as it would if it directly owned the underlying indicator. In addition, structured notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Fund. Structured notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a structured note against the issuer of an underlying indicator. Structured notes involve transaction costs. Structured notes may be considered illiquid and, therefore, structured notes considered illiquid will be subject to the Fund’s percentage limitation on investments in illiquid securities.

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Terrorism Risks.  Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq and Afghanistan by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Fund’s operations.

U.S. Government and Agency Securities.  “U.S. Government Securities” are obligations of the U.S. Treasury backed by the full faith and credit of the United States.  Due to recent market turbulence, some investors have turned to the safety of securities issued or guaranteed by the U.S. Treasury, causing the prices of these securities to rise and their yields to decline.  As a result of this and other market influences, yields of short-term U.S. Treasury debt instruments are currently near historical lows.

“U.S. Government Agency Securities” are issued or guaranteed by U.S. Government agencies, or by instrumentalities of the U.S. Government, such as the Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation), SLM Corporation (formerly, the Student Loan Marketing Association) (commonly known as “Sallie Mae”), Federal Home Loan Banks (“FHLB”), and the Tennessee Valley Authority.  Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer’s ability to borrow from the U.S. Treasury, subject to the U.S. Treasury’s discretion in certain cases, or only by the credit of the issuer.  Accordingly, there is at least a possibility of default.  U.S. Government Agency Securities include U.S. Government agency mortgage-backed securities.  (See “Mortgage-Backed Securities,” above.)  The market prices of U.S. Government Agency Securities are not guaranteed by the U.S. Government and generally fluctuate inversely with changing interest rates.

U.S. Government Agency Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.  The secondary market for certain of these participations is extremely limited.  In the absence of a suitable secondary market, such participations may therefore be regarded as illiquid.

The Fund may invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury.  The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program.  Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.  The market prices of STRIPS generally are more volatile than that of U.S. Treasury bills with comparable maturities.

Variable or Floating Rate Securities; Demand and Put Features.  Variable rate and floating rate securities provide for automatic adjustment of the interest rate at fixed intervals (e.g., daily, weekly, monthly, or semi-annually) or automatic adjustment of the interest rate whenever a specified interest rate or index changes. The interest rate on variable and floating rate securities (collectively, “Adjustable Rate Securities”) ordinarily is determined by reference to a particular 7bank’s prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank CDs, an index of short-term tax-exempt rates or some other objective measure.

Adjustable Rate Securities frequently permit the holder to demand payment of the obligations’ principal and accrued interest at any time or at specified intervals not exceeding one year. The demand feature usually is backed by a credit instrument (e.g., a bank letter of credit) from a creditworthy issuer and sometimes by insurance from a creditworthy insurer. In purchasing these securities, the Fund relies primarily on the creditworthiness of the credit instrument issuer or the insurer. The Fund can also buy fixed rate securities accompanied by a demand feature or by a put option, which permits the Fund to sell the security to the issuer or third party at a specified price. The Fund may rely on the creditworthiness of issuers of the credit enhancements in purchasing these securities.

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Warrants and Rights. Warrants and rights may be acquired by the Fund in connection with other securities or separately.  Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities at a later date.  Rights are similar to warrants but typically are issued by a company to existing holders of its stock and provide those holders the right to purchase additional shares of stock at a later date.  Rights also normally have a shorter duration than warrants.  Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities.  The purchase of warrants and rights involves the risk that the Fund could lose the purchase value of the warrants or rights if the right to subscribe to additional shares is not exercised prior to the warrants’ or rights’ expiration date because warrants and rights cease to have value if they are not exercised prior to their expiration date. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.  The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

When-Issued and Delayed Delivery Securities and Forward Commitments.  The Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily within two months, although the Fund may agree to a longer settlement period). These transactions may involve mortgage-backed securities such as GNMA, Fannie Mae and Freddie Mac certificates. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued and delayed delivery purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

When-issued and delayed delivery purchases and forward commitment transactions enable the Fund to “lock in” what the Fund believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued, delayed delivery or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. When issued, delayed-delivery and forward commitment transactions are subject to the risk that a counterparty may fail to complete the purchase or sale of the security. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. To reduce this risk, the Fund will enter into transactions with established counterparties and the managers will monitor the creditworthiness of such counterparties.

The value of securities purchased on a when-issued, delayed delivery or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s NAV starting on the date of the agreement to purchase the securities. Because the Fund has not yet paid for the securities, this produces an effect similar to leverage. The Fund does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. Because the Fund is committed to buying them at a certain price, any change in the value of these securities, even prior to their issuance, affects the value of the Fund’s interests. The purchase of securities on a when-issued or delayed delivery basis also involves a risk of loss if the value of the security to be purchased declines before the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment to sell remains in effect.

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When-issued, delayed-delivery and forward commitment transactions may cause the Fund to liquidate positions when it may not be advantageous to do so in order to satisfy its purchase or sale obligations.

Policies and Limitations.  The Fund will purchase securities on a when-issued or delayed delivery basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it has been entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize capital gains or losses in connection with these transactions.

The Fund may also enter into a TBA agreement and “roll over” such agreement prior to the settlement date by selling the obligation to purchase the pools set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities. TBA mortgage- backed securities may increase prepayment risks because the underlying mortgages may be less favorable than anticipated by the Fund.

When the Fund purchases securities on a when-issued, delayed delivery or forward commitment basis, the Fund will deposit in a segregated account with its custodian, or designate on its records as segregated, until payment is made, appropriate liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, the portfolio securities will be held in a segregated account, or the portfolio securities will be designated on the Fund’s records as segregated, while the commitment is outstanding. These procedures are designed to ensure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued and delayed delivery purchases and forward commitment transactions.

Zero Coupon Securities.  The Fund may invest in zero coupon securities.  These securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value (known as “original issue discount” or “OID”). OID varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

OID must be included in the Fund’s gross income ratably prior to the receipt of any actual payments. Because the Fund must distribute substantially all of its net investment income (including its accrued OID) to its shareholders each taxable year to continue to qualify for treatment as a RIC and to minimize or avoid payment of federal income and excise taxes, it may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy the distribution requirements. See “Additional Tax Information.”

The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

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BOARD OF TRUSTEES, OFFICERS AND PORTFOLIO MANAGEMENT

The Fund’s operations are managed under the direction and oversight of the Fund’s Board. Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints officers of the Fund who are responsible for the Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

The Fund’s Board has overall responsibility for monitoring and overseeing the investment program of the Fund and its management and operations. The Board will monitor and oversee the business affairs of the Fund. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the directors of an investment company registered under the Investment Company Act organized as a corporation and has complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Fund’s business. The Trustees who are not “interested persons” within the meaning of the Investment Company Act are identified as Independent Trustees of the Board.

Biographical Information

Certain biographical and other information relating to Trustees of the Fund is set out below, including their ages, their principal occupations for at least the last five years, the length of time served as a Trustee, the total number of portfolios overseen in the complex of funds advised by the Investment Manager (“SCI Advised Funds”) and any public Director/Trusteeships. The information in the table is current as of June 15, 2013. Unless otherwise noted, each Trustee or officer has served in his current principal occupation or (for Trustees) other directorships for the last five years. All persons named as Fund Trustees also serve in similar capacities for other SCI Advised Funds. The address of each Trustee and officer is c/o Steben Select Multi-Manager Fund, 9711 Washingtonian Boulevard, Suite 400, Gaithersburg, Maryland 20878.

Independent Trustees*

Name and Year of Birth	Position(s) with Fund	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships During the Past 5 Years

George W. Morriss# Age: 65	Trustee (Since 2013)	Trustee of Neuberger & Berman Funds, since 2007; Adjunct Faculty Member, Columbia University School of International and Policy Administration, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People’s Bank, Connecticut (a financial services company), 1991 to 2001.	3	Formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003.
Mark E. Schwartz# Age: 66	Trustee (Since 2013)	President, TriCapital Advisors, Inc., since 2006.	3	Steben Alternative Investment Funds (investment company) (one fund)

Interested Trustees*

Name and Age	Position(s) with Fund	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships During the Past 5 Years
Kenneth E. Steben** Age: 58	Trustee and Chief Executive Officer (Since 2013)	President and Chief Executive Officer since 1989 of Steben & Company, Inc.	3	Steben Alternative Investment Funds (investment company) (one fund)

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*	There is no stated term of office for the Fund’s Trustees. Each Trustee serves until his or her successor is elected and qualifies or until his or her death, resignation, or removal as provided in the Declaration of Trust, Bylaws or by statute.
**	Mr. Steben is an “interested person”, as defined in the Investment Company Act, due to his position as President and Chief Executive Officer of the Investment Manager.
#	Member of the Audit Committee and the Governance and Nominating Committee.

Officers of the Funds Who Are Not Trustees

Name and Age	Position(s) Held with Fund (Since)	Principal Occupation(s) During the Past 5 Years
Francine J. Rosenberger Age: 45	Chief Compliance Officer (“CCO”) and Secretary (Since 2013)	General Counsel, SCI, since January 2013, Partner, K&L Gates LLP (law firm) from January 2013 to prior to 2007.
Carl Serger Age: 53	Chief Financial Officer (Since 2013)	Chief Financial Officer, SCI, since December 2009; Senior VP, CFO and COO, Peracon, Inc. (electronic transactions platform) from 2007 to 2009; Independent Consultant in 2007; Senior VP and CFO, Ebix (software company) from 2006 to 2007; CFO, Senior VP and Treasurer, Finetre Corporation (financial technology platform company) from 1999 to 2006.

Board Structure and Role of the Board of Trustees

The Board of Trustees’ primary role is oversight of the management of the Fund. As is the case with virtually all investment companies, the Fund’s service providers, primarily the Investment Manager and its affiliates, have responsibility for the Fund’s day-to-day management, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman acting between Board meetings, regularly interacts with and receives reports from senior personnel of the Fund and its service providers.

Experience, Qualifications, Attributes and Skills of the Fund’s Trustees. The Nominating Committee, which is comprised of Independent Trustees, is responsible for reviewing the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and will conduct a similar review in connection with the proposed nomination of current Trustees for re-election by shareholders at any annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Trustee, the Nominating Committee will take into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Nominating Committee believes contributes to good governance for the Fund.

The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills, which allows the Board to operate effectively in governing the Fund and protecting the interests of shareholders. The Board believes that, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee is qualified to serve as such.

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In determining whether a particular Trustee is qualified to serve as a Trustee, the Board will consider a variety of criteria, none of which, in isolation, is controlling. In addition, the Board may take into account the actual or anticipated (in the case of new Trustees) service and commitment of each Trustee (including the Trustee’s commitment to participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should serve as a Trustee. Additional information about the specific experience, qualifications, attributes and skills of each Trustee, which was taken into account in determining that each Trustee should serve as a Trustee of the Fund, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Trustees), to interact effectively with the Investment Manager, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. While the Board does not have a formal, written diversity policy, the Board believes that an effective board consists of a diverse group of individuals who bring together a variety of complementary skills and perspectives.

Board Structure and Oversight Function. The Board is responsible for oversight of the Fund. The Fund has engaged the Investment Manager to manage the Fund’s portfolio on a day-to-day basis. The Board is responsible for overseeing the Investment Manager and the Fund’s other service providers in accordance with the Fund’s investment objective and policies and otherwise in accordance with the requirements of the Investment Company Act, and other applicable federal, state and other securities and other laws, and the Fund’s Declaration of Trust and bylaws. The Board meets in-person periodically throughout the year. The Independent Trustees also will regularly meet without the presence of any representatives of management. The Board has established three standing committees - the Audit and Compliance Committee, the Nominating Committee and the Qualified Legal Compliance Committee - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is comprised exclusively of Independent Trustees. The responsibilities of each committee, including its oversight responsibilities, are described further below.

An Interested Trustee serves as Chairman of the Board. The Chairman’s duties include setting the agenda for each Board meeting in consultation with management and the Independent Trustees, presiding at each Board meeting, and facilitating communication and coordination between the Independent Trustees and management.

The Trustees believe that the structure of the Board and committees is appropriate and facilitates the orderly and efficient flow of information to and from the Trustees to the Investment Manager and other service providers with respect to services provided to the Funds, potential conflicts of interest that could arise from these relationships and other risks that the Fund may face. The Trustees also believe that its structure allows all of the Trustees to participate in the full range of the Board’s oversight responsibilities. The Board believes that the orderly and efficient flow of information and the ability to bring each Trustee’s talents to bear in overseeing the Fund’s operations is important, in light of the size and complexity of the Fund and the Master Fund and the risks that the Fund and the Master Fund face. The Board and its committees will review their structure regularly, to help ensure that it remains appropriate as the business and operations of the Fund and the Master Fund, and the environment in which the Fund and the Master Fund operate and evolve.

Risk Oversight. The Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Fund resides with the Investment Manager or other service providers (depending on the nature of the risk) subject to supervision by the Investment Manager. The Board has charged the Investment Manager and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to reduce the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

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Risk oversight forms part of the Board’s general oversight of the Fund’s investment program and operations and will be addressed as part of various regular Board and committee activities. The Fund’s investment management and business affairs are carried out by or through the Investment Manager and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Trustees expect to receive reports from, among others, management, the Fund’s Chief Compliance Officer, the Fund’s independent registered public accounting firm, and internal auditors for the Investment Manager, as appropriate, regarding risks faced by the Fund and the Investment Manager’s risk management programs.

Not all risks that may affect the Fund can be identified, nor can controls be developed to eliminate or mitigate the occurrence or effects of certain risks. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Investment Manager, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors the Fund’s ability to manage risk is subject to substantial limitations.

As noted above, the Board has three standing committees - an Audit and Compliance Committee, the Nominating Committee and the Qualified Legal Compliance Committee. Each of the Committees is comprised solely of Independent Trustees and the members of the committees are identified below. Additional information about the committees is provided below.

Audit and Compliance Committee. The Trust has an Audit and Compliance Committee, consisting of Messrs. Morriss and Schwartz. The members of the Audit and Compliance Committee are Independent Trustees. The primary responsibilities of the Audit and Compliance Committee are to make recommendations to the Board as to: the engagement or discharge of the Trust’s independent registered public accounting firm (including the audit fees charged by the accounting firm); the supervision of investigations into matters relating to audits; the review with the independent registered public accounting firm of the results of audits; oversight of the Trust’s compliance with legal and regulatory requirements, internal control over financial reporting and independent audits; and addressing any other matters regarding audits and compliance.

Nominating Committee. The Trust has a Nominating Committee, consisting of Messrs. Morriss and Schwartz. The Nominating Committee is responsible for the selection and nomination for appointment of candidates to serve as Trustees of the Trust. The Nominating Committee will review shareholders’ nominations to fill vacancies on the Board. Shareholders can submit recommendations in writing addressed to the attention of the chair of the Nominating Committee, 9711 Washingtonian Boulevard, Suite 400, Gaithersburg, Maryland 20878. A shareholder’s recommendation must include the following information about the nominee: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

With respect to the criteria the Nominating Committee uses for selecting nominees, a successful candidate should have certain uniform characteristics, such as a very high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership.  The Nominating Committee also will consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness.

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Qualified Legal Compliance Committee. The Trust has a Qualified Legal Compliance Committee, consisting of the members of the Audit and Compliance Committee – Messrs. Morriss and Schwartz. The members of the Qualified Legal Compliance Committee are Independent Trustees. The primary responsibility of the Trust’s Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report made or referred to the Qualified Legal Compliance Committee by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust or by any officer, director, employee, or agent of the Trust.

Trustee Qualifications

This section discusses, for each Trustee, the experience, qualifications, attributes or skills that led to the conclusion that the person should serve as a Trustee.  The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws or for any other purpose under state or federal law.

George W. Morriss: Mr. Morriss has experience in senior management and as chief financial officer of a financial services company. He has investment management experience as a portfolio manager managing personal and institutional funds. He has served as a member of a committee of representatives from companies listed on NASDAQ. He has served as a member of the board of funds of hedge funds. He has an advanced degree in finance. He has served as a Fund Trustee for multiple years.

Mark E. Schwartz: Mr. Schwartz has experience in senior management and as president of an investment advisory firm. He has investment management experience as a portfolio manager managing separate accounts, holding designations as a Certified Fund Specialist (CFS) and Chartered Retirement Planning Counselor (CRPC). He has served as a non-compensated advisor to the University of Maryland College Park Foundation Investment Committee. He also has extensive broker-dealer experience.

Kenneth E. Steben: Mr. Steben has investment management and senior management experience as the founder and president of Steben. He also serves on Steben’s Investment Committee.

Trustees’ Holdings

The dollar range of equity securities of the Fund owned by each Trustee is set forth below (1)

Name of Trustee	Dollar Range of Equity Securities in the Fund as of June 15, 2013(1)(2)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in the Fund Complex as of June 15, 2013(1)(2)
Independent Trustees
George W. Morriss	None	None
Mark E. Schwartz	None	None
Trustees who are “Interested Persons” (2)
Kenneth E. Steben	None	None

(1)	The dollar ranges of equity securities reflected in the table above are as follows: None; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; or over $100,000.
(2)	Includes the portion of investments made by the Investment Manager beneficially owned and personal investments.

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Independent Trustee Ownership of Securities

As of June 15, 2013, the Independent Trustees (and their respective immediate family members) did not beneficially own securities of the Investment Manager or Distributor, or an entity controlling, controlled by or under common control with the Investment Manager or Distributor (not including registered investment companies).

As a group, the Trustees and Officers held no outstanding Shares of the Fund or of the Master Fund as of June 15, 2013.

Compensation for Trustees

The Independent Trustees are paid annual compensation for service on the Board and its Committees in an annual amount of $15,000 each. Such compensation encompasses attendance and participation at Board and Committee meetings, including telephonic meetings, if any. There are currently two Independent Trustees. The Audit Committee Chairman and the Audit Committee Financial Expert also receives an annual amount of $15,000. In the interest of recruiting and retaining Independent Trustees of high quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate. In addition, the Fund reimburses each Independent Trustee for travel and other expenses incurred in connection with attendance at such meetings. Other Officers (apart from the CCO) and Trustees of the Fund who are “interested persons” by virtue of their affiliation with the Investment Manager receive no compensation in such role.

The following table sets forth estimated compensation to be paid to the Independent Trustees and officers during the Fund’s first fiscal period. The Fund has no retirement or pension plans.

Name of Trustee or Officer	Aggregate Compensation from the Fund	Total Compensation from the Fund and Fund Complex
George W. Morriss	$15,000	$30,000
Mark E. Schwartz	$7,500	$15,000

Other Accounts Managed by the Investment Committee Members

Certain Investment Committee Members, who are primarily responsible for the management of the Fund and the Master Fund, also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of June 30, 2013: (i) the number of registered investment companies, other pooled investment vehicles and other accounts managed by the Investment Committee Members and the total assets of such companies, vehicles and accounts; and (ii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

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Investment Committee Member	Type of Accounts	Total # of Accounts Managed	Total Assets (000,000’s omitted)	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance (000,000’s omitted)
Kenneth E. Steben	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	3	$224,186	0	$224,186
	Other Accounts:	0	$0	0	$0
John Dolfin	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	3	$0	0	$0
	Other Accounts:	0	$0	0	$0
Michael Bulley	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	3	$293,458	3	$293,458
	Other Accounts:	0	$0	0	$0

Securities Ownership of Investment Committee Members

Because the Fund did not commence operations prior to the date of this SAI, no member of the Investment Committee owns Fund Shares.

Conflicts of Interest of the Investment Manager

As an investment adviser and fiduciary, the Investment Manager owes its clients and shareholders an undivided duty of loyalty. The Investment Manager recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including the Fund, and allocating investment opportunities. Investment professionals, including the Portfolio Managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Investment Manager places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

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Employee Personal Trading. The Investment Manager has adopted a Code of Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Investment Manager own, buy or sell securities that may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Ethics, the Investment Manager permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain funds managed by the Investment Manager. The Investment Manager’s Code of Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Investment Manager.

Managing Multiple Accounts for Multiple Clients. The Investment Manager has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. These conflicts increase where, as here, an investment professional receives performance-based compensation from some accounts but not from others, or receives asset-based compensation from accounts with different advisory fees. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies and unregistered investment vehicles, such as hedge funds. Among other things, investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities. The investment professionals at the Investment Manager routinely are required to select and allocate investment opportunities among accounts. The Investment Manager has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to Portfolio Funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

The Investment Manager’s procedures are also designed to address potential conflicts of interest that may arise when the Investment Manager has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Investment Manager could share in investment gains.

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Performance Fees. An Investment Committee Member may advise certain accounts with respect to which advisory fees are based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the Investment Committee Member in that the Member may have an incentive to allocate the investment opportunities that he believes might be the most profitable to such other accounts instead of allocating them to the Fund.

Compensation to Investment Committee Members

The Adviser’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for the Adviser’s clients, including shareholders of the Fund. Except as described below, investment professionals do not receive any direct compensation based upon the investment returns of any individual client account.

Mr. Steben indirectly owns equity interests in the Adviser. As it relates to the Fund and the Fund Complex, Mr. Dolfin receives all of his compensation based on the size of the Fund and of other funds managed by or for which the Adviser serves as general partner and the management and advisory fees charged thereon. Mr. Bulley is entitled to conditional compensation based on the size of the assets under management for certain funds and separately managed accounts. Mr. Bulley is paid a base salary and certain distributions on an annual basis. These individuals, among others, are responsible for the investment processes and management of the Adviser. Messrs. Steben, Dolfin and Bulley believe that to the extent that they are successful in their investment endeavors, the greater the amount of assets over time and the more significant their compensation will be from the Adviser.

Contributions under the Adviser’s 401(k) Plan. The contributions are matching up to a certain percentage of contributions based.

MANAGEMENT AGREEMENT

Pursuant to the management agreement between the Fund and the Adviser, the Adviser provides investment advisory services to the Fund (the “Management Agreement”). The Management Agreement provides that, subject to the supervision of the Fund’s Board, the Adviser is responsible for management and oversight of the Fund’s portfolio. Under the terms of a Management Agreement, the Adviser provides the Fund’s investment program, allocates Fund assets and monitors those investments to determine whether its investment program is consistent with the Fund’s investment objective and whether its investment performance and other criteria are satisfactory. The Adviser has a separate comparable management agreement with the Subsidiary.

The Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, the Adviser or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

In consideration of the investment advisory services provided by the Adviser, the Fund pays the Adviser a fee of _.__% of an aggregate of the Fund’s net assets determined daily and paid monthly (the “Management Fee”).

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Unless earlier terminated as described below, the Management Agreement will remain in effect for a period of two years from the date of execution and will continue in effect from year to year thereafter if approved annually (a) by the Board or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. The Management Agreement is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

A discussion regarding the basis of the Board’s approval of the Management Agreement will be available in the Fund’s first shareholder report following the date of this prospectus.

SUBADVISORY AGREEMENT

The Fund’s investment subadvisers are ________ and ________. The Subadvisors’ principal offices are located at ___________________ and _____________. The Subadvisors are controlled by _______________ and _____________.

The Trust, the Adviser and the Subadvisosr are parties to the Subadvisory Agreement. Under the Subadvisory Agreement, the Subadvisor, subject to the investment objectives and policies of the Fund, makes investment decisions for the Fund with respect to the Fund’s fixed income strategy.

The Subadvisory Agreement will continue for an initial term of two years and may be continued thereafter from year to year provided such continuance is specifically approved at least annually in the manner required by the 1940 Act. The Subadvisory Agreement may be terminated at any time without payment of penalty by the Trust, the Adviser or the Subadvisor upon 60 days’ written notice. The Advisory Agreement will automatically terminate in the event of its assignment, as defined under the 1940 Act. The Subadvisory Agreement provides that the Subadvisor under such agreement shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Subadvisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Subadvisor of its duties under the Subadvisory Agreement.

Under the Subadvisory Agreement, the Fund will pay to the Subadvisor an annual subadvisory fee on the fixed income portion of the Fund’s average daily net assets equal to _.__%. The Subadvisor is paid by the Fund and not the Adviser.

ADMINISTRATION AND TRANSFER AGENT

The Fund has entered into an Administration Agreement with the U.S. Bancorp Fund Services, LLC (“Administrator”). Pursuant to the terms of the Administration Agreement, the Administrator has the responsibility for providing administrative services, and for assisting the Fund with their operational needs, pursuant to the Administration Agreement. The Administration Agreement will remain in effect for at least a three-year period (subject to either party’s ability to terminate the agreement due to a material, uncured breach by the other party), and thereafter will automatically renew for successive one-year terms unless written notice of non-renewal is provided no later than ninety days prior to the expiration of the term.

Under the Administration Agreement, the Administrator is responsible for, among other things: (1) maintaining a list of Shareholders and generally performing all actions related to the issuance and repurchase of Shares, if any, including with regard to reinvestment of dividends under the Dividend Reinvestment Plan; (2) providing the Fund with certain administrative, clerical, recordkeeping and bookkeeping services; (3)  computing the NAV of the Fund; (4) preparing accounting information, or overseeing the preparation of, monthly, quarterly, semi-annual and annual financial statements of the Fund, quarterly reports of the operations of the Fund and maintaining information to facilitate the preparation of annual tax returns; (5) providing regulatory compliance and assisting in the preparation of certain regulatory filings; and (6) performing additional services, as agreed upon, in connection with the administration of the Fund.

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DISTRIBUTION AGREEMENT

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with ______________, __________________ (the “Distributor”), pursuant to which the Distributor acts as the Fund’s distributor. The offering of the Fund’s shares is on a best efforts basis and is continuous. The Distributor is a registered broker-dealer and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board of Trustees, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

RULE 12b-1 PLAN

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”) that provides for fees payable to the Distributor and/or the Adviser as an expense of the Fund that are used by the Distributor and/or the Adviser to pay for distribution and shareholder services provided to the holders of Class A, Class C and Class N shares. The Rule 12b-1 Plan provides alternative methods for paying sales charges and may help the Fund grow or maintain asset levels to provide operational efficiencies and economies of scale. The Rule 12b-1 Plan also provides for post-sales servicing to holders of Class A, Class C and Class N shares. Because 12b-1 fees are paid out of Fund assets attributable to Class A, Class C and Class N shares, respectively, on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges. The Rule 12b-1 Plan is a compensation plan, which means that the Distributor and/or the Adviser is compensated regardless of its expenses, as opposed to a reimbursement plan which reimburses only for expenses incurred.

The Rule 12b-1 Plan may not be amended to materially increase the amount to be paid by the Fund’s Class A, Class C or Class N shares for distribution services without the vote of a majority of the outstanding voting securities of such shares. The Rule 12b-1 Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the Trustees, including the Independent Trustees, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities. The Rule 12b-1 Plan may be terminated at any time without penalty by vote of a majority of the Independent Trustees or by vote of the majority of the outstanding voting securities of the Fund’s Class A, Class C or Class N shares, respectively.

If the Rule 12b-1 Plan is terminated for the Fund’s Class A, Class C or Class N shares in accordance with its terms, the obligation of the Fund to make payments to the Distributor and/or the Adviser pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by the Distributor and/or the Adviser other than fees already payable under the Rule 12b-1 Plan, if the Rule 12b-1 Plan is terminated in accordance with its terms for any reason.

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CUSTODIAN

U.S. Bank, N.A. (the “Custodian”) serves as custodian for the Fund. Pursuant to a custodian agreement, the Custodian maintains a separate account in the name of the Fund, holds and transfers portfolio securities on account of the Fund, accepts receipts and makes disbursements of money on behalf of the Fund, collects and receives all income and other payments and distributions on account of the Fund’s securities. The Fund also may enter into principal transactions with one or more affiliates of the Custodian.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

The Board has selected ____________ as the independent registered public accounting firm of the Fund. ___________ principal business address is _________________. _________, Washington, DC, serves as legal counsel to the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s portfolio holdings are made public, as required by law, in the Fund’s annual and semi-annual reports. These reports are filed with the SEC and mailed to Shareholders approximately 60 days after the last day of the relevant period. (In addition, these reports are available upon request.) Also as required by law, the Fund’s portfolio holdings are reported to the SEC approximately 60 days after the last day of the Fund’s relevant first or third fiscal quarterly period. Selected holdings, as well as certain statistical information relating to portfolio holdings, such as strategy breakdowns or strategy performance, may be made available to Shareholders in periodic communications because the Fund considers current portfolio holding information proprietary, such information is typically withheld for some time before being made public.

When authorized by appropriate executive officers of the Fund, portfolio holdings information may be given more frequently than above to third-party service providers and certain affiliated persons of the Fund. As of the date of this Prospectus, these persons are limited to the Custodian (full portfolio daily, no lag), in addition to the Adviser and its personnel, internal and external accounting personnel (full portfolio daily, no lag), and the Fund’s independent registered public accounting firm. In addition, the Fund may release to Intermediaries conducting due diligence on the Fund and the Adviser subject to a nondisclosure agreement. Finally, on occasion the Fund may disclose one or more individual holdings to pricing or valuation services for assistance in considering the valuation of the relevant holdings. In such cases, the information provided is subject to limitations on use intended to prohibit the recipient from trading on or inappropriately further disseminating it. As part of the internal policies and procedures, conflicts between the interests of the investors and those parties receiving portfolio information will be considered. In addition to the Fund’s policies and procedures in this area, a number of fund service providers maintain their own written procedures limiting use and further transmission of portfolio holdings information disclosed to them. Neither the Fund nor the Adviser receives any compensation in connection with the disclosure of information to these parties, and all such arrangements are pursuant to policies approved by the Board, which has determined that they are appropriate and in the best interest of Shareholders. These Company policies and procedures will be reviewed by the Trustees on an annual basis, for adequacy and effectiveness, in connection with the Fund’s compliance program under Rule 38a-1 under the Investment Company Act; and related issues will be brought to the attention of the Trustees on an as appropriate basis.

Additionally, the Adviser or its personnel from time to time may comment to the press, Shareholders, prospective investors or investor fiduciaries or agents (orally or in writing) on the Fund’s portfolio securities or may state that the Fund recently acquired or disposed of interests in a Portfolio Fund or other security. This commentary also may include such statistical information as industry, country or strategy exposure, credit quality information, specialized financial characteristics (alpha, beta, maturity, sharpe ratio, standard deviation, default rate, etc.), price comparisons to various measures, portfolio turnover and the like. No comments may be made, however, if likely to permit, in the sole judgment of the Adviser, inappropriate trading of Shares or of portfolio securities of the Fund.

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PROXY VOTING POLICIES AND PROCEDURES

The Board has delegated to the Adviser the authority to vote all proxies relating to the Fund’s portfolio securities pursuant to the Statement of Policies and Procedures for Proxy Voting set out in the Appendix A to this SAI. Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30, 2014 will be available on Form N-PX without charge by calling 800-726-3400, or on the SEC’s website at http://www.sec.gov. This reference to the website does not incorporate the contents of the website into this prospectus.

CODE OF ETHICS

The Fund’s Board has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act and has also approved the Code of Ethics of the Adviser that was adopted by it in accordance with Rule 17j-1 and Rule 204A-1 under the Advisers Act. The codes of ethics establish policies and procedures for personal investing by employees and restrict certain transactions. Employees subject to the codes of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held, directly or indirectly, by the Fund.

The codes of ethics may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The codes of ethics also are available on the Edgar Database on the SEC’s website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. This reference to the website does not incorporate the contents of the website into this prospectus.

LIST OF BENEFICIAL OWNERS OR CONTROL PERSONS

Prior to the effectiveness of this prospectus, the Adviser purchased ____% of the outstanding shares of the Fund. The Adviser controls the Fund (within the meaning of the Investment Company Act) because it owns more than 25% of the Fund’s outstanding shares. The Adviser is organized as a corporation under the laws of Maryland. The Adviser’s principal business address is 9711 Washingtonian Boulevard, Suite 400, Gaithersburg, Maryland 20878.

BROKERAGE TRANSACTIONS

Subject to policies established by the Board, the Adviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of any brokerage. Because the Adviser expects that most of the Fund’s purchases of securities will be made directly from the issuer (i.e., the Subsidiary), the Adviser expects to engage in transactions using a broker on a more limited basis. Nevertheless, the Fund anticipates that some of its portfolio transactions may be subject to expenses.

When engaging in brokerage transactions, the Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. When possible, the Fund deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to seek to obtain best execution in conducting portfolio transactions, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm’s general execution and operations facilities and the firm’s risk in positioning the securities involved. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available.

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When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

None of the Fund nor the Adviser has entered into any agreements or understandings with any brokers regarding the placement of securities transactions based on research services they provide. To the extent that brokers supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser, and therefore may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is designed to augment the Adviser’s own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment responsibilities with respect to all its client accounts.

Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund.

Investment decisions for the Fund are made independently of those of other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the Adviser, particularly when a security is suitable for the investment objectives of more than one such company or account. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts as to both amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

The Adviser or subadvisers are responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for any the portion of the Fund’s assets they manage. Transactions on U.S. stock exchanges and on some non-U.S. stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of non-U.S. stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

The Adviser or subadvisers will generally select brokers and dealers to effect transactions on behalf of the Fund substantially as described below. The Adviser can give no assurance that a Trading Advisor will adhere to, and comply with, the described practices. The Adviser generally expects that, in selecting brokers and dealers to effect transactions on behalf of the Fund, it and the subadvisers will seek to obtain best execution for the transactions, taking into account such factors as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. The Adviser may consider the adequacy of the broker selection process employed by a Trading Advisor, as well as the above principles, as a factor in determining whether to invest with a Trading Advisor. The Adviser and subadvisers generally will seek reasonably competitive commission rates, but will not necessarily pay the lowest commission available on each transaction.

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Consistent with seeking best execution, the Adviser and subadvisers may place brokerage orders with brokers that may provide the Adviser or the subadviser and their affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Adviser or subadvisers are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Adviser or subadvisers or their affiliates in providing services to clients other than the Fund. In addition, not all of the supplemental information is used by the Adviser or subadvisers in connection the Fund. Conversely, the information provided to the Adviser or subadvisers by brokers and dealers through which other clients of the Adviser or subadvisers and their affiliates effect securities transactions may be useful to them in providing services to the Fund. In accordance with provisions of the Investment Company Act, an affiliate of the Adviser or subadvisers may effect brokerage transactions for the Fund.

Portfolio Turnover

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded. A high portfolio turnover rate may result in greater transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover has certain tax consequences for shareholders. The Fund expects its portfolio turnover rate to be ___% in any fiscal year.

FUND EXPENSES

The Fund, the Subsidiary and the Trading Entities are responsible for their own operating expenses other than those that the Adviser assumes, if any. The Fund’s fees and expenses will decrease the returns of the Fund.

Pursuant to an Operating Services Agreement with the Fund, the Adviser has contractually agreed to pay all of the Fund’s ordinary fund-wide expenses including the Fund’s organizational and offering expenses but not the following Fund expenses: the Management Fee, the distribution/shareholder servicing fee, borrowing costs, interest expenses, brokerage commissions and other transaction and investment-related costs, taxes, litigation and indemnification expenses, judgments and other extraordinary or non-recurring expenses not incurred in the ordinary course of the Fund’s business. This Operating Services Agreement may be terminated at any time by the Board.

As an indirect investor in the Trading Entities, the Fund will indirectly bear the fees and expenses paid and incurred by the Trading Entities and such fees and expenses will reduce the Fund’s overall return. It is expected that each Trading Entity will pay its Trading Advisor both a management fee based on the Trading Entity’s investment exposure (which may exceed the Trading Entity’s total assets) and a performance fee calculated as a percentage of the Trading Entity’s profits.

DETERMINATION OF NET ASSET VALUE

The NAV of each Class of the Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern Time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

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The NAV for a Class is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) attributable to the Class by the total number of shares in the Class outstanding at such time.

Net Assets	=	NAV

Shares Outstanding

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service, and 4) other factors as necessary to determine a fair value under certain circumstances.

The Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”), National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by the Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board. The Board will periodically review the reliability of the Fund’s fair value methodology. The Fund may hold portfolio securities, such as those traded on foreign exchanges that trade on weekends or other days when the Fund’s shares are not priced. Therefore, the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect as their fair value.

PURCHASE AND REDEMPTION OF FUND SHARES

Detailed information on the purchase and redemption of shares is included in the Fund’s Prospectus. Shares of the Fund are sold at the next offering price calculated after receipt of an order for purchase. In order to purchase shares of the Fund, you must invest the initial minimum investment for the relevant class of shares. However, the Fund reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans. You may purchase shares on any day that the NYSE is open for business by placing orders with the Fund.

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The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund’s view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of the Fund within a calendar year). The Fund assesses a redemption fee of 1.00% of the value of the Fund’s shares being redeemed if a shareholder redeems its shares of the Fund within 30 days of purchase. Furthermore, the Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which the sale by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; (iii) for such other periods as the SEC may permit for the protection of the Fund’s shareholders; or (iv) to ensure a recent purchase made by check clears.

Redemptions in Kind

The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets). The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV per share for the shares being sold. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

The Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although the Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

FEDERAL INCOME TAX CONSEQUENCES

The following is a description of the material U.S. federal income tax consequences of owning and disposing of shares of the Fund and of the material U.S. federal income tax considerations affecting the Fund. The discussion below provides general tax information related to an investment in shares of the Fund, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the shares of the Fund. It is based on the Code and Treasury regulations and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a shareholder’s particular circumstances, including alternative minimum tax consequences and tax consequences applicable to shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding shares of the Fund as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the shares of the Fund; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes (and persons investing in the Fund through such entities); real estate investment trusts; regulated investment companies; insurance companies; U.S. holders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.”

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Except where specifically addressing non-U.S. shareholders, this discussion assumes that the shareholder is a U.S. holder who holds shares of the Fund as a capital asset. A “U.S. holder” is a holder who, for U.S. federal income tax purposes, is a beneficial owner of shares of the Fund and is (i) an individual who is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state therein or the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable United States Treasury regulations to be treated as a U.S. person. If an entity that is classified as a partnership for U.S. federal income tax purposes holds shares of a Fund, the U.S. federal income tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. Partnerships holding Fund shares and partners in such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of holding and disposing of such shares.

Tax laws are complex and often change, and shareholders should consult their tax advisors about the U.S. federal, state, local and non-U.S. tax consequences of an investment in the Fund.

Taxation of the Fund

The Fund has elected to be treated and intends to qualify in each taxable year to be taxed as, a regulated investment company (a “RIC”) under Subchapter M of the Code. To qualify as a RIC for any taxable year, the Fund must, among other things, satisfy both an income test and an asset test for such taxable year. Specifically, (i) at least 90% of the Fund’s gross income for such taxable year must consist of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of stock, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and net income derived from interests in “qualified publicly traded partnerships” (such income, “Qualifying RIC Income”) and (ii) the Fund’s holdings must be diversified so that, at the end of each quarter of such taxable year, (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly traded partnerships.” The Fund’s share of income derived from a partnership other than a “qualified publicly traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Fund. A “qualified publicly traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (i) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (ii) less than 90% of its gross income for the relevant taxable year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in stock or securities (or options and futures with respect to stock or securities).

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Income derived from direct investments in commodities is not Qualifying RIC Income. In addition, the Internal Revenue Service (the “IRS”) has issued a revenue ruling concluding that income and gains from certain commodity-linked derivatives do not constitute Qualifying RIC Income. It is possible that the Fund will from time to time make investments in commodities and commodity-linked derivatives directly, rather than through the Subsidiary, and therefore it is possible that some of the Fund’s income will not constitute Qualifying RIC Income. The IRS has indicated in another revenue ruling that income from certain instruments, such as certain structured notes, that create commodity exposure may constitute Qualifying RIC Income, and it has issued private letter rulings holding that income derived from certain commodity-linked notes constitutes Qualifying RIC Income. In addition, the IRS has issued private letter rulings concluding that income derived by a regulated investment company from a wholly owned subsidiary, such as the Subsidiary, that invests in commodities and commodity-linked derivatives constitutes Qualifying RIC Income. Each of these private letter rulings applies only to the taxpayer that requested it and may not be used or cited as precedent. Moreover, the Fund understands that the IRS has recently suspended the issuance of such rulings and is reviewing its policy in this area. The Fund has not applied for or received such a ruling from the IRS, and has not determined whether to seek such a ruling if the IRS were to resume issuing such rulings. The Fund intends to take the position that income from its investments in commodity-linked notes and in the Subsidiary will constitute Qualifying RIC Income. In the absence of a ruling, however, there can be no certainty in this regard. It is possible that, as a consequence of its current review of this area, the IRS will reverse its prior position and publish guidance under which it will take the position that these items would not constitute Qualifying RIC Income. The tax treatment of the Fund’s investment in commodity-linked notes or in the Subsidiary could also be adversely affected by future legislation or Treasury regulations. If income derived by the Fund from its investments in commodity-linked notes and in the Subsidiary does not constitute Qualifying RIC Income, the Fund would most likely not qualify as a regulated investment company under the Code; in that case, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as dividend income. In the event that future legislation, Treasury regulations or IRS guidance prevents the Fund from treating its income from its investments in commodity-linked notes or in the Subsidiary as Qualifying RIC Income, the Fund and the Advisor will consider what action to take, including potentially liquidating the Fund.

The Fund may obtain exposure to currency markets through instruments such as foreign currency forward contracts. As discussed above, the Treasury Department has the authority to issue regulations excluding from the definition of Qualifying RIC Income a RIC’s foreign currency gains that are not directly related to its principal business of investing in stock or securities (or options and futures with respect to stock or securities). Such regulations, if issued, might treat gains from the Fund’s foreign currency-denominated positions as income that is not Qualifying RIC Income.

The Fund may invest in ETFs. Depending on the relevant ETF’s structure and its underlying investments, an investment in an ETF may produce income that is not Qualifying RIC Income. The Fund will limit and/or manage its holdings of ETFs with a view to complying with the requirements for qualification as a RIC. In addition, depending on an ETF’s structure, an ETF may bear tax costs at the ETF level that exceed the tax costs that would result if the Fund were to invest directly in the investments in which the ETF invests.

Assuming that it qualifies as a RIC, the Fund generally will not be subject to U.S. federal income tax on its “investment company taxable income,” computed without regard to the dividends-paid deduction, and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to its shareholders (including amounts that are reinvested in additional shares pursuant to the dividend reinvestment plan), provided that it distributes on a timely basis with respect to each taxable year at least the sum of 90% of its “investment company taxable income” computed without regard to the dividends-paid deduction and 90% of its net tax-exempt interest income for such taxable year. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gain and with certain other adjustments. The Fund intends to distribute all of its income and gains to shareholders on an annual basis. Any taxable income, including any net capital gain, that the Fund does not distribute to its shareholders in a timely manner will be subject to U.S. federal income tax at regular corporate rates.

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If the Fund retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to its shareholders. If the Fund makes such an election, each shareholder will be required to report its share of such undistributed net capital gain as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Fund on such undistributed net capital gain as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each shareholder will be entitled to increase the adjusted tax basis of its shares of the Fund by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Fund will make this election if it retains all or a portion of its net capital gain for a taxable year.

In addition, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements. In order to avoid this excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary taxable income for the calendar year, (ii) 98.2% of its capital gain net income for the one-year period ended on October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For purposes of determining whether the Fund has met this distribution requirement, (i) certain ordinary gains and losses that would otherwise be taken into account for the portion of the calendar year after October 31 will be treated as arising on January 1 of the following calendar year and (ii) the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax. The Fund intends generally to make distributions sufficient to permit it to avoid the imposition of this excise tax, but there can be no assurance in this regard.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as dividend income. Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits would be treated as a return of capital to the extent of (and in reduction of) a shareholder’s tax basis in its shares and any such distributions in excess of that basis would be treated as gain from the sale of shares, as discussed below. In such event, provided that a shareholder satisfied the applicable holding period and other requirements with respect to his or her shares, dividends received by a shareholder during his or her taxable year beginning before January 1, 2013 would be treated as “qualified dividend income,” which is subject to U.S. federal income tax at the rates applicable to long-term capital gains, and would be eligible for the dividends-received deduction in the case of a corporate shareholder. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before requalifying for taxation as a RIC. If the Fund fails to satisfy the income test or diversification test described above, however, it may be able to avoid losing its status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax.

Some of the investments that the Fund is expected to make, such as investments in debt securities that are treated as issued with original issue discount, will cause the Fund to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property. Because the distribution requirements described above will apply to this income, the Fund may be required to borrow money or dispose of other securities in order to make the relevant distributions.

If the Fund utilizes leverage through borrowings or the issuance of preferred shares, it will be prohibited from declaring a distribution or dividend if it would fail the applicable asset coverage test(s) under the 1940 Act after the payment of such distribution or dividend. In addition, certain covenants in credit facilities or indentures may impose greater restrictions on the Fund’s ability to declare and pay dividends on shares of the Fund. Limits on the Fund’s ability to pay dividends on its shares may prevent the Fund from meeting the distribution requirements described above, and may therefore jeopardize the Fund’s qualification for tax treatment as a RIC and subject the Fund to U.S. federal income tax or the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.

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Certain of the Fund’s investments are expected to be subject to special U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (iv) adversely affect when a purchase or sale of stock or securities is deemed to occur, (v) adversely alter the intended characterization of certain complex financial transactions (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash and (vii) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the nondeductible 4% excise tax and, under certain circumstances, could affect the Fund’s status as a RIC. The Fund will monitor its investments and may make certain tax elections in order to mitigate the effect of these provisions. Moreover, there may be uncertainty as to the appropriate treatment of certain of the Fund’s investments for U.S. federal income tax purposes. In particular, the U.S. federal income tax treatment of investments in debt securities that are rated below investment grade is uncertain in various respects.

For U.S. federal income tax purposes, the Fund is permitted to carry forward net capital losses from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Fund and may not be distributed as taxable dividends to shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Taxation of the Subsidiary

For U.S. federal income tax purposes, the Subsidiary will be treated as a corporation and each of the Trading Entities will be treated as a “disregarded entity.” As a result, the Subsidiary will be treated as conducting the activities, and recognizing the income, of each Trading Entity. The Subsidiary would be subject to U.S. federal income tax, at the rates applicable to U.S. corporations, on its net income that is treated as “effectively connected” with the conduct of a trade or business in the United States (“effectively connected income”). In addition, the Subsidiary would be subject to a 30% U.S. branch profits tax in respect of its “dividend equivalent amount,” as defined in Section 884 of the Code, attributable to effectively connected income. The Fund expects that, in general, the activities of the Subsidiary and the Trading Entities will be conducted in a manner such that the Subsidiary will not be treated as engaged in the conduct of a U.S. trade or business. In this regard, Section 864(b) of the Code provides that trading in commodities for one’s own account does not constitute the conduct of a trade or business in the United States by a non-U.S. person, provided that the commodities are of a kind customarily dealt in on an organized commodity exchange and the transaction is of a kind customarily consummated at such place. There can be no assurance, however, that the Subsidiary will not recognize any effectively connected income. The imposition of U.S. federal tax on the Subsidiary’s effectively connected income could significantly reduce the Fund’s returns.

Foreign Taxes

Dividends, interest and capital gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that the Fund will qualify for treaty benefits. If more than 50% of the value of the Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the IRS to “pass through” to its shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, a shareholder would (a) include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income taxes paid by the Fund; (b) treat his pro rata share of such foreign income taxes as having been paid by him; and (c) subject to certain limitations, be entitled either to deduct his pro rata share of such foreign income taxes in computing his taxable income or to use it as a foreign tax credit against U.S. income taxes. No deduction for such foreign income taxes would be permitted to individuals in computing their alternative minimum tax liability. In general, the Fund does not expect that it will meet the requirements of the Code necessary to make this “pass-through” election. Assuming that the Fund does not make this election, any foreign taxes paid by the Fund will represent an expense to the Fund, which the Fund will generally deduct against its “investment company taxable income,” and the shareholders will not be able to claim either a credit or deduction for their pro rata shares of such taxes. Even if the Fund makes the “pass-through” election for any taxable year, the election will not apply to taxes paid by the Subsidiary or any of the Trading Entities. The imposition of foreign or U.S. taxes on the income of these entities will reduce the return to shareholders.

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Distributions

Distributions of the Fund’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions (or deemed distributions, as described above), if any, of net capital gains will be taxable as long-term capital gains to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits, regardless of the length of time the shareholder has owned shares of the Fund. Long-term capital gains recognized by individuals and other non-corporate shareholders will be subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income. The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot be determined until after the end of the taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the current and accumulated earnings and profits of the Fund. Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) a shareholder’s tax basis in its shares and any such distributions in excess of that basis will be treated as gain from the sale of shares, as discussed below.

Distributions by the Fund out of its “qualified dividend income” that are made to an individual or other non-corporate shareholder during a taxable year of such shareholder beginning before January 1, 2013, will be treated as “qualified dividend income” to such shareholder and will therefore be subject to U.S. federal income tax at the rates applicable to long-term capital gain, provided the shareholder satisfies the applicable holding period and other requirements. It is unclear whether any legislation will be enacted that would extend this treatment for taxable years beginning on or after January 1, 2013. “Qualified dividend income” generally includes dividends from U.S. corporations and dividends from foreign corporations that meet certain specified criteria. Distributions that the Fund receives, or is deemed to receive, from the Subsidiary will not constitute “qualified dividend income.” Dividends distributed by the Fund to a corporate shareholder will qualify for the dividends-received deduction only to the extent that the dividends consist of distributions of qualifying dividends received by the Fund. In addition, any such dividends-received deduction will be disallowed or reduced if the corporate shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its shares of the Fund. Given the Fund’s investment strategy, it is not expected that a large portion of the distributions made by the Fund will be eligible for the dividends-received deduction or the reduced rates applicable in taxable years beginning before January 1, 2013 to “qualified dividend income.”

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months, and paid during the following January, will be treated as having been distributed by the Fund (and received by shareholders) on December 31 of the year in which declared.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or in kind or are reinvested in additional shares of the Fund pursuant to the dividend reinvestment plan. In addition, a distribution will be treated in the manner described above even though, from an investment standpoint, it may constitute a partial return of the shareholder’s capital. In particular, investors should consider the tax implications of purchasing shares immediately prior to a distribution. Although the price of shares purchased at that time will include the amount of the forthcoming distribution, the distribution will nevertheless be taxable to the purchaser.

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Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.

Acquisition and Redemption, Sale and Exchange of Shares

A shareholder that acquires shares of the Fund in exchange for an in-kind contribution of securities will generally recognize gain or loss as if it had sold such securities for their fair market value on the date of the contribution. The amount of the gain or loss will be equal to the difference between the fair market value of contributed securities and the shareholder’s adjusted tax basis in the contributed securities. The shareholder’s basis in the shares it acquires in exchange for an in-kind contribution of securities will be equal to the fair market value of such securities on the date of the contribution.

A shareholder will generally recognize capital gain or loss on a redemption or sale of shares of the Fund. The amount of the gain or loss will be equal to the difference between the fair market value of the cash or other property (including securities distributed in kind by the Fund) that the shareholder receives upon such redemption or sale and the shareholder’s adjusted tax basis in the shares that are redeemed or sold. Such gain or loss generally will be a long-term capital gain or loss if the shareholder’s holding period for such shares is more than one year and will be short-term capital gain or loss if the shareholder’s holding period for such shares is one year or less. Long-term capital gains recognized by individuals and other non-corporate shareholders are subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.

A shareholder who receives an in-kind distribution of securities upon redeeming his or her shares will have an initial tax basis in such securities equal to their fair market value on the redemption date. A shareholder who subsequently sells any securities received pursuant to a redemption will recognize taxable gain or loss to the extent that the proceeds from such sale are greater or less than the shareholder’s tax basis in such securities.

Losses realized by a shareholder on a redemption or sale of Fund shares held for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or deemed received, as discussed above) with respect to such shares of the Fund. In addition, no loss will be allowed on a redemption or sale of shares of the Fund if the shareholder acquires shares of the Fund (including pursuant to the dividend reinvestment plan) within a period beginning 30 days before and ending 30 days after the redemption or sale. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

For U.S. federal income tax purposes, an exchange of Fund shares for shares of another fund will be treated as a taxable disposition of the exchanged shares. You may realize either a gain or loss on those shares and will be responsible for paying the appropriate taxes.

Under U.S. Treasury regulations, if a shareholder recognizes losses with respect to shares of the Fund of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Failure to comply with the reporting requirements gives rise to substantial penalties. Certain states may also have disclosure requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Information Reporting and Backup Withholding

Information returns will be filed with the IRS with respect to distributions on Fund shares and the proceeds from a redemption or other disposition of Fund shares. A shareholder will be subject to backup withholding on all such payments if it fails to provide the payor with its correct taxpayer identification number (generally, on an IRS form W-9) and to make required certifications or otherwise establish an exemption from backup withholding. Corporate shareholders and certain other shareholders generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld pursuant to these rules may be credited against the applicable shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS. The backup withholding rate is currently 28% and is scheduled to increase to 31% in 2013.

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Non-U.S. Shareholders

The U.S. federal income taxation of a shareholder that is a nonresident alien individual, a foreign corporation or a foreign trust or estate, each as defined for U.S. federal income tax purposes (a “non-U.S. shareholder”) depends on whether the income that the non-U.S. shareholder derives from the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder. The discussion below does not apply to a non-U.S. shareholder who is a former U.S. citizen or an entity that has expatriated from the United States. Such non-U.S. shareholders should consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

If the income that a non-U.S. shareholder derives from the Fund is not “effectively connected” with a U.S. trade or business carried on by such non-U.S. shareholder, distributions of income and gains other than net capital gain will generally be subject to a U.S. federal withholding tax at a rate of 30% (or a lower rate specified by an applicable treaty). However, provided that certain requirements are satisfied, this withholding tax will not be imposed on dividends paid by the Fund in its taxable years beginning before January 1, 2012 to the extent that the underlying income and gains out of which the dividends are paid consist of U.S. source interest income (“interest-related dividends”) or short-term capital gains that would not have been subject to U.S. withholding tax if received directly by the non-U.S. shareholder. It is unclear whether any legislation will be enacted that would extend this exemption from withholding for the Fund’s taxable years beginning on or after January 1, 2012.

A non-U.S. shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business will generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are reported to the shareholders as undistributed net capital gains and any gains realized upon the redemption or sale of shares of the Fund. If, however, such a non-U.S. shareholder is a nonresident alien individual who is physically present in the United States for 183 days or more during the taxable year and meets certain other requirements, such capital gain dividends, undistributed net capital gains and gains from the redemption or sale of shares of the Fund, net of certain U.S.-source losses, will be subject to a 30% U.S. tax.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, any distributions of income and gains, including net capital gains, any amounts retained by the Fund that are reported to the shareholders as undistributed capital gains and any gains realized upon the redemption or sale of shares of the Fund will be subject to U.S. income tax, on a net income basis, in the same manner, and at the graduated rates applicable to, U.S. persons. If such a non-U.S. shareholder is a corporation, it may also be subject to the U.S. branch profits tax.

As discussed above, information returns will be filed with the IRS with respect to distributions on Fund shares and the proceeds from a redemption or other disposition of Fund shares. A non-U.S. shareholder other than a corporation may be subject to U.S. backup withholding on distributions that are otherwise exempt from withholding tax, or that would otherwise be taxable at a reduced treaty rate, or on the proceeds from a redemption or other disposition of Fund shares if such non-U.S. shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption. Backup withholding is not an additional tax. Any amounts withheld pursuant to the backup withholding rules will be allowed as a credit against the non-U.S. shareholder’s U.S. federal income tax liability, if any, and may entitle the non-U.S. shareholder to a refund, provided that the required information is furnished to the IRS on a timely basis.

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Withholding tax at a rate of 30% will be imposed on payments to certain foreign entities, including financial intermediaries, after December 31, 2013 (or any applicable date specified by the U.S. Treasury Department), of U.S.-source dividends and the gross proceeds of dispositions of property that can produce U.S.-source dividends, unless the relevant foreign entity satisfies various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in, or accounts with, those entities). This withholding will not apply to income that is “effectively connected” with a U.S. trade or business conducted by the applicable foreign entity. Non-U.S. shareholders should consult their tax advisors regarding the possible implications of this legislation on their investments in Fund shares.

In order to qualify for the exemption from U.S. withholding tax on “interest-related dividends,” to qualify for an exemption from U.S. backup withholding and to qualify for a reduced rate of U.S. withholding tax on dividends under an income tax treaty, a non-U.S. shareholder must generally deliver to the Fund a properly executed IRS Form W-8 (generally, Form W-8BEN). In order to claim a refund of any Fund-level taxes imposed on undistributed net capital gains, any U.S. withholding taxes or any backup withholding, a non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return.

Prospective shareholders of the Fund should consult with their own tax advisors concerning the effect of owning shares of the Fund in light of their particular tax situation.

DIVIDENDS AND DISTRIBUTIONS

The Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December. For a discussion of the treatment of these dividends and distributions for U.S. federal income tax purposes, see “Federal Income Tax Consequences – Distributions.”

The amount of income dividend payments by the Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

Any dividend or distribution paid by the Fund will reduce the Fund’s NAV on the date paid by the amount of the dividend or distribution. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to U.S. federal income taxes.

Dividends and other distributions will be reinvested in additional shares of the Fund unless the shareholder has otherwise elected. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the transfer agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the transfer agent has received the written request.

GENERAL INFORMATION

Capitalization

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 14, 2013. The Trust currently consists of the Fund, which offers multiple classes of shares of beneficial interest, no par value. The Trust’s Declaration of Trust (“DoT”) permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

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With respect to the Fund, the Trust may offer more than one class of shares. The Fund currently offers two classes of shares, Class A and Class I shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust, which are not attributable to a specific series or class, are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares issued do not have pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

Voting Rights

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees. Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting.

An investor in the Fund will be a Shareholder of the Fund and his or her rights in the Fund will be established and governed by the Fund’s DoT. The following is a summary description of additional items and of select provisions of the DoT that may not be described elsewhere in this SAI or the Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the DoT.

Liability and Indemnification. Under Delaware law and the DoT, each Shareholder will be liable for the debts and obligations of the Fund only to the extent of the value of such Shareholder’s Shares. The DoT provides that the Trustees and the Investment Manager (including certain of its affiliates, among others) shall not be liable to the Fund or any of the Shareholders for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law.

The DoT also contains provisions for the indemnification, to the extent permitted by law, of the members and former members of the Board and the Investment Manager (including certain of its affiliates, among others) by the Fund (but not by the Shareholders individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund. None of these persons shall be personally liable to any Shareholder by reason of any change in the federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the DoT shall not be construed so as to limit liability or provide for indemnification of the members and former members of the Board and the Adviser (including certain of its affiliates, among others) for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the DoT to the fullest extent permitted by law.

Amendment. The DoT may generally be amended, in whole or in part, with the approval of a majority of the Trustees (including a majority of the Independent Trustees, if required by the Investment Company Act). Shareholders have the right to vote on any amendment: (i) affecting their right to vote granted under the DoT; (ii) to the DoT’s amendment provision; (iii) for which such vote is required by law; and (iv) submitted to them by the Trustees.

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Term, Dissolution and Liquidation. The Fund may be dissolved upon the affirmative vote of a majority of the Trustees without Shareholder approval, unless such approval is required by the Investment Company Act. In doing so, the Trustees may: (i) sell the Fund’s assets to another entity in exchange for interests in the acquiring entity; or (ii) sell all of the Fund’s assets for cash. Following such liquidation, the Fund’s Shareholders are entitled to receive the proceeds of such sale, distributed in proportion to the number of Shares held by each Shareholder. Upon termination of the Fund, the Fund will file a certificate terminating its existence as a Delaware statutory trust.

Registration Statement

This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

[To be provided by amendment.]

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (Moody’s) rating symbols and their meanings (as published by Moody’s) follows:

1. Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B:	Obligations rated B are considered speculative and are subject to high credit risk.
Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C:	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.
Note:	Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1.	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2.	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3.	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG.	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

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Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1.	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2.	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3.	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG.	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

2. Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
NOTE:	Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

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Standard & Poor’s

A brief description of the applicable Standard & Poor’s (S&P) rating symbols and their meanings (as published by S&P) follows:

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation;
•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA:	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA:	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A:	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB:	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C:	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

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BB:	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B:	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC:	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC:	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C:	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
D:	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
Plus (+) or minus (-):	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
N.R.:	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1:	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2:	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3:	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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B:	A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B-1:	A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-2:	A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-3:	A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meets its financial commitments over the short-term compared to other speculative-grade obligors.
C:	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D:	A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Steben Managed Futures Fund | Statement of Additional Information 77

APPENDIX B

STEBEN & COMPANY, INC.

PROXY VOTING POLICIES

Steben & Company (SCI or the Firm), serves as general partner or investment advisor for commodity funds and registered and unregistered investment companies (each a Fund and, together, the Funds), and as such is responsible for many aspects of the Fund’s operations, including the management and investment of its cash assets.

In the absence of a delegation of investment and management authority to another party, which delegation includes the obligation to vote proxies appurtenant to securities and other instruments acquired by said third party for the benefit of the Funds, SCI shall vote shares of stock and other instruments carrying voting rights for the holders thereof in accordance with these Proxy Voting Policies.

1.	Duties with Respect to Proxies:

SCI has an obligation to vote all proxies appurtenant to shares of stock and other instruments owned by the Funds in the best interests of the Fund(s) and its owners. In voting these proxies, SCI may not be motivated by, or subordinate the Fund’s interests to, its own objectives or those of persons or parties unrelated to the Fund. SCI will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by it. SCI shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

2.	Voting Proxies:

Since SCI invests the Fund’s assets primarily in instruments that do not carry voting rights for the holders thereof, SCI does not anticipate there being any company meetings at which it is expected to vote shares or other interests held (or controlled) by it for the benefit of the Funds. However, where Fund holdings include voting securities and a meeting of holders of such securities is convened, SCI will take the following steps to carry out its duties as to the Fund(s) and its assets:

A.	SCI will track all such shareholder meetings, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

B.	SCI will look primarily to research received from, or delegate all or certain aspects of the proxy voting process to, RiskMetrics or another similar organization.

C.	SCI has the right and the ability to depart from a recommendation made by RiskMetrics or another organization as to a particular vote, slate of candidates or otherwise, and can to vote all or a portion of the shares owned for client accounts in accordance with its preferences.

Steben Managed Futures Fund | Statement of Additional Information 78

3.	Conflicts of Interest:

SCI is not affiliated with any company whose stock is publicly traded. While SCI believes that such circumstances generally will not present conflict of interest dangers for the Firm or its clients, in order to avoid even the appearance of a conflict of interest, SCI will, by surveying the firm’s employees or otherwise, determine whether SCI has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Firm will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence its decision on a given vote. SCI will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

4.	Obtaining Proxy Voting Information:

To obtain information on how SCI voted proxies, please contact the Firm’s Compliance Department.

Adopted as of this 1st day of May, 2010 (amended as of July 2013)

Steben Managed Futures Fund | Statement of Additional Information 79

PART C: OTHER INFORMATION

ITEM 28.	EXHIBITS

(a)	(1) Certificate of Trust of the Registrant, dated as of February 14, 2013 – filed herewith

(2) Declaration of Trust – To be filed by amendment

(b)	Bylaws of Registrant – To be filed by amendment
(c)	Not applicable.
(d)	(1) Investment Advisory Agreement – To be filed by amendment

(2) Sub-advisory Agreement – To be filed by amendment

(e)	(1) Distribution Agreement – To be filed by amendment

(2) Form of Selling Agreement – To be filed by amendment

(f)	Not applicable.
(g)	Custody Agreement – To be filed by amendment
(h)	(1) Administration Agreement – To be filed by amendment

(2) Transfer Agency Agreement – To be filed by amendment

(3) Fund Accounting Agreement – To be filed by amendment

(4) Operating Expense Agreement – To be filed by amendment

(i)	Opinion and Consent of Legal Counsel – To be filed by amendment
(j)	Consent of Independent Registered Public Accounting Firm – To be filed by amendment
(k)	Not applicable.
(l)	Agreement for providing initial capital – To be filed by amendment
(m)	Rule 12b-1 Plan – To be filed by amendment
(n)	Rule 18f-3 Plan – To be filed by amendment
(o)	Reserved.
(p)	Code of Ethics
(1)	Code of Ethics of the Trust – To be filed by amendment
(2)	Codes of Ethics of the Advisor – To be filed by amendment
(3)	Code of Ethics of Subadvisor – To be filed by amendment
(s)	Powers of Attorney – Filed herewith

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

See the Statement of Additional Information.

ITEM 30	INDEMNIFICATION

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Section 8.2 and 8.3 of the Registrant’s Declaration of Trust states as follows:

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Section 8.2 — Indemnification.

(a) To the fullest extent permitted by law, the Trust will, subject to Section 8.2(c) of this Trust Instrument, indemnify each investment adviser (including for this purpose each officer, director, member, partner, principal, employee or agent of, or any person who controls, is controlled by or is under common control with, an investment adviser or partner of the investment adviser, and their executors, heirs, assigns, successors or other legal representatives) and each Trustee (and his executors, heirs, assigns, successors or other legal representatives) (each such person being referred to as an “indemnitee”) against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been an investment adviser or Trustee of the Trust, or the past or present performance of services to the Trust by the indemnitee, except to the extent that the loss, claim, damage, liability, cost or expense has been finally determined in a judicial decision on the merits from which no further right to appeal may be taken in any such action, suit, investigation or other proceeding to have been incurred or suffered by the indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office. These losses, claims, damages, liabilities, costs and expenses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter. The rights of indemnification provided under this Section 8.2 are not to be construed so as to provide for indemnification of an indemnitee for any liability (including liability under U.S. federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that indemnification would be in violation of applicable law, but will be construed so as to effectuate the applicable provisions of this Section 8.2.

(b) Expenses, including counsel fees and expenses, incurred by any indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties) may be paid from time to time by the Trust in advance of the final disposition of any action, suit, investigation or other proceeding upon receipt of an undertaking by or on behalf of the indemnitee to repay to the Trust amounts paid if a determination is made that indemnification of the expenses is not authorized under Section 8.2(a) of this Trust Instrument, so long as (1) the indemnitee provides security for the undertaking, (2) the Trust is insured by or on behalf of the indemnitee against losses arising by reason of the indemnitee’s failure to fulfill his, her or its undertaking, or (3) a majority of the Independent Trustees (excluding any Trustee who is either seeking advancement of expenses under this Trust Instrument or is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses under this Trust Instrument) or independent legal counsel in a written opinion determines, based on a review of readily available facts (as opposed to a full trial-type inquiry), that reason exists to believe that the indemnitee ultimately will be entitled to indemnification.

(c) As to the disposition of any action, suit, investigation or other proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding has been brought, that an indemnitee is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office, indemnification will be provided in accordance with Section 8.2(a) of this Trust Instrument if (1) approved as in the best interests of the Trust by a majority of the Independent Trustees (excluding any Trustee who is either seeking indemnification under this Trust Instrument or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification under this Trust Instrument) upon a determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that the indemnitee acted in good faith and in the reasonable belief that the actions were in the best interests of the Trust and that the indemnitee is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office, or (2) the Trustees secure a written opinion of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial-type inquiry), to the effect that indemnification would not protect the indemnitee against any liability to the Trust or its Shareholders to which the indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office.

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(d) Any indemnification or advancement of expenses made in accordance with this Section 8.2 will not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification or advancement of expenses to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office. In any suit brought by an indemnitee to enforce a right to indemnification under this Section 8.2, it will be a defense that the indemnitee has not met the applicable standard of conduct described in this Section 8.2. In any suit in the name of the Trust to recover any indemnification or advancement of expenses made in accordance with this Section 8.2, the Trust will be entitled to recover the expenses upon a final adjudication from which no further right of appeal may be taken. In any suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made in accordance with this Section 8.2, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 8.2 will be on the Trust (or any Shareholder acting derivatively or otherwise on behalf of the Trust or its Shareholders).

(e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 8.2 or to which he, she or it may otherwise be entitled except out of the assets of the Trust, and no Shareholders will be personally liable with respect to any such claim for indemnification or advancement of expenses.

(f) The rights of indemnification provided in this Section 8.2 will not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 8.2 will affect the power of the Trust to purchase and maintain liability insurance on behalf of any Trustee, the investment adviser or other person.

Section 8.3 — Shareholders.

No Shareholder of the Trust or of any Series or Class shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or by or on behalf of any Series or Class. The Trustees shall have no power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay pursuant to terms hereof or by way of subscription for any Shares or otherwise.

In case any Shareholder or former Shareholder of any Series or Class shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Series or Class and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series or Class to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series or Class and satisfy any judgment thereon from the assets of the Series or Class. The indemnification and reimbursement required by the preceding sentence shall be made only out of assets of the one or more Series or Classes whose Shares were held by said Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust or any Series or Class thereof to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

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ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Steben & Company, Inc. is the investment adviser to the Fund, and its business is summarized in Part A and Part B of this Registration Statement under the sections entitled “Management of the Fund” and “Management Agreement,” respectively. Information as to any other businesses, professions, vocations or employments of a substantial nature engaged in by officers of SCI during the last two fiscal years is incorporated by reference to Form ADV filed by the Adviser with the SEC under the Investment Advisers Act of 1940, as amended (SEC File No. 801-64686).

ITEM 32.	PRINCIPAL UNDERWRITER

(a)	To be filed by amendment.

(b)	To the best of Registrant’s knowledge, the officers of __________, distributor for Registrant, are as follows:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH GRAND DISTRIBUTION SERVICES LLC	POSITIONS AND OFFICES WITH REGISTRANT

(c)	Not applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS.

The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Investment Manager and other services providers.

ITEM 34.	MANAGEMENT SERVICES

Not applicable

ITEM 35.	UNDERTAKINGS

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Steben Select Multi-Strategy Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Gaithersburg and State of Maryland, on the 26th day of August, 2013.

STEBEN SELECT MULTI-STRATEGY FUND

By:	/s/ Kenneth E. Steben
Kenneth E. Steben
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Kenneth E. Steben	Trustee and Chief Executive Officer	August 26, 2013
Kenneth E. Steben

/s/ George Morriss*	Trustee	August 26, 2013
George Morriss

/s/ Mark E. Schwartz*	Trustee	August 26, 2013
Mark E. Schwartz

/s/ Carl Serger	Chief Financial Officer	August 26, 2013
Carl Serger

* By /s/ Francine J. Rosenberger
Francine J. Rosenberger
(As Attorney-in-Fact)

.

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EXHIBIT INDEX

Exhibit	Exhibit No.
Certificate of Trust of Registrant dated February 14, 2013	EX99.28(a)
Powers of Attorney	EX99.28(s)

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